united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Stuart M Strauss, Esq. Dechert LLP

1095 Avenue of the Americas, New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 2/28/21

Item 1. Reports to Stockholders.

Class A, C, I and S Shares

SEMI-ANNUAL REPORT
As Of FEBRUARY 28, 2021

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 22
Statements of Assets and Liabilities	Page 49
Statements of Operations	Page 51
Statements of Changes in Net Assets	Page 53
Notes to Financials	Page 55
Financial Highlights	Page 71
Supplemental Information	Page 83
Privacy Notice	Page 86

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Emile R. Molineaux	Chief Compliance Officer
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	4221 N 203rd Street, Suite 100
Goodyear, Arizona 85395	Elkhorn, Nebraska 68022

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
4221 N 203rd Street, Suite 100	225 Liberty Street
Elkhorn, Nebraska 68022	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Semi-Annual Report to Shareholders

April 17, 2021

Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the six months from September 1, 2020 through February 28, 2021.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of +4.3% during the fourth quarter of 2020, following a +33.4% AGR in the third quarter of 2020. It appears as though the economy is trying to find its sea legs after the violent economic disruption caused by COVID-19. As of March 2021, total unemployment has declined to 6.0% from 14.8% in April 2020. As we mentioned last quarter, employment in most service sectors has broadly lagged that on the production side of the economy, causing a subdued employment environment. A major contributor to the weak employment picture, the leisure and hospitality service (L&HS) sector shed half of its employees during the pandemic. L&HS is a wide-ranging service sector, and we view recent employment gains in the sector as crucial for a healthy economic recovery to continue. Services sector employment makes up of approximately 40% of total employment, and about 43% of the GDP. As more people are vaccinated, employment in the L&HS sector, and the Services sector at large, should continue to experience outsized gains. We believe this has the potential to solidify gains in other areas of the economy, including, importantly, consumer confidence data. The Federal Reserve Open Market Committee (the Committee) released the following statement, in part, at its March 17, 2021 meeting: “The Federal Reserve is committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals... Following a moderation in the pace of the recovery, indicators of economic activity and employment have turned up recently, although the sectors most adversely affected by the pandemic remain weak. Inflation continues to run below 2 percent. Overall financial conditions remain accommodative, in part reflecting policy measures to support the economy and the flow of credit to U.S. households and businesses.” The Fed continues to sustain historic balance sheet levels and employ a wide range of available tools.

Monetary Policy: The Federal Reserve has meaningfully loosened the language it is using around its inflation target, saying in the current FOMC statement and recent testimony they intend to allow inflation to “moderately exceed 2 percent for some time.” In addition, the Federal Reserve (Fed) will continue to increase its holdings of Treasury securities and of agency mortgage-backed securities. The Fed has rapidly increased most measures of the money supply, and interest rates under Fed purview have declined to historically low levels on an absolute and relative basis. We believe the Fed will remain accommodative until it firmly believes that progress has been made toward its mandate and beyond.

Interest Rates: As the Fed has lowered the federal funds (FF) rate, short-term rates have declined from recent highs and have stabilized around their near-term lows. Intermediate rates and long-term rates have been increasing from their recent lows. The 10-year T-Note yield is well-anchored above 1.5% and in March 2021 the 30-year T-Bond recently hit a cycle high of 2.45%, up from its cycle low of 0.99% in March 2020. Most of the interest rate yield curve has achieved near-term lows and is advancing across the spectrum. As the economy regains its footing and inflation remains low, yield spreads should be able to advance further; however, we do not expect that advance to find its upper range until the economy shows it is resolute. Regarding long-term corporate bonds, the quality spread as measured by Baa bonds minus Aaa bonds continues to change rapidly. The quality spread has historically been a good predictor of confidence in the corporate bond market and helps us establish a baseline expectation for corporate earnings. During the final week of April 2020, the spread hit a cycle high of 1.95 and then settled in near 0.92 during December. As of the beginning of March 2021 the spread has narrowed further to 0.70. We are nearing historical lows for the spread, and it has maintained a downward direction, giving us hope that earnings might have hit cycle-lows. We continue to watch this metric closely as we gauge potential uncertainty in corporate earnings, and the general economy.

Equity Valuations: As of March 31, 2021, the S&P 500 index was at 3972.89. Our proprietary valuation work suggests support for the S&P 500 at roughly 3,650 at the end of March. Short-term and intermediate-term earnings projections are solidifying. The S&P Dow Jones Indices report of S&P 500 earnings indicated 384 of the index’s 500 stocks, or 77%, beat earnings forecasts during 4Q20; that’s an increase from the 65.8% figure in 1Q20. While this is a solid development, we would like to see the trend continue. We believe the PE will remain above its median level of 24 and levels in the low-30 range are not out of reason as the current phase of economic growth progresses. However, inflation and intermediate-to-long-term interest rates are beginning to work slightly against valuations; if economic growth endures, inflation and interest rates are likely to increase which often causes the PE to retract to its mean. To create a range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Our proprietary valuation work currently sets an appropriate S&P 500 PE from 26 to 30. This produces a fair value range of 3,650 to 4,200 over the next 6-to-12 months. Most of our valuation work is earnings, GDP, CPI, and interest-rate dominant. Several of our studies also examine the direction of both inflation and interest rates. The current levels and trends for this data indicate that we are likely to stay in fair-value range for the near-term.

Inflation: We believe the Fed is growing the money supply at a pace, and for a duration, that is driving monetary inflation. While this inflationary pressure should not present a near-term danger, the Fed is in a potentially precarious position in the long-term, where they will need to skillfully time monetary policy to avoid rapid consumer inflation. Inflation, as measured by the consumer price index (CPI), was up 1.36% y-o-y in December 2020, while CPI Less Food & Energy (Core CPI) was up 1.61%. The Fed favors the Core CPI over the headline CPI because it believes that food and energy are overly volatile parts of the CPI. Over the near-term, we believe inflation should remain muted, keeping it below the Fed’s target rate of 2%. We find that there are three highly correlative wage growth measures to CPI; while wage growth signals are mixed, certain wage growth indicators are restrained enough to suggest muted CPI and a Fed with room to remain accommodative. Over various segments of the past year, much of the Producer Price complex has been posting negative y-o-y percent changes, but things are improving. The Final Demand index was +0.76% y-o-y in December, following a string of minor but positive results. Most of the PPI spectrum is negative y-o-y and shows little pricing strength. There is a great deal of slack on the cost-side of inflation. We currently see room for the Fed to keep its control group of interest rates bottomed-out, but evidence is creeping in that suggests the Fed needs to be very watchful that the demand for goods and the cost of goods stay well in balance.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. 5223-NLD-4/28/2021

INVESTMENT REVIEW

JAMES ALPHA MACRO PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Month:	One Year:	Five Year:	Ten Year:	Inception:	Inception:	Inception:
	9/1/20 - 2/28/21	3/1/20 - 2/28/21	3/1/16 - 2/28/21*	3/1/11 - 2/28/21*	2/1/11 - 2/28/21*	1/5/12 - 2/28/21*	8/17/17 - 2/28/21*
Class A
With Sales Charge	3.47%	3.81%	-0.25%	0.15%	0.17%	N/A	N/A
Without Sales Charge	9.78%	10.16%	0.93%	0.75%	0.76%	N/A	N/A
Class C
With Sales Charge	8.33%	8.33%	0.19%	N/A	N/A	-0.19%	N/A
Without Sales Charge	9.33%	9.33%	0.19%	N/A	N/A	-0.19%	N/A
Class I	9.84%	10.47%	1.19%	0.98%	0.99%	N/A	N/A
Class S	10.11%	11.00%	N/A	N/A	N/A	N/A	4.36%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 3.42%, 4.17%, 3.17% and 3.17% for the A, C, I and S Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing all or substantially all of its assets in the following market sectors (“Sectors”): commodities; global inflation-linked bonds; event-linked securities; global equities; emerging market bonds; emerging market currencies; high-yield bonds, quantitative, and global macro. The Manager allocates the Portfolio’s assets across the Sectors based on the Manager’s forecasted return and risk characteristics for each Sector. The Portfolio may invest no more than 33 % of its assets in any single Sector at the time of initial investment or as a result of a rebalancing, although actual Sector weightings may deviate from the maximum allocation percentage from time to time due to market movements.

PORTFOLIO ADVISOR COMMENTARY

Financial markets in 2020 experienced one of the most eventful and historic years on record. Over the span of twelve months, traders experienced a full market cycle that would typically occur over the course of several years. After waves of unprecedented levels of stimulus, financial markets saw a very robust recovery with asset classes across the board moving higher in the second half of the year.

In the last 6 months, the US has seen a myriad of positive catalysts that have supported the market. The announcement of the vaccine and successful rollout provides hope that life may return to normal later in the year. After spiking to 14.8% in April 2020, the US unemployment rate has gradually dropped to 6.2% as of February 2021. There is also continued stimulus support from both monetary and fiscal sources. We believe these variables ultimately support the case for strong economic growth over the next year.

Since entering 2021, the story has become more focused on the bond market, Fed policy, and the implications that higher interest rates may have on other asset classes. The yield on 10-year treasuries has moved up significantly and the yield curve has steepened substantially. Interestingly, the US Dollar has continued to depreciate throughout 2020 and into 2021. We believe this is largely explained by the inverse correlation between the dollar and the twin deficits (i.e., the budget deficit and current account trade deficit). With the twin deficits having grown tremendously in the past year, we expect the long-term trend in the dollar is lower.

Since the mid 1980’s, the bond market has been supported by the long-term trend of declining interest rates, driven in part by the Fed’s ever expanding balance sheet and easy money policies. Global debt for developed economies are now approaching levels not seen since the end of World War II (the IMF estimates the developed world is holding around 125% of GDP). With the Fed’s aversion to negative rates, we believe we are very close to hitting a floor where rates can no longer decline. Additionally, the Fed has issued a policy of ‘inflation averaging’ around its 2% target and have hinted they are willing to let inflation run to hit this average.

The Macro sector was up 5.89% over the period. The key drivers were the Discretionary Thematic and Multi-Strategy managers, up 7.64% and 7.94% respectively. All other sub-strategies had positive returns over the period, except for the Currency managers who were down 3.09%.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE

JAMES ALPHA MACRO PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio, Class S	34.1%
AQR Managed Futures Strategy Fund, Class I	5.9%
Vanguard Total International Bond ETF	5.3%
Altegris Futures Evolution Strategy Fund, Class I	2.8%
Core Alternative ETF	2.4%
Invesco S&P 500 Equal Weight ETF	2.2%
iShares Barclays USD Asia High Yield Bond Index ETF	2.2%
iShares Morningstar Multi-Asset Income ETF	2.1%
iShares Iboxx High Yield Corporate Bond ETF	2.0%
SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	1.8%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Bank of America Merrill Lynch 3-Month Treasury Bill Index consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:	Inception:	Inception:
	9/1/20 -	3/1/20 -	3/1/16 –	3/1/11 –	10/26/09 –	1/5/12 –	8/1/11 –	8/17/17 –
	2/28/21	2/28/21	2/28/21*	2/28/21*	2/28/21*	2/28/21*	2/28/21*	2/28/21*
Class A
With Sales Charge	12.13%	6.60%	9.43%	7.46%	9.22%	NA	NA	NA
Without Sales Charge	18.98%	13.07%	10.73%	8.10%	9.79%	NA	NA	NA
Class C
With Sales Charge	17.54%	11.24%	9.90%	NA	NA	9.38%	NA	NA
Without Sales Charge	18.54%	12.24%	9.90%	NA	NA	9.38%	NA	NA

Class I	19.23%	13.55%	11.20%	NA	NA	NA	8.97%	NA

Class S	19.35%	13.78%	NA	NA	NA	NA	NA	9.35%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 22, 2021, is 1.44%, 2.19%, 1.05%, and 0.95% for the A, C, I, and S Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment by the Portfolio. Quantitative Screening Process: The Sub-Adviser and Green Street Advisors have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Sub-Adviser uses to identify the securities in which the Portfolio may invest. The Model identifies approximately 80 qualifying securities for evaluation by the Sub-Adviser (“Qualifying Securities”). Qualifying Securities may include those issued by companies in a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self -storage sectors. Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Sub-Adviser in determining appropriate investments for the Portfolio. The Sub-Adviser selects the top 40 to 50 securities from among the approximately 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Sub-Adviser may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model.

PORTFOLIO ADVISOR COMMENTARY

Global real estate stocks rallied significantly over the period, extending the strong but choppy recovery that began in the second quarter of 2020, as the announcement of multiple successful COVID-19 vaccines helped offset concerns over rising infection rates and their potential impact on the global economy. During the fourth quarter of 2020, capital markets were bolstered by the news of the FDA’s approval of the Pfizer and Moderna vaccines, illuminating a more definitive path and timeline to eventual herd immunity and an end to social distancing.

INVESTMENT REVIEW (Continued)

Against this backdrop, the global REIT market turned its attention to more cyclical, economically-sensitive property sectors. Property sectors with direct exposure to consumer spending, such as Retail and Lodging, whose fundamentals have faced the most significant headwinds amidst the post-COVID environment, were buoyed by a steady rotation of capital as the market recognized the pent-up demand that could drive cash flows in these property types as the pandemic begins to recede. As we look ahead, following a soft patch due to the “COVID winter,” we foresee a continued recovery in 2021 – likely V-shaped – that will be predicated upon three primary factors: the re-opening/back to school/return to travel surge in new cases being contained by targeted social distancing and eventually widespread vaccination; continued coordinated global central bank monetary policy providing liquidity and staving off a disruption in the credit markets—but may already be “pushing on a string”; fiscal policy measures to complete the “cash bridge” during the containment period (i.e., $1.9T in “band-aid” stimulus) followed by true (i.e., job-creating) stimulus.

We believe the trajectory of global REIT prices in the coming months will reflect the market’s fixation on the tension between the vaccine-induced return to normal and the near-term economic impact of the pandemic, a dynamic that is likely to result in elevated volatility that could potentially create compelling buying and selling opportunities for actively-managed portfolios.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Link REIT	7.2%
CK Asset Holdings Ltd.	4.8%
Mitsubishi Estate Company Ltd.	4.0%
Japan Hotel REIT Investment Corporation	3.9%
Cellnex Telecom S.A.	3.7%
Kennedy-Wilson Holdings, Inc.	3.7%
Colony Capital, Inc.	3.5%
Invitation Homes, Inc.	3.5%
Hongkong Land Holdings Ltd.	3.4%
Ellington Financial, Inc.	3.1%

*	Based on total net assets as of February 28, 2021. Excludes short-term investments.

Portfolio Composition *

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Month:	One Year:	Five Year:	Inception:	Inception:
	9/1/20 - 2/28/21	3/1/20 - 2/28/21	3/1/16 - 2/28/21*	9/29/14 - 2/28/21*	8/17/17 - 2/28/21*
Class A
With Sales Charge	2.83%	8.69%	6.62%	2.23%	N/A
Without Sales Charge	9.07%	15.33%	7.90%	3.18%	N/A
Class C
With Sales Charge	7.62%	13.55%	7.08%	2.42%	N/A
Without Sales Charge	8.62%	14.55%	7.08%	2.42%	N/A
Class I	9.25%	15.76%	8.18%	3.42%	N/A
Class S	9.55%	16.38%	N/A	N/A	8.62%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 5.00%, 5.75%, 4.75% and 4.75% for the A, C, I and S Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that will be employed by the Portfolio include the following: (i) Equity Strategies- the Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies; (ii) Merger Arbitrage Strategies- the Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations; (iii) Real Estate-Related Strategies- the Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies; (iv) Master Limited Partnership (MLP) Strategies- the Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (ETNs) that track MLPs; and (v) Risk-Adjusted Long/Short Debt Strategy- the risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the strategy will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

PORTFOLIO ADVISOR COMMENTARY

Financial markets in 2020 experienced one of the most eventful and historic years on record. Over the span of twelve months, traders experienced a full market cycle that would typically occur over the course of several years. After waves of unprecedented levels of stimulus, financial markets saw a very robust recovery with asset classes across the board moving higher in the second half of the year.

In the last 6 months, the US has seen a myriad of positive catalysts that have supported the market. The announcement of the vaccine and successful rollout provides hope that life may return to normal later in the year. After spiking to 14.8% in April 2020, the US unemployment rate has gradually dropped to 6.2% as of February 2021. There is also continued stimulus support from both monetary and fiscal sources. We believe these variables ultimately support the case for strong economic growth over the next year.

INVESTMENT REVIEW (Continued)

Since entering 2021, the story has become more focused on the bond market, Fed policy, and the implications that higher interest rates may have on other asset classes. The yield on 10-year treasuries has moved up significantly and the yield curve has steepened substantially. Interestingly, the US Dollar has continued to depreciate throughout 2020 and into 2021. We believe this is largely explained by the inverse correlation between the dollar and the twin deficits (i.e., the budget deficit and current account trade deficit). With the twin deficits having grown tremendously in the past year, we expect the long-term trend in the dollar is lower.

Since the mid 1980’s, the bond market has been supported by the long-term trend of declining interest rates, driven in part by the Fed’s ever expanding balance sheet and easy money policies. Global debt for developed economies are now approaching levels not seen since the end of World War II (the IMF estimates the developed world is holding around 125% of GDP). With the Fed’s aversion to negative rates, we believe we are very close to hitting a floor where rates can no longer decline. Additionally, the Fed has issued a policy of ‘inflation averaging’ around its 2% target and have hinted they are willing to let inflation run to hit this average. The trend in higher rates has largely benefitted value stocks while hurting growth stocks. Coming out of the pandemic we are seeing some investor preference moving towards an allocation of greater market exposures in 2021 as part of a macroeconomic ‘re-opening’ trade. We see this cyclical rotation back to value and small cap stocks implying greater structural upside for the small and mid cap stocks relative to the best performing large cap tech stocks of 2020.

We saw very strong performance from the portfolio’s MLP, Real Estate, and Small Cap exposures over the last six months. Our merger arbitrage exposure had the lowest performance; however, it still added value over the time frame. We have seen a strong rebound in global growth but believe the rebound will be “bumpy” in 2021. As such we remain underweight in what we see as higher beta portfolio positions in favor of lower beta strategies.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio, Class S	3.8%
IHS Markit Ltd.	2.6%
Willis Towers Watson PLC	2.2%
RealPage, Inc.	1.8%
Varian Medical Systems, Inc.	1.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	1.5%
Equinix, Inc.	1.4%
Xilinx, Inc.	1.3%
Alexion Pharmaceuticals, Inc.	1.2%
Slack Technologies, Inc.	1.2%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments and short-sales.

Portfolio Composition*

The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months :	One Year:	Five Year:	Inception:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	7/31/15 – 2/28/21*	8/17/17 – 2/28/21*
Class A
With Sales Charge	-2.12%	4.67%	5.34%	3.74%	NA
Without Sales Charge	3.84%	11.04%	6.61%	4.85%	NA
Class C
With Sales Charge	2.46%	9.01%	5.77%	4.05%	NA
Without Sales Charge	3.43%	10.01%	5.77%	4.05%	NA

Class I	3.96%	11.19%	6.98%	5.24%	NA

Class S	4.27%	11.83%	NA	NA	7.87%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 22, 2021, is 1.95%, 2.69%, 1.70%, and 1.45% for the A, C, I, and S Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the S&P 500® Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to S&P 500® Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the S&P 500® Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

INVESTMENT REVIEW (Continued)

PORTFOLIO ADVISOR COMMENTARY

The reporting period represented the pre and post Presidential election phase of the 2020 Covid-19 recovery-related equity bull market. While the period began with some understandable pre-election equity uncertainty through late October, the equity market seemed to signal it preferred a greater fiscal expansionary policy of the type progressives were favoring. Announcements of vaccine trial success and the movement towards fiscal plan approval continued to show the market’s approval of synchronized monetary and fiscal policy. This created a powerful elixir for sentiment and risk taking but, interestingly, did not meaningfully drop the levels of expected volatility. With the whipsawing of performance from the first part of the period into the second part, the portfolio outperformed during the market’s early selloff, while underperforming as the market rallied back. While the equity market’s decline in September and October 2020 did benefit the portfolio’s derivatives position, the hedge over the entire reporting represented a cost the portfolio.

Looking ahead, we believe there is little doubt that the success of the vaccination process will drive the economic recovery/reopening and show to what degree the continuing levels of monetary and fiscal stimulus will impact inflation concerns. Despite powerful market performance, levels of the VIX along the futures curve remains elevated. This could imply a much greater range of potential market performance outcomes than one would normally expect at this stage of a recovery. We think some of this risk concern is associated with the fears of premature Fed interest rate increases, which they staunchly rebut, and the possibility for tax policy restructuring, again, earlier than one might anticipate.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top Portfolio Holdings*
% of
Company	Net Assets
SPDR S&P 500 ETF Trust	84.3%

*	Based on total net assets as of February 28, 2021.

**	Based on total investments as of February 28, 2021.

Excludes short-term investments and written options.

Portfolio Composition**

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Inception:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	7/31/15 – 2/28/21*	8/17/17 – 2/28/21*
Class A
With Sales Charge	-1.56%	0.03%	3.23%	0.23%	NA
Without Sales Charge	4.47%	6.12%	4.46%	1.29%	NA
Class C
With Sales Charge	3.19%	4.48%	3.70%	0.57%	NA
Without Sales Charge	4.13%	5.44%	3.70%	0.57%	NA

Class I	4.71%	6.48%	4.92%	1.73%	NA

Class S	5.03%	7.04%	NA	NA	2.33%

*	Annualized performance for periods greater than one year. performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 22, 2021, is 2.80%, 3.54%, 2.35%, and 1.90% for the A, C, I, and S Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the MSCI Emerging Markets Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to MSCI Emerging Markets Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the MSCI Emerging Markets Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

PORTFOLIO ADVISOR COMMENTARY

The reporting period represented the pre and post Presidential election phase of the 2020 Covid-19 recovery-related equity bull market. While the period began with some understandable pre-election equity uncertainty through late October, the equity market seemed to signal it preferred a greater fiscal expansionary policy of the type progressives were favoring. Announcements of

INVESTMENT REVIEW (Continued)

vaccine trial success and the movement towards fiscal plan approval continued to show the market’s approval of synchronized monetary and fiscal policy. This created a powerful elixir for sentiment and risk taking but, interestingly, did not meaningfully drop the levels of expected volatility. With the whipsawing of performance from the first part of the period into the second part, the portfolio outperformed during the market’s early selloff, while underperforming as the market rallied back. While the equity market’s decline in September and October 2020 did benefit the portfolio’s derivatives position, the hedge over the entire reporting represented a cost the portfolio.

Looking ahead, we believe there is little doubt that the success of the vaccination process will drive the economic recovery/reopening and show to what degree the continuing levels of monetary and fiscal stimulus will impact inflation concerns. Despite powerful market performance, levels of the VIX along the futures curve remains elevated. This could imply a much greater range of potential market performance outcomes than one would normally expect at this stage of a recovery. We think some of this risk concern is associated with the fears of premature Fed interest rate increases, which they staunchly rebut, and the possibility for tax policy restructuring, again, earlier than one might anticipate.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top Portfolio Holdings*
% of
Company	Net Assets
iShares MSCI Emerging Markets ETF	34.5%

*	Based on total net assets as of February 28, 2021.

**	Based on total investments as of February 28, 2021.

Excludes short-term investments and written options.

Portfolio Composition**

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide high current income as its primary objective .

Total Aggregate Return for the Period Ended February 28, 2021
	Six Months:	One Year:	Five Year:	Inception:	Inception:
	9/1/20 – 2/28/21	3/1/20 – 2/28/21	3/1/16 – 2/28/21*	12/31/13 – 2/28/21*	8/17/17 – 2/28/21*
Class A
With Sales Charge	0.82%	0.01%	4.49%	2.43%	NA
Without Sales Charge	6.95%	6.15%	5.73%	3.28%	NA
Class C
With Sales Charge	5.75%	4.42%	5.10%	2.64%	NA
Without Sales Charge	6.75%	5.42%	5.10%	2.64%	NA

Class I	7.26%	6.72%	6.25%	3.75%	NA

Class S	7.48%	7.18%	NA	NA	4.19%

*	Annualized performance for periods greater than one year. for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2020, is 3.37%, 4.13%, 3.13% and 3.12% for the A, C, I and S Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long-short, long-only and hedging strategies. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase. It is expected that the Portfolio will keep its average duration equal to or below three years. Hedging strategies are used by the Portfolio in an attempt to mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for currency and interest rate hedging purposes. The Portfolio will invest its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that may be employed by the Portfolio include the following: (i) Senior Loan Floating Rate Strategy- the senior loan floating rate strategy concentrates on investment opportunities in senior-secured and second-lien loans and bonds; (ii) Short Duration High Yield Strategy- the short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility; (iii) Relative Value Long/Short Debt Strategy- the relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. Proprietary research tools include credit spread analysis; and (iv) Risk-Adjusted Long/Short Debt Strategy- the risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the strategy will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). One or more of the above strategies may be achieved through investments in ETFs and other registered investment companies instead of direct investments. The Manager’s investment process is based on a consultative four step approach: 1) Asset Allocation – Defining objectives and constraints, determining asset classes, and determining strategic weightings based on objectives and constraints; 2) Manager Research – Sourcing and vetting investment managers; 3) Risk Management – Identifying, characterizing, and assessing portfolio risks, and suggesting ways to reduce risk; and 4) Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

INVESTMENT REVIEW (Continued)

PORTFOLIO ADVISOR COMMENTARY

Financial markets in 2020 experienced one of the most eventful and historic years on record. Over the span of twelve months, traders experienced a full market cycle that would typically occur over the course of several years. After waves of unprecedented levels of stimulus, financial markets saw a very robust recovery with asset classes across the board moving higher in the second half of the year.

In the last 6 months, the US has seen a myriad of positive catalysts that have supported the market. The announcement of the vaccine and successful rollout provides hope that life may return to normal later in the year. After spiking to 14.8% in April 2020, the US unemployment rate has gradually dropped to 6.2% as of February 2021. There is also continued stimulus support from both monetary and fiscal sources. We believe these variables ultimately support the case for strong economic growth over the next year.

Since entering 2021, the story has become more focused on the bond market, Fed policy, and the implications that higher interest rates may have on other asset classes. The yield on 10-year treasuries has moved up significantly and the yield curve has steepened substantially. Interestingly, the US Dollar has continued to depreciate throughout 2020 and into 2021. We believe this is largely explained by the inverse correlation between the dollar and the twin deficits (i.e., the budget deficit and current account trade deficit). With the twin deficits having grown tremendously in the past year, we expect the long-term trend in the dollar is lower.

Since the mid 1980’s, the bond market has been supported by the long-term trend of declining interest rates, driven in part by the Fed’s ever expanding balance sheet and easy money policies. Global debt for developed economies are now approaching levels not seen since the end of World War II (the IMF estimates the developed world is holding around 125% of GDP). With the Fed’s aversion to negative rates, we believe we are very close to hitting a floor where rates can no longer decline. Additionally, the Fed has issued a policy of ‘inflation averaging’ around its 2% target and have hinted they are willing to let inflation run to hit this average. The trend in higher rates has largely benefitted value stocks while hurting growth stocks. Coming out of the pandemic we are seeing some investor preference moving towards an allocation of greater market exposures in 2021 as part of a macroeconomic ‘re-opening’ trade. We see this cyclical rotation back to value and small cap stocks implying greater structural upside for the small and mid cap stocks relative to the best performing large cap tech stocks of 2020.

In the coming years, we believe fixed income products may not produce much income and could have limited capital gain potential going forward. We see significant convexity risks investing in longer-term fixed income assets. We believe a more opportunistic portfolio approach is required to maximize returns while managing portfolio risks should inflationary pressures heat up. We have attempted to position our portfolio for this environment with an allocation towards low-duration and hedged assets.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE

JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio Class S	9.8%
Babcock & Wilcox Enterprises Inc.	2.1%
DaVita Inc.	1.9%
Mountain Province Diamonds Inc.	1.9%
Home Point Capital Inc.	1.4%
ION Geophysical Corporation	1.3%
Cooke Omega Investments Inc. / Alpha VesselCompany Holding	1.2%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1.2%
Monroe Capital Corporation	1.1%
Tunica-Biloxi Gaming Authority	1.0%

*	Based on total net assets as of February 28, 2021.

Excludes short-term investments.

Portfolio Composition*

The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	EXCHANGE TRADED FUNDS - 35.9%
	ALTERNATIVE FUND - 0.0%
58	IQ Merger Arbitrage ETF	$1,895

	COMMODITY FUNDS - 5.1%
453	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	7,873
10,284	iShares S&P GSCI Commodity Indexed Trust *	146,444
3,218	ProShares UltraShort Bloomberg Crude Oil *	23,491
967	SPDR Gold Shares + *	156,470
1,786	United States Commodity Index Fund *	64,925
7,272	United States Natural Gas Fund LP *	75,047
		474,250
	EQUITY FUNDS - 12.6%
1,807	AdvisorShares STAR Global Buy-Write ETF	66,856
9	CI First Asset Active Utility & Infrastructure ETF	91
7,715	Core Alternative ETF	218,566
421	Direxion NASDAQ-100 Equal Weighted Index Shares	32,059
359	First Trust Financial AlphaDEX Fund	14,084
193	Global X MSCI Argentina ETF	5,649
403	Invesco KBW High Dividend Yield Financial ETF	7,439
1,541	Invesco S&P 500 Equal Weight ETF	206,802
633	iShares Currency Hedged MSCI EAFE ETF	19,838
367	iShares Exponential Technologies ETF	21,547
127	iShares Latin America 40 ETF	3,369
129	iShares Mortgage Real Estate ETF	4,360
709	iShares MSCI All Country Asia ex Japan ETF	67,107
123	iShares MSCI Brazil ETF	3,924
1,497	iShares MSCI EAFE ETF	110,793
1,858	iShares MSCI Emerging Markets ETF	99,830
1,126	iShares MSCI Frontier and Select EM ETF	32,496
64	iShares MSCI Japan ETF	4,366
26	iShares S&P/TSX Global Gold Index ETF	347
546	iShares STOXX Europe 600 Basic Resources UCITS ETF	38,386
1,749	SPDR S&P Metals & Mining ETF	62,719
847	VanEck Vectors Africa Index ETF	17,779
110	VanEck Vectors Russia ETF	2,692
983	Vanguard FTSE Emerging Markets ETF	51,598
984	WBI BullBear Rising Income 3000 ETF	27,628
527	WisdomTree Global ex-US Quality Dividend Growth Fund	40,595
		1,160,920
	FIXED INCOME FUNDS - 16.1%
2,593	Highland/iBoxx Senior Loan ETF	41,877
387	Invesco Senior Loan ETF	8,591
488	iShares 7-10 Year Treasury Bond ETF	56,491
19,476	iShares Barclays USD Asia High Yield Bond Index ETF	202,745
435	iShares Floating Rate Bond ETF	22,120
2,153	iShares iBoxx High Yield Corporate Bond ETF	186,105
1,498	iShares JP Morgan USD Emerging Markets Bond ETF	164,825
75	iShares MBS ETF	8,186
2,399	SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	165,460
23	SPDR Bloomberg Barclays High Yield Bond ETF	2,488
255	SPDR Doubleline Total Return Tactical ETF	12,431
3,178	VanEck Vectors Emerging Markets High Yield Bond ETF	76,018
8,574	Vanguard Total International Bond ETF	490,176
1,601	WisdomTree Emerging Markets Local Debt Fund	52,817
		1,490,330
	MIXED ALLOCATION FUND - 2.1%
8,268	iShares Morningstar Multi-Asset Income ETF	193,967

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,157,472)	3,321,362

	EXCHANGE TRADED NOTES - 0.1%
	COMMODITY NOTES - 0.1%
71	iPath Series B Bloomberg Grains Subindex Total Return ETN *	4,215
	TOTAL EXCHANGE TRADED NOTE (Cost - $3,305)

	MUTUAL FUNDS - 42.8%
	ALTERNATIVE FUNDS - 8.7%
31,732	Altegris Futures Evolution Strategy Fund, Class I	259,250
68,055	AQR Managed Futures Strategy Fund, Class I	549,886
		809,136
	FIXED INCOME FUND - 34.1%
283,066	James Alpha Structured Credit Value Portfolio, Class S #	3,153,353

	TOTAL MUTUAL FUNDS (Cost - $3,820,584)	3,962,489

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	SHORT-TERM INVESTMENT - 10.0%
922,537	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^ (Cost - $922,537)	$922,537

	TOTAL INVESTMENTS - 88.8% (Cost - $7,903,898)	8,210,603

	OTHER ASSETS AND LIABILITIES - 11.2%	1,034,642

	NET ASSETS - 100.0%	$9,245,245

*	Non-income producing securities.

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

#	Affiliated investments.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

ETF - Exhange Traded Fund

ETN - Exchange Traded Note

GSCI - Goldman Sachs Commodity Index

MBS - Mortgage Backed Security

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depository Receipt

UCITS - Undertakings for Collective Investments in Transferable Securities

Forward Currency Contracts

Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
3/24/2021	32,220	AUD	BNY Mellon	$25,352	USD	$24,947	$(405)
3/24/2021	59,082	CHF	BNY Mellon	65,954	USD	65,310	(644)
3/24/2021	197,152	EUR	BNY Mellon	239,015	USD	239,449	434
3/24/2021	3,753,450	JPY	BNY Mellon	35,570	USD	35,240	(330)
3/24/2021	176,108	MXN	BNY Mellon	8,600	USD	8,399	(201)
To Sell:
3/24/2021	(70,822)	CAD	BNY Mellon	(56,078)	USD	(55,945)	133
3/24/2021	(19,755)	GBP	BNY Mellon	(27,696)	USD	(27,624)	72
							$(941)

TOTAL RETURN SWAP - 8.5%	Unrealized Gain
The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the James Alpha Index, a proprietary index of the London Branch of Deutsche Bank AG. The number of shares is 64,270, with a receivable rate of 0.38%. The James Alpha Index features a basket of commodity trading advisor (“CTA”) programs selected by James Alpha Advisors, LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The James Alpha Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, James Alpha Advisors, LLC can modify the James Alpha Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the James Alpha Index, or by adding, deleting, or re-weighting the constituent CTA programs. The swap became effective on December 7, 2016. The maturity date of the swap is December 9, 2022. (Notional Value 6,400,907)	$785,385
$785,385

TOTAL RETURN SWAP - (0.1)%	Unrealized Loss
The Goldman Sachs i-Select III Series 88 Excess Return Strategy (“GS i-Select”) is a synthetic rules-based proprietary strategy created by Goldman Sachs International as strategy sponsor. The GS i-Select Index includes strategies of the GS Risk Premia Universe that were selected by James Alpha. The GS i-Select Index is actively managed by James Alpha. The Index features 15 Portfolio Constituents that James Alpha Advisors, LLC determines the daily weighting of each constituent within the GS i-Select Index. The GS i-Select Index is comprised a diversified collection of strategy and style types, including equity, interest rates, FX, commodities, and credit based strategies such as imbalance, volatility carry, carry, momentum, low beta, and quality. According to the terms of the GS i-Select Index, James Alpha Advisors, LLC can modify the GS i-Select Index as frequently as daily, by adjusting the notional value of the GS i-Select Index, or by adding, deleting, or re-weighting the constituent Indexes in the GS i-Select Index. The swap became effective on May 19, 2020, and has a term of one year there from unless terminated earlier. The number of shares is 31,419. (Notional Value $3,162,664)	$(7,240)
$(7,240)

TOTAL RETURN SWAP - 0.0%	Unrealized Gain
The Goldman Sachs Intraday Momentum ES Series 1 Excess Return Strategy (“GS Intraday Momentum”) aims to capture intraday trend risk premium on the S&P 500. There is empirical evidence that the returns in the earlier part of the day tend to continue in the same direction in the subsequent part of the day, across several markets, including equities. The strategy attempts to monetize this historical tendency for intraday trends from the previous close to extend unto the following close: 1) Every day after the open, the strategy buys futures if markets are rising since the previous close; conversely, it sells futures if markets are falling since previous close. 2) The strategy monitors market moves every 30-minutes to reactively modify its positioning if a new trend appears. 3) All positions are exited at the close. The swap became effective on December 11, 2020, and has a maturity date of February 4, 2022. The number of shares is 1,089. (Notional Value $126,197)	$—
$—

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Unaudited) (Continued)
February 28, 2021

TOTAL RETURN SWAP - (0.0)%	Unrealized Loss
The Goldman Sachs Long Gamma US Series 10 Excess Return Strategy (“GS Long Gamma”) attempts to provide protection in tail scenarios through a levered position in delta-hedged put options. The strategy buys 12m 10-delta S&P Put options and delta-hedges them to attempt to neutralize the inherent short market exposure in typical markets. The strategy takes a long position in volatility and is best-positioned for left-tail events with very high realized volatility. The swap became effective on December 11, 2020, and has a maturity date of February 4, 2022. The number of shares is 1,801. (Notional Value $259,591)	$(3,088)
$(3,088)

James Alpha Index Swap Top 50 Holdings

FUTURES CONTRACTS*
						Percentage of
					Unrealized	Total Return
Number of			Notional Value at		Appreciation /	Swap Unrealized
Contracts	Open Long Future Contracts	Counterparty	February 28, 2021	Expiration	(Depreciation)	Gain/(Loss)
4	2 year Euro-Schatz	Deutsche Bank	$528,206	3/8/2021	$(308)	(0.04)%
2	2 year Euro-Schatz	Deutsche Bank	273,062	6/8/2021	48	0.01%
1	3 month Euro (EURIBOR)	Deutsche Bank	346,464	9/19/2022	(792)	(0.10)%
0	3 month Euro (EURIBOR)	Deutsche Bank	149,403	12/19/2022	(41)	(0.01)%
6	3 month Sterling	Deutsche Bank	968,403	12/15/2021	(500)	(0.06)%
4	3 month Sterling	Deutsche Bank	722,503	3/16/2022	(868)	(0.11)%
4	3 month Sterling	Deutsche Bank	680,403	9/15/2021	(363)	(0.05)%
2	3 month Sterling	Deutsche Bank	350,405	6/16/2021	(109)	(0.01)%
2	3 month Sterling	Deutsche Bank	284,690	6/15/2022	(414)	(0.05)%
4	3 year Australian Treasury Bond	Deutsche Bank	405,118	3/15/2021	(1,957)	(0.25)%
1	10 year Italian Bond	Deutsche Bank	179,962	3/8/2021	(8,512)	(1.08)%
3	AUD/USD	Deutsche Bank	243,113	3/15/2021	(7,274)	(0.93)%
3	CAD/USD	Deutsche Bank	252,671	3/16/2021	3,136	0.40%
40	DJ EURO STOXX Banks Future	Deutsche Bank	202,943	3/19/2021	(11,065)	(1.41)%
1	E-Mini Nasdaq-100	Deutsche Bank	181,291	3/19/2021	(87,681)	(11.16)%
1	EUR/JPY	Deutsche Bank	167,334	3/15/2021	4,039	0.51%
1	E urodollar	Deutsche Bank	174,923	6/13/2022	(89)	(0.01)%
2	GBP/USD	Deutsche Bank	204,398	3/15/2021	10,333	1.32%
1	Hang Seng Index	Deutsche Bank	249,391	3/30/2021	4,722	0.60%
					$(97,695)

						Percentage of
					Unrealized	Total Return
Number of			Notional Value at		Appreciation /	Swap Unrealized
Contracts	Open Short Future Contracts	Counterparty	February 28, 2021	Expiration	(Depreciation)	Gain/(Loss)
(2)	2 year US Treasury Notes	Deutsche Bank	$473,839	6/30/2021	$(1,659)	(0.21)%
(4)	3 month Euro (EURIBOR)	Deutsche Bank	1,299,599	6/19/2023	1,612	0.21%
(1)	3 month Sterling	Deutsche Bank	187,765	12/20/2023	816	0.10%
(10)	3 month Sterling	Deutsche Bank	1,781,066	12/21/2022	5,346	0.68%
(2)	30 year US Treasury Bonds	Deutsche Bank	384,048	6/21/2021	12,533	1.60%
(1)	5 year US Treasury Notes	Deutsche Bank	185,341	6/30/2021	(2,161)	(0.28)%
(2)	10 year Australian Treasury Bond Future	Deutsche Bank	174,090	3/15/2021	(17,081)	(2.17)%
(1)	10 year Japanese Government Bond	Deutsche Bank	1,167,333	3/15/2021	(56,322)	(7.17)%
(5)	10 year US Treasury Notes	Deutsche Bank	659,755	6/21/2021	(86,341)	(10.99)%
(5)	Euro-BOBL	Deutsche Bank	738,083	3/8/2021	(251)	(0.03)%
(3)	Euro-BUND	Deutsche Bank	555,639	3/8/2021	(4,119)	(0.52)%
(1)	Eurodollar	Deutsche Bank	267,950	12/18/2023	1,363	0.17%
(1)	Eurodollar	Deutsche Bank	333,893	12/19/2022	53	0.01%
(1)	Eurodollar	Deutsche Bank	359,081	6/19/2023	(3,309)	(0.42)%
(2)	Long Gilt Future	Deutsche Bank	298,452	6/28/2021	7,512	0.96%
(1)	Mini Japanese Goverment Bond Future	Deutsche Bank	153,244	3/12/2021	1,423	0.18%
					$(140,585)

	TOTAL FUTURES CONTRACTS				$(238,280)

PURCHASED PUT OPTIONS*
						Percentage of
						Total Return
		Notional Value at		Strike	Unrealized	Swap Unrealized
Description	Counterparty	February 28, 2021	Expiration	Price	Appreciation	Gain
CNH/USD	Deutsche Bank	$160,445	11/17/2021	$6.00	$94	0.01%
PLN/EUR	Deutsche Bank	218,789	5/18/2021	4.30	47	0.01%
TOTAL PURCHASED PUT OPTIONS					141

WRITTEN PUT OPTIONS*
						Percentage of
						Total Return
		Notional Value at		Strike	Unrealized	Swap Unrealized
Description	Counterparty	February 28, 2021	Expiration	Price	Depreciation	Gain
PLN/EUR	Deutsche Bank	$218,789	5/18/2021	$4.15	$(1)	0.00%
TOTAL PURCHASED PUT OPTIONS					(1)

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Unaudited) (Continued)
February 28, 2021

James Alpha Index Swap Top 50 Holdings (Continued)

FORWARD CURRENCY CONTRACTS +*
							Unrealized
Settlement	Units to					US Dollar	Appreciation /
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
3/17/2021	14,437,643	JPY	Deutsche Bank	$181,500	AUD	$186,331	$4,831
3/1/2021	258,970	USD	Deutsche Bank	212,224	EUR	210,382	(1,842)
3/17/2021	160,065	USD	Deutsche Bank	210,158	AUD	212,478	2,320
3/17/2021	226,977	USD	Deutsche Bank	186,277	EUR	185,028	(1,249)
3/17/2021	235,333	USD	Deutsche Bank	171,947	GBP	176,470	4,523
3/17/2021	140,099	USD	Deutsche Bank	195,829	NZD	197,886	2,057
3/26/2021	187,909	USD	Deutsche Bank	154,025	EUR	153,612	(413)
							10,227
To Sell:
3/17/2021	315,238	CAD	Deutsche Bank	$247,645	USD	$248,600	$955
2/26/2021	16,307,422	JPY	Deutsche Bank	154,529	USD	152,873	(1,656)
3/26/2021	3,188,950	MXN	Deutsche Bank	155,157	USD	151,817	(3,340)
3/17/2021	305,685	SGO	Deutsche Bank	229,920	USD	229,533	(387)
3/2/2021	554,569	USD	Deutsche Bank	457,256	EUR	457,217	(39)
							(4,467)

	TOTAL FORWARD CURRENCY CONTRACTS						$5,760

+	Foreign currency transactions are done by notional and not by contracts

*	Non-income producing securities Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

USD - U.S. Dollar

Goldman Sachs i-Select III Series 88 Excess Return Strategy Top 50 Holdings

FUTURES CONTRACTS *

Number of			Notional Value at
Contracts	Open Long Future Contracts	Counterparty	February 28, 2021	Expiration
0	3 Month Euro Euribor Future	Goldman Sachs	$131,471	6/14/2021
0	3 Month Euro Euribor Future	Goldman Sachs	131,464	9/13/2021
0	3 Month Euro Euribor Future	Goldman Sachs	131,483	12/13/2021
0	3 Month Euro Euribor Future	Goldman Sachs	131,482	3/14/2022
0	3 Month Euro Euribor Future	Goldman Sachs	131,478	6/13/2022
2	90 Day Sterling Future	Goldman Sachs	331,850	6/16/2021
2	90 Day Sterling Future	Goldman Sachs	331,923	9/15/2021
2	90 Day Sterling Future	Goldman Sachs	331,907	12/15/2021
2	90 Day Sterling Future	Goldman Sachs	331,661	3/16/2022
2	90 Day Sterling Future	Goldman Sachs	331,631	6/15/2022
1	CBOT 10 Year US Treasury Note	Goldman Sachs	67,784	6/21/2021
2	CBOT 2 Year US Treasury Note Future	Goldman Sachs	349,548	6/30/2021
3	CBOT 5 Year US Treasury Note	Goldman Sachs	353,736	6/30/2021
3	CBOT 5 Year US Treasury Note	Goldman Sachs	319,224	6/30/2021
1	CBOT Corn Future	Goldman Sachs	19,499	5/14/2021
1	CME 3 Month Eurodollar Future	Goldman Sachs	348,856	6/14/2021
1	CME 3 Month Eurodollar Future	Goldman Sachs	348,835	9/13/2021
1	CME 3 Month Eurodollar Future	Goldman Sachs	348,684	12/13/2021
1	CME 3 Month Eurodollar Future	Goldman Sachs	348,793	3/14/2022
1	CME 3 Month Eurodollar Future	Goldman Sachs	348,747	6/13/2022
3	CME E-Mini NASDAQ 100 Index Future	Goldman Sachs	38,008	3/19/2021
11	CME E-mini Russell 2000 Index Futures	Goldman Sachs	24,227	3/19/2021
2	Eurex 5 Year Euro BOBL Future	Goldman Sachs	342,438	3/8/2021
0	Euro-BTP Italian Bond Futures	Goldman Sachs	38,414	6/8/2021
19	ICE US MSCI Emerging Markets EM Index Futures	Goldman Sachs	25,618	3/19/2021
99,384	Korea Stock Exchange KOSPI 200 Index Future	Goldman Sachs	36,264	3/11/2021
0	LME Primary Aluminum Future	Goldman Sachs	20,502	7/19/2021
0	LME Primary Aluminum Future	Goldman Sachs	20,542	8/16/2021
1	NYBOT CSC Number 11 World Sugar Future	Goldman Sachs	19,649	6/30/2021
1	NYBOT CSC Number 11 World Sugar Future	Goldman Sachs	19,339	9/30/2021
1,586	TSE TOPIX (Tokyo Price Index) Future	Goldman Sachs	27,927	3/12/2021

Number of			Notional Value at
Contracts	Open Short Future Contracts	Counterparty	February 28, 2021	Expiration
0	CBOT Soybean Future	Goldman Sachs	$30,777	5/14/2021
0	CBOT US Long Bond Future	Goldman Sachs	75,165	6/21/2021
1	Eurex 10 Year Euro BUND Future	Goldman Sachs	167,452	3/8/2021
1	Eurex 2 Year Euro SCHATZ Future	Goldman Sachs	81,475	3/8/2021
1	Eurex 2 Year Euro SCHATZ Future	Goldman Sachs	162,905	6/8/2021
0	LME Primary Aluminum Future	Goldman Sachs	19,440	4/19/2021
0	LME Primary Aluminum Future	Goldman Sachs	19,522	5/17/2021
0	Long Gilt Future	Goldman Sachs	40,080	6/28/2021
1	NYBOT CSC C Coffee Future	Goldman Sachs	26,436	5/18/2021
2	NYBOT CSC Number 11 World Sugar Future	Goldman Sachs	33,951	4/30/2021
0	SFE 10 Year Australian Bond Future	Goldman Sachs	45,287	3/15/2021
0	TSE Japanese 10 Year Bond Future	Goldman Sachs	263,674	3/11/2021

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Goldman Sachs i-Select III Series 88 Excess Return Strategy Top 50 Holdings (Continued)

EQUITY FORWARDS

Number of			Notional Value at		Exercise
Contracts	Open Short Equity Forwards	Counterparty	February 28, 2021	Expiration	Price	Market Value
21	S&P 500 Index	Goldman Sachs	$80,287	3/5/2021	$3,810.00	$110

WRITTEN PUT OPTIONS

Number of			Notional Value at	Exercise
Contracts	Open Written Put Options	Counterparty	February 28, 2021	Expiration	Price	Market Value
55	S&P 500 Index	Goldman Sachs	$208,100	3/5/2021	$3,635	$871
54	S&P 500 Index	Goldman Sachs	205,588	3/5/2021	3,575	534
220	S&P 500 Index	Goldman Sachs	840,058	3/5/2021	3,475	1,036
						2,441

CREDIT DEFAULT SWAP

Number of			Notional Value at
Contracts	Open Credit Default Swap	Counterparty	February 28, 2021	Expiration	Value
140,620	Markit CDX North America Investment Grade Index	Goldman Sachs	140,620	12/20/2025	$(3,184)
20,445	Markit CDX North America High Yield Index	Goldman Sachs	20,445	12/20/2025	(1,873)
46,030	Markit iTraxx Europe Index	Goldman Sachs	55,871	12/20/2025	(1,424)
					(6,481)

*	The GS i-Select invests in 15 Portfolio Constituents which do not trade individual futures, therefore the Futures do not have any individual unrealized gains/losses.

Goldman Sachs Intraday Momentum ES Series 1 Excess Return Strategy Top 50 Holdings

NO OPEN POSITIONS

Goldman Sachs Long Gamma US Series 10 Total Return Strategy Top 50 Holdings

EQUITY FORWARDS

Number of			Notional Value at		Exercise
Contracts	Open Short Equity Forwards	Counterparty	February 28, 2021	Expiration	Price	Market Value
7	S&P 500 Index	Goldman Sachs	$25,509	6/18/2021	$3,830	$(203)
8	S&P 500 Index	Goldman Sachs	29,576	9/17/2021	3,825	(271)
13	S&P 500 Index	Goldman Sachs	50,030	12/17/2021	3,825	(594)
6	S&P 500 Index	Goldman Sachs	21,948	3/18/2022	3,825	(314)
						(1,382)

PURCHASED PUT OPTIONS

Number of			Notional Value at		Exercise
Contracts	Open Written Put Options	Counterparty	February 28, 2021	Expiration	Price	Market Value
4	S&P 500 Index	Goldman Sachs	$16,964	3/19/2021	$2,150	$254
6	S&P 500 Index	Goldman Sachs	21,043	3/19/2021	2,100	1
4	S&P 500 Index	Goldman Sachs	16,872	3/19/2021	1,800	2
4	S&P 500 Index	Goldman Sachs	16,211	3/19/2021	1,575	3
4	S&P 500 Index	Goldman Sachs	16,861	6/18/2021	2,425	0
5	S&P 500 Index	Goldman Sachs	17,862	6/18/2021	2,400	66
6	S&P 500 Index	Goldman Sachs	21,251	6/18/2021	2,250	67
4	S&P 500 Index	Goldman Sachs	16,026	6/18/2021	2,175	60
5	S&P 500 Index	Goldman Sachs	19,695	6/18/2021	2,150	43
5	S&P 500 Index	Goldman Sachs	18,452	6/18/2021	2,125	51
5	S&P 500 Index	Goldman Sachs	17,823	6/18/2021	2,075	46
5	S&P 500 Index	Goldman Sachs	20,080	6/18/2021	2,050	41
6	S&P 500 Index	Goldman Sachs	23,745	6/18/2021	2,025	40
6	S&P 500 Index	Goldman Sachs	23,407	6/18/2021	2,000	46
5	S&P 500 Index	Goldman Sachs	17,303	6/18/2021	1,975	44
5	S&P 500 Index	Goldman Sachs	17,294	6/18/2021	1,950	31
5	S&P 500 Index	Goldman Sachs	18,822	6/18/2021	1,900	30
5	S&P 500 Index	Goldman Sachs	20,457	6/18/2021	1,825	30
7	S&P 500 Index	Goldman Sachs	27,760	6/18/2021	1,775	28
6	S&P 500 Index	Goldman Sachs	21,323	6/18/2021	1,750	35
5	S&P 500 Index	Goldman Sachs	17,499	6/18/2021	1,675	26
5	S&P 500 Index	Goldman Sachs	19,860	6/18/2021	1,575	25
6	S&P 500 Index	Goldman Sachs	23,066	9/17/2021	2,500	18
4	S&P 500 Index	Goldman Sachs	16,421	9/17/2021	2,400	230
5	S&P 500 Index	Goldman Sachs	18,201	9/17/2021	2,325	140
5	S&P 500 Index	Goldman Sachs	18,480	9/17/2021	2,275	135
7	S&P 500 Index	Goldman Sachs	27,803	9/17/2021	2,250	127
6	S&P 500 Index	Goldman Sachs	23,720	9/17/2021	2,225	185
5	S&P 500 Index	Goldman Sachs	17,694	9/17/2021	1,950	149
7	S&P 500 Index	Goldman Sachs	27,388	9/17/2021	1,900	74
11	S&P 500 Index	Goldman Sachs	41,009	9/17/2021	1,850	106
5	S&P 500 Index	Goldman Sachs	18,434	9/17/2021	1,800	148
7	S&P 500 Index	Goldman Sachs	25,470	12/17/2021	2,800	65
5	S&P 500 Index	Goldman Sachs	18,455	12/17/2021	2,575	583
5	S&P 500 Index	Goldman Sachs	19,806	12/17/2021	2,550	302
7	S&P 500 Index	Goldman Sachs	27,923	12/17/2021	2,525	313
5	S&P 500 Index	Goldman Sachs	19,659	12/17/2021	2,500	425
5	S&P 500 Index	Goldman Sachs	20,595	12/17/2021	2,450	279
6	S&P 500 Index	Goldman Sachs	21,081	12/17/2021	2,250	279
5	S&P 500 Index	Goldman Sachs	17,375	12/17/2021	2,200	208
6	S&P 500 Index	Goldman Sachs	22,149	12/17/2021	2,175	157

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Goldman Sachs Long Gamma US Series 10 Total Return Strategy Top 50 Holdings (Continued)

Number of			Notional Value at		Exercise
Contracts	Open Written Put Options	Counterparty	February 28, 2021	Expiration	Price	Market Value
6	S&P 500 Index	Goldman Sachs	$23,500	12/17/2021	$2,150	$188
8	S&P 500 Index	Goldman Sachs	29,142	12/17/2021	2,125	196
5	S&P 500 Index	Goldman Sachs	20,684	3/18/2022	2,150	233
4	S&P 500 Index	Goldman Sachs	16,941	3/18/2022	2,100	235
5	S&P 500 Index	Goldman Sachs	17,754	3/18/2022	2,050	178
						5,922

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited)
February 28, 2021

Shares		Value
	COMMON STOCK - 100.0%
	ASIA PACIFIC - 23.3%
	AUSTRALIA - 1.9%
3,220,185	Charter Hall Long Wale REIT	$11,485,933
60,953	Dexus	420,709
120,213	Goodman Group	1,541,222
205,760	NEXTDC Ltd. *	1,776,847
		15,224,711
	HONG KONG - 7.2%
6,018,693	Link REIT	56,806,777

	JAPAN - 12.5%
49,029	Japan Hotel REIT Investment Corporation	30,723,209
15,279	LaSalle Logiport REIT	23,099,918
1,821,718	Mitsubishi Estate Company Ltd.	31,718,321
2,588	Mitsui Fudosan Logistics Park, Inc.	12,608,600
		98,150,048
	SINGAPORE - 1.7%
3,575,097	Mapletree Commercial Trust	5,442,224
5,749,248	Mapletree Logistics Trust	7,954,288
		13,396,512

	TOTAL ASIA PACIFIC - (Cost - $199,552,631)	183,578,048

	EUROPE - 17.4%
	BELGIUM - 1.4%
318,306	Warehouses De Pauw CVA	10,921,675

	FINLAND - 0.4%
171,334	Kojamo OYJ *	3,310,601

	FRANCE - 3.5%
349,150	Accor S.A. *	14,658,675
546,727	Klepierre S.A.	12,933,804
		27,592,479
	GERMANY - 3.8%
249,737	Instone Real Estate Group A.G. *#	6,952,854
350,664	Vonovia S.E.	22,467,711
		29,420,565
	IRELAND - 2.3%
17,848,324	Glenveagh Properties PLC *#	17,976,024

	ITALY - 1.0%
981,321	COIMA RES SpA *#	7,973,684

	SPAIN - 3.7%
527,456	Cellnex Telecom S.A. #	28,871,191

	UNITED KINGDOM - 1.3%
1,477,096	Assura PLC	1,536,297
4,867,684	Empiric Student Property PLC	5,040,149
411,379	Great Portland Estates PLC	3,902,894
		10,479,340

	TOTAL EUROPE (Cost - $155,852,612)	136,545,559

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 100.0% (Continued)
	NORTH AMERICA - 59.3%
	BERMUDA - 3.4%
5,624,002	Hongkong Land Holdings Ltd.	$27,107,690

	CANADA - 1.1%
169,922	Dream Industrial Real Estate Investment Trust	1,728,748
622,069	InterRent Real Estate Investment Trust	6,707,142
		8,435,890
	CAYMAN ISLANDS - 5.3%
6,488,626	CK Asset Holdings Ltd.	38,132,959
568,505	Wharf Real Estate Investment Company Ltd.	3,398,937
		41,531,896
	UNITED STATES - 49.5%
979,675	Acadia Realty Trust	18,525,654
91,123	Alexandria Real Estate Equities, Inc.	14,551,432
59,475	American Tower Corporation	12,854,332
356,909	Americold Realty Trust	12,506,091
1,012,144	Brixmor Property Group, Inc.	19,918,994
182,657	Broadstone Net Lease, Inc.	3,304,265
1,262,978	CatchMark Timber Trust, Inc.	12,895,005
4,627,913	Colony Capital, Inc.	27,397,245
956,133	CoreCivic, Inc.	6,865,035
40,807	CoreSite Realty Corporation	4,966,620
373,199	Corporate Office Properties Trust	9,703,174
85,353	Digital Realty Trust, Inc.	11,499,610
611,119	Easterly Government Properties, Inc.	13,432,396
1,569,328	Ellington Financial, Inc.	24,669,836
37,188	Equinix, Inc.	24,110,468
242,127	Equity LifeStyle Properties, Inc.	14,927,129
943,652	GEO Group, Inc. (The)	6,794,294
434,634	Healthpeak Properties, Inc.	12,643,503
979,534	Independence Realty Trust, Inc.	13,752,657
937,521	Invitation Homes, Inc.	27,319,362
1,537,023	Kennedy-Wilson Holdings, Inc.	28,834,551
217,223	Kilroy Realty Corporation	13,784,972
297,151	National Retail Properties, Inc.	13,027,100
348,824	New Senior Investment Group, Inc.	2,131,315
125,212	Prologis, Inc.	12,404,753
187,895	QTS Realty Trust, Inc.	11,672,037
216,671	Welltower, Inc.	14,711,961
		389,203,791

	TOTAL NORTH AMERICA (Cost - $589,871,210)	466,279,267

	TOTAL COMMON STOCK (Cost - $945,276,453)	786,402,874

	SHORT-TERM INVESTMENTS - 0.0%**
283,129	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^ (Cost - $283,129)	283,129

	TOTAL INVESTMENTS - 100.0% (Cost - $945,559,582)	$786,686,003
	LIABILITIES LESS OTHER ASSETS - (0.0)%**	(207,301)
	NET ASSETS - 100.0%	$786,478,702

*	Non-income producing securities.

**	Represents amount less than 0.1%

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At February 28, 2021, these securities amounted to $61,773,753 or 7.85% of net assets.

PLC - Public Liability Company

REIT - Real Estate Investment Trust

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Forward Currency Contracts
Settlement	Units to					US Dollar	Unrealized
Date	Receive/Deliver	Counterparty		In Exchange For		Value	Appreciation/(Depreciation)
To Buy:
3/2/2021	$2,988,332	AUD	BNY Mellon	$2,313,567	USD	$(2,305,916)	$7,651
3/2/2021	1,734,744	EUR	BNY Mellon	2,105,634	USD	(2,120,950)	(15,316)
						Total Unrealized:	$(7,665)
To Sell:
3/2/2021	$2,735,669	AUD	BNY Mellon	$2,168,209	USD	$(2,117,955)	$50,254
3/2/2021	1,585,329	CAD	BNY Mellon	1,257,268	USD	(1,252,234)	5,034
3/2/2021	3,114,920	EUR	BNY Mellon	3,766,062	USD	(3,780,892)	(14,830)
3/2/2021	196,406,134	JPY	BNY Mellon	1,848,354	USD	(1,843,497)	4,857
						Total Unrealized:	$45,315

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

JPY - Japanes Yen

USD - U.S. Dollar

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited)
February 28, 2021

Principal		Interest	Maturity
Amount		Rate	Date	Value
	CORPORATE BONDS - 7.5%
	ASSET MANAGEMENT - 0.6%
$81,000	Monroe Capital Corp.	4.750%	2/15/2026	$81,329

	CONTAINERS & PACKAGING - 2.6%
200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. #	5.250%	8/15/2027	207,324
150,000	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. #	6.000%	9/15/2028	156,656
				363,980
	HEALTH CARE FACILITIES & SERVICES - 1.5%
100,000	Centene Corp. #	5.375%	6/1/2026	104,750
100,000	DaVita, Inc. #	4.625%	6/1/2030	101,688
				206,438
	LEISURE PRODUCTS - 0.2%
25,000	Vista Outdoor, Inc.	5.875%	10/1/2023	25,442

	METALS & MINING - 0.7%
100,000	Taseko Mines Ltd. #	7.000%	2/15/2026	102,146

	REIT - 0.1%
15,000	GEO Group, Inc.	5.875%	1/15/2022	15,021

	SPECIALTY FINANCE - 1.1%
150,000	Home Point Capital, Inc. #	5.000%	2/1/2026	149,438

	TOBACCO & CANNABIS - 0.7%
100,000	Turning Point Brands, Inc. #	5.625%	2/15/2026	103,750

	TOTAL CORPORATE BONDS (Cost - $1,023,642)			1,047,544

Shares
	COMMON STOCK - 83.7%
	APPAREL & TEXTILE PRODUCTS - 1.1%
1,202	Canada Goose Holdings, Inc. * ^			53,886
301	Carter’s, Inc. ^			25,125
1,979	Skechers USA, Inc. * ^			72,431
				151,442
	ASSET MANAGEMENT - 4.0%
3,600	Boston Private Financial Holdings, Inc.			49,536
1,600	Eaton Vance Corp. ^			116,912
1,281	Hamilton Lane, Inc. ^			114,521
5,195	Kennedy-Wilson Holdings, Inc.			97,458
781	LPL Financial Holdings, Inc. ^			102,733
3,500	Waddell & Reed Financial, Inc. ^			87,815
				568,975
	BANKING - 1.8%
2,400	CIT Group, Inc.			108,840
1,286	Eagle Bancorp Montana, Inc. ^			27,996
2,600	TCF Financial Corp.			116,532
				253,368
	BEVERAGES - 0.2%
2,346	Primo Water Corp. ^			33,524

	BIOTECH & PHARMACEUTICALS - 2.7%
199	AbCellera Biologics, Inc. * ^			7,504
1,100	Alexion Pharmaceuticals, Inc. * ^			168,025
509	Bluebird Bio, Inc. * ^			15,830
200	GW Pharmaceuticals PLC - ADR *			42,850
1,545	TransMedics Group, Inc. * ^			55,450
1,100	Urovant Sciences Ltd. *			17,787
1,400	Viela Bio, Inc. *			74,480
				381,926
	CHEMICALS - 0.3%
600	W R Grace & Co.			35,556

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 83.7% (Continued)
	COMMERCIAL SUPPORT SERVICES - 1.3%
162	Avalara, Inc. * ^	$25,424
1,287	Clean Harbors, Inc. * ^	109,588
1,300	HMS Holdings Corp. *	47,821
		182,833
	CONSTRUCTION MATERIALS - 0.0%
100	Forterra, Inc. *	2,327

	E-COMMERCE DISCRETIONARY - 1.1%
2,523	Leslie’s, Inc. * ^	61,258
773	MYT Netherlands Parent BV - ADR *	22,332
1,378	Revolve Group, Inc. * ^	63,526
		147,116
	ELECTRIC UTILITIES - 1.0%
5,800	Atlantic Power Corp. *	16,646
1,611	Portland General Electric Co. ^	67,920
2,080	PPL Corp.	54,475
		139,041
	ELECTRICAL EQUIPMENT - 0.4%
876	BWX Technologies, Inc. ^	50,817

	ENGINEERING & CONSTRUCTION - 1.1%
2,730	Cellnex Telecom SA	149,281

	HEALTHCARE FACILITIES & SERVICES - 1.9%
691	Accolade, Inc. * ^	30,625
696	Invitae Corp. * ^	27,931
2,675	NeoGenomics, Inc. * ^	136,345
746	PPD, Inc. * ^	26,155
973	Progyny, Inc. * ^	40,954
1	Teladoc Health, Inc. *	221
		262,231
	HOME CONSTRUCTION - 0.5%
69,230	Glenveagh Properties PLC *	69,746

	INDUSTRIAL SUPPORT SERVICES - 0.2%
584	Ritchie Bros Auctioneers, Inc.	31,723

	INSURANCE - 2.6%
1,038	GoHealth, Inc. * ^	14,086
1,300	Watford Holdings Ltd. * ^	45,019
1,400	Willis Towers Watson PLC ^	308,896
		368,001
	INTERNET MEDIA & SERVICES - 1.0%
243	Fiverr International Ltd. * ^	65,603
529	MediaAlpha, Inc. * ^	27,778
400	SINA Corp. *	17,268
3,600	Sogou, Inc. - ADR * ^	29,736
		140,385
	LEISURE FACILITIES & SERVICES - 2.5%
602	Accor SA *	25,253
1,000	Cineplex, Inc. *	10,916
1,723	GAN Ltd. * ^	44,005
1,302	Norwegian Cruise Line Holdings Ltd. * ^	38,487
1,296	Red Rock Resorts, Inc. ^	39,100
907	Shake Shack, Inc. * ^	107,461
614	Wingstop, Inc. ^	83,596
		348,818
	MACHINERY - 0.4%
32	Hydrofarm Holdings Group, Inc. * ^	2,031
671	Tennant Co. ^	51,130
		53,161

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 83.7% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 4.4%
1,040	Acutus Medical, Inc. * ^	$21,590
512	Axonics Modulation Technologies, Inc. * ^	25,759
251	Bio-Techne Corp. ^	90,784
282	CareDx, Inc. * ^	22,301
3,037	GenMark Diagnostics, Inc. * ^	59,373
178	Inspire Medical Systems, Inc. * ^	41,437
2,900	Oxford Immunotec Global PLC * ^	63,655
1,262	Silk Road Medical, Inc. * ^	69,120
1,300	Varian Medical Systems, Inc. * ^	227,851
		621,870
	OIL & GAS PRODUCERS - 5.0%
1,059	Antero Midstream Corp.	9,340
597	Cheniere Energy Partners LP	23,731
991	Cheniere Energy, Inc. *	66,783
495	Crestwood Equity Partners LP	10,865
450	DCP Midstream LP	9,837
389	Delek Logistics Partners LP	14,346
992	Enable Midstream Partners LP	6,567
1,804	Enbridge, Inc.	60,993
4,533	Energy Transfer LP	34,632
1,739	EnLink Midstream LLC	6,695
2,160	Enterprise Products Partners LP	46,051
2,211	Equitrans Midstream Corp.	15,985
902	Genesis Energy LP	7,117
571	Holly Energy Partners LP	9,838
2,996	Kinder Morgan, Inc.	44,041
938	Magellan Midstream Partners LP	39,086
2,185	MPLX LP	52,025
570	NGL Energy Partners LP	1,362
724	NuStar Energy LP	12,960
878	ONEOK, Inc.	38,887
642	PBF Logistics LP	7,377
460	Phillips 66 Partners LP	12,273
2,379	Plains All American Pipeline LP	20,079
1,266	Plains GP Holdings LP	10,913
457	Rattler Midstream LP *	5,027
769	Shell Midstream Partners LP	8,421
1,096	Targa Resources Corp.	33,899
1,262	TC Energy Corp.	52,916
335	TC PipeLines, LP	9,755
1,241	Tellurian, Inc. *	3,835
1,025	Western Midstream Partners LP	17,046
		692,682
	REAL ESTATE OWNERS & DEVELOPERS - 3.6%
5,500	Brookfield Property Partners LP ^	93,720
16,056	CK Asset Holdings Ltd.	94,278
2,502	COIMA RES SpA *	20,347
14,872	Empiric Student Property PLC	15,387
13,614	Hongkong Land Holdings Ltd.	65,620
1,374	Instone Real Estate Group AG *	38,192
663	Kojamo OYJ *	12,779
3,927	Mitsubishi Estate Co. Ltd.	67,748
1,389	Vonovia SE	88,918
		496,989
	REITS - 16.2%
2,650	Acadia Realty Trust	50,112
895	Alexandria Real Estate Equities, Inc.	142,923
325	American Tower Corp.	70,242
2,344	Americold Realty Trust ^	82,134
30,187	Assura PLC	31,442

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 83.7% (Continued)
	REITS - 16.2% (Continued)
3,424	Brixmor Property Group, Inc.	$67,384
1,034	Broadstone Net Lease, Inc.	18,705
5,239	CatchMark Timber Trust, Inc.	53,490
12,356	Charter Hall Long Wale REIT	44,195
5,160	Colony Capital, Inc.	30,547
3,661	CoreCivic, Inc.	26,286
159	CoreSite Realty Corp.	19,352
1,255	Corporate Office Properties Trust	32,630
597	CyrusOne, Inc. ^	39,181
1,465	Dexus	10,094
563	Digital Realty Trust, Inc.	75,853
659	Dream Industrial Real Estate Investment Trust	6,704
3,086	Easterly Government Properties, Inc.	67,830
308	Equinix, Inc.	199,689
1,018	Equity LifeStyle Properties, Inc.	62,760
3,397	GEO Group, Inc.	24,458
4,882	Global Medical REIT, Inc.	65,761
463	Goodman Group	5,936
804	Great Portland Estates PLC	7,626
1,455	Healthpeak Properties, Inc.	42,326
4,007	Independence Realty Trust, Inc.	56,258
4,396	InterRent Real Estate Investment Trust	47,398
3,415	Invitation Homes, Inc.	99,513
94	Japan Hotel REIT Investment Corp.	57,967
572	Kilroy Realty Corp.	36,299
1,282	Klepierre SA	30,422
58	LaSalle Logiport REIT	87,485
15,259	Link REIT	143,987
13,773	Mapletree Commercial Trust	21,130
22,237	Mapletree Logistics Trust	30,938
10	Mitsui Fudosan Logistics Park, Inc.	48,714
1,076	National Retail Properties, Inc.	47,172
1,018	New Senior Investment Group, Inc.	6,220
1,246	Prologis, Inc.	123,441
862	QTS Realty Trust, Inc.	53,547
1,226	Warehouses De Pauw CVA	42,173
949	Welltower, Inc.	64,437
		2,274,761
	RETAIL - CONSUMER STAPLES - 2.2%
333	Five Below, Inc. * ^	61,978
1,010	Ollie’s Bargain Outlet Holdings, Inc. * ^	83,507
3,150	OptimizeRx Corp. * ^	167,517
		313,002
	RETAIL - DISCRETIONARY - 0.4%
3,427	Designer Brands, Inc. ^	42,803
590	Driven Brands Holdings, Inc. *	16,815
		59,618
	SEMICONDUCTORS - 3.3%
300	Coherent, Inc. *	72,582
300	Inphi Corp. * ^	49,377
1,700	Maxim Integrated Products, Inc. ^	158,389
1,400	Xilinx, Inc. ^	182,420
		462,768
	SOFTWARE - 14.9%
1,372	1Life Healthcare, Inc. * ^	65,184
497	Alteryx, Inc. * ^	47,513
292	Bandwidth, Inc. * ^	46,241
615	BigCommerce Holdings, Inc. * ^	36,353
87	Bill.com Holdings, Inc. * ^	14,356

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 83.7% (Continued)
	SOFTWARE - 14.9% (Continued)
618	Black Knight, Inc. * ^	$47,394
164	Blackline, Inc. * ^	20,339
134	C3.ai, Inc. * ^	15,070
500	Change Healthcare, Inc. *	11,435
202	Cloopen Group Holding Ltd. - ADR *	3,812
1,486	Domo, Inc. * ^	94,703
1,492	Duck Creek Technologies, Inc. * ^	70,572
1,899	Dynatrace, Inc. * ^	94,494
1,829	eGain Corp. * ^	21,253
750	Five9, Inc. * ^	138,930
617	Guidewire Software, Inc. * ^	68,481
852	Health Catalyst, Inc. * ^	41,313
2,333	Jamf Holding Corp. * ^	87,254
1	JFrog Ltd. * ^	53
3,273	Medallia, Inc. * ^	132,131
616	nCino, Inc. * ^	42,122
529	Nutanix, Inc. * ^	16,021
304	Oak Street Health, Inc. * ^	16,121
139	ON24, Inc. *	7,862
323	Paylocity Holding Corp. * ^	61,754
1,065	Phreesia, Inc. * ^	65,231
1,215	Ping Identity Holding Corp. * ^	28,467
200	Pluralsight, Inc. *	4,118
1,601	PROS Holdings, Inc. * ^	75,887
2,900	RealPage, Inc. * ^	251,662
1,125	Sailpoint Technologies Holdings, Inc. * ^	63,428
267	Signify Health, Inc. *	8,816
4,100	Slack Technologies, Inc. * ^	167,813
1,237	SolarWinds Corp. * ^	20,027
675	Sprout Social, Inc. * ^	45,880
541	Talend SA - ADR * ^	27,445
1,350	Tenable Holdings, Inc. * ^	55,229
5,760	USA Technologies, Inc. * ^	59,616
604	Vertex, Inc. * ^	18,573
		2,092,953
	SPECIALTY FINANCE - 0.5%
4,122	Ellington Financial, Inc.	64,798

	TECHNOLOGY HARDWARE - 1.7%
1,200	Acacia Communications, Inc. *	137,988
800	Cubic Corp.	55,560
500	FLIR Systems, Inc.	26,700
937	Pure Storage, Inc. * ^	21,907
		242,155
	TECHNOLOGY SERVICES - 4.4%
700	Cardtronics PLC *	26,985
800	CoreLogic, Inc. ^	67,728
4,100	IHS Markit Ltd. ^	369,656
1,500	Perspecta, Inc.	43,800
841	Repay Holdings Corp. * ^	18,334
681	Shift4 Payments, Inc. * ^	52,097
294	Telos Corp. * ^	9,796
115	WEX, Inc. * ^	23,960
		612,356
	TELECOMMUNICATIONS - 0.5%
794	NEXTDC Ltd. *	6,885
5,237	Vonage Holdings Corp. * ^	69,233
		76,118

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares				Value
	COMMON STOCK - 83.7% (Continued)
	TRANSPORTATION & LOGISTICS - 1.4%
2,072	CryoPort, Inc. * ^			$123,160
1,322	Knight-Swift Transportation Holdings, Inc. ^			57,110
634	Macquarie Infrastructure Corp.			19,870
				200,140
	TRANSPORTATION EQUIPMENT - 0.5%
1,600	Navistar International Corp. * ^			70,496

	WHOLESALE - DISCRETIONARY - 0.6%
1,115	IAA, Inc. * ^			65,372
1,642	KAR Auction Services, Inc. ^			22,840
				88,212

	TOTAL COMMON STOCK (Cost - $10,823,466)			11,739,189

	EXCHANGE TRADED FUNDS - 0.3%
	DEBT FUND - 0.3%
2,001	ProShares UltraShort 20+ Year Treasury			39,280

	EQUITY FUNDS - 0.0%
1	ProShares UltraPro Short S&P 500			27
1	ProShares UltraShort Russell2000			16
				43

	TOTAL EXCHANGE TRADED FUNDS (Cost - $41,320)			39,323

		Interest Rate	Maturity Date
	PREFERRED STOCK - 1.5%
4,500	United States Cellular Corp.	6.250%	9/1/2069	113,400
4,000	Wells Fargo & Co.	5.125%	Perpetual	100,240
	TOTAL PREFERRED STOCK (Cost - $209,770)			213,640

	CLOSED END FUNDS - 11.3%
4,000	BlackRock Core Bond Trust			61,880
10,000	BlackRock Corporate High Yield Fund, Inc.			114,300
6,482	BlackRock Credit Allocation Income Trust			93,211
10,000	BlackRock Limited Duration Income Trust			158,100
2,000	DoubleLine Income Solutions Fund			34,940
10,000	Eaton Vance Ltd. Duration Income Fund			125,300
10,800	Invesco Dynamic Credit Opportunities Fund			118,800
40,000	Invesco Senior Income Trust			166,800
7,000	John Hancock Preferred Income Fund III			116,830
7,000	Nuveen Global High Income Fund			106,540
7,000	Nuveen Preferred & Income Term Fund			166,600
10,000	PGIM High Yield Bond Fund, Inc.			154,300
20,000	Wells Fargo Income Opportunities Fund			164,800
	TOTAL CLOSED END FUNDS (Cost - $1,373,720)			1,582,401

	OPEN END FUND - 3.7%
47,353	James Alpha Structured Credit Value Portfolio, Class S +			527,516
	TOTAL OPEN END FUND (Cost - $483,969)

	SHORT-TERM INVESTMENT - 6.4%
900,371	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ** (Cost - $900,371)			900,371

	TOTAL INVESTMENTS - 114.4% (Cost - $14,856,258)			$16,049,984

	LIABILITIES IN EXCESS OF OTHER ASSETS - (14.4)%			(2,023,700)

	NET ASSETS - 100.0%			$14,026,284

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	SECURITIES SOLD SHORT - (31.3)%
	COMMON STOCK - (14.0)%
	AEROSPACE & DEFENSE - (0.1)%
36	Teledyne Technologies, Inc. *	$13,356

	ASSET MANAGEMENT - (0.2)%
834	Brookfield Asset Management, Inc.	33,652

	AUTOMOTIVE - (0.0)%
1	BorgWarner, Inc.	45

	BANKING - (1.9)%
149	First Citizens BancShares, Inc.	109,946
7,809	Huntington Bancshares, Inc.	119,790
1	Prosperity Bancshares, Inc.	73
82	SVB Financial Group *	41,439
		271,248
	BIOTECH & PHARMACEUTICALS - (1.1)%
2,333	AstraZeneca PLC - ADR	112,871
787	Atara Biotherapeutics, Inc. *	13,206
344	Ionis Pharmaceuticals, Inc. *	18,026
14	Jazz Pharmaceuticals PLC *	2,353
1,597	Sinovac Biotech Ltd. *	10,333
		156,789
	CHEMICALS - (0.5)%
225	WD-40 Co.	70,144

	INSTITUTIONAL FINANCIAL SERVICES - (0.5)%
935	Morgan Stanley	71,873

	INSURANCE - (2.5)%
1,512	Aon PLC	344,298

	RETAIL - DISCRETIONARY - (0.0)%
1	Builders FirstSource, Inc. *	43

	SEMICONDUCTORS - (3.0)%
2,408	Advanced Micro Devices, Inc. *	203,500
1,071	Analog Devices, Inc.	166,883
100	II-VI, Inc. *	8,430
696	Marvell Technology Group Ltd.	33,603
		412,416
	SOFTWARE - (0.9)%
450	Altair Engineering, Inc. *	27,715
325	salesforce.com, Inc. *	70,362
866	Sapiens International Corp. NV	27,175
		125,252
	SPECIALTY FINANCE - (0.4)%
156	Credit Acceptance Corp. *	56,631

	TECHNOLOGY HARDWARE - (0.2)%
237	Lumentum Holdings, Inc. *	21,330

	TECHNOLOGY SERVICES - (2.7)%
1,162	S&P Global, Inc.	382,716

	TOTAL COMMON STOCK (Proceeds - $1,807,991)	1,959,793

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	SECURITIES SOLD SHORT - (31.3)% (Continued)
	EXCHANGED TRADED FUNDS - (17.3)%
	EQUITY FUNDS - (17.3)%
2,174	iShares Russell 2000 ETF	$474,606
6,290	iShares Russell 2000 Growth ETF	1,948,453
	TOTAL EXCHANGED TRADED FUNDS (Proceeds - $1,608,945)	2,423,059

	TOTAL SECURITIES SOLD SHORT (Proceeds - $3,416,936)	$4,382,852

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At February 28, 2021, these securities amounted to $925,752 or 6.60% of net assets.

*	Non-income producing securities

^	All or a portion of this security is held as collateral for securities sold short.

+	Investment in affiliate

**	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnerships

PLC - Public Liability Company

REIT - Real Estate Investment Trust

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO (Unaudited)
February 28, 2021

Shares				Value
	EXCHANGE TRADED FUNDS - 84.3%
	EQUITY FUND - 84.3%
93,000	SPDR S&P500 ETF Trust +			$35,373,480
	TOTAL EXCHANGE TRADED FUNDS (Cost - $29,266,915)

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price
	OPTIONS PURCHASED - 5.3% *
	PUT OPTIONS PURCHASED - 5.3%
110	S&P 500 Index	$42,185,000	3/22/21 - $3,835.00	1,087,350
105	S&P 500 Index	40,110,000	4/01/21 - $3,820.00	1,138,725
	(Cost - $1,410,566)			2,226,075

	TOTAL PURCHASED OPTIONS (Cost - $1,410,566)			2,226,075

Shares
	SHORT-TERM INVESTMENTS - 3.3%
1,355,239	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^
	(Cost - $1,355,239)			1,355,239

	TOTAL INVESTMENTS - 92.9% (Cost - $32,032,720)			$38,954,794

	OTHER ASSETS LESS LIABILITIES - 7.1%			2,994,408

	NET ASSETS - 100.0%			$41,949,202

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price
	WRITTEN OPTIONS - (3.0)% *
	PUT OPTIONS WRITTEN - (2.3)%
105	S&P 500 Index	$37,905,000	3/22/21 - $3,610.00	$405,825
105	S&P 500 Index	38,010,000	4/01/21 - $3,620.00	576,450
	(Premiums Received - $664,290)			982,275

	CALL OPTIONS WRITTEN - (0.7)%
300	SPDR S&P 500 ETF Trust	11,400,000	3/08/21 - $380.00	171,300
325	SPDR S&P 500 ETF Trust	12,512,500	3/08/21 - $385.00	97,175
300	SPDR S&P 500 ETF Trust	11,550,000	3/15/21 - $385.00	—
100	SPDR S&P 500 ETF Trust	3,900,000	3/15/21 - $390.00	22,450
	(Premiums Received - $843,645)			290,925

	TOTAL WRITTEN OPTIONS (Premiums Received - $1,507,935)			$1,273,200

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

(a)	Each contract is equivalent to 100 shares of the underlying security.

ETF - Exchange Traded Fund

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO (Unaudited) (Continued)
February 28, 2021

	TOTAL RETURN SWAPS - 0.0%
Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate (%)	Gain/(Loss)
$5,551,050	SPY SPDR SP 500 ETF Trust	15,000	Goldman Sachs	9/21/2021	Pay	0.1195 *	$—
1,850,350	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	6/29/2021	Pay	0.1195 #	—
2,590,490	SPY SPDR SP 500 ETF Trust	7,000	Goldman Sachs	11/12/2021	Pay	0.1195 #	—
7,401,400	SPY SPDR SP 500 ETF Trust	20,000	Goldman Sachs	12/1/2021	Pay	0.1195 #	—
							$—

#	Variable rate is Libor plus 0.40%

*	Variable rate is Libor plus 0.50%

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO (Unaudited)
February 28, 2021

Shares				Value
	EXCHANGE TRADED FUNDS - 36.9%
	EQUITY FUND - 36.9%
24,500	iShares MSCI Emerging Markets ETF +			$1,316,385
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,038,786)

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price
	OPTIONS PURCHASED - 9.6% *
	PUT OPTIONS PURCHASED - 9.6%
600	iShares MSCI Emerging Markets ETF	$3,300,000	3/22/21 - $55.00	119,100
600	iShares MSCI Emerging Markets ETF	3,420,000	4/01/21 - $57.00	223,500
	TOTAL PURCHASED OPTIONS (Cost - $141,751)			342,600

Shares
	SHORT-TERM INVESTMENTS - 34.5%
1,230,233	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.01% ^			1,230,233
	(Cost - $1,230,233)

	TOTAL INVESTMENTS - 81.0% (Cost - $2,410,770)			$2,889,218

	OTHER ASSETS AND LIABILITIES - 19.0%			677,914

	NET ASSETS - 100.0%			$3,567,132

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (4.3)% *
	PUT OPTIONS WRITTEN - (4.2)%
600	iShares MSCI Emerging Markets ETF	3,120,000	3/22/21 - $52.00	$42,900
600	iShares MSCI Emerging Markets ETF	3,240,000	4/01/21 - $54.00	106,500
	(Premiums Received - $54,646)			149,400

	CALL OPTIONS WRITTEN - (0.1)%
600	iShares MSCI Emerging Markets ETF	3,390,000	3/08/21 - $56.50	2,400
	(Premiums Received - $96,258)			2,400

	TOTAL OPTIONS WRITTEN (Premiums Received - $150,904)			$151,800

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2021.

(a)	Each contract is equivalent to 100 shares of the underlying security.

ETF - Exchange Traded Fund

	TOTAL RETURN SWAPS - 0.0%
Notional				Expiration	Pay/Receive	Variable		Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate (%)		Gain/(Loss)
$2,985,360	iShares MSCI Emerging Markets ETF	56,000	Goldman Sachs	11/12/2021	Pay	0.1195	*	$—
								$—

*	Variable rate is Libor plus 0.20%.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited)
February 28, 2021

Principal		Coupon Rate (%)		Maturity Date	Value
	ASSET-BACKED SECURITIES - 12.8%
	AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.6%
$45,000	Freddie Mac Multifamily Structured Credit Risk #, SOFR + 3.7500%	3.8360	*	1/25/2051	$47,826
100,000	Multifamily Connecticut Avenue Securities Trust 2019-01 #, 1 mo. LIBOR + 3.2500%	3.3800	*	10/15/2049	101,390
					149,216
	AUTO LOAN ASSET-BACKED SECURITIES - 1.0%
160,000	Foursight Capital Automobile Receivables Trust 2018-1 #	6.8200		4/15/2025	165,745
75,000	United Auto Credit Securitization Trust 2019-1 #	4.2900		8/12/2024	76,804
					242,549
	COLLATERALIZED MORTGAGE OBLIGATIONS - 7.7%
134,663	Alternative Loan Trust 2006-6CB	5.7500		5/25/2036	84,314
100,000	Bunker Hill Loan Depositary Trust 2020-1 #	4.3530	*	2/25/2055	105,520
74,788	Fannie Mae REMICS	3.0000		12/25/2027	4,622
74,880	Fannie Mae REMICS	3.0000		1/25/2028	4,670
80,053	Fannie Mae REMICS	3.0000		2/25/2028	4,674
154,023	Freddie Mac REMICS	3.0000		10/15/2027	10,201
128,634	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR + 8.8000%	8.9300	*	3/25/2028	140,841
70,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, SOFR + 5.0000%	5.0503	*	8/25/2033	70,722
190,000	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR +4.2000%	4.3300	*	2/25/2047	198,371
200,000	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR + 10.5000%	10.6300	*	2/25/2047	222,791
220,000	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR +10.7500%	10.8800	*	1/25/2049	257,611
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR + 12.2500%	12.3800	*	2/25/2049	118,197
120,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, 1 mo. LIBOR + 4.0500%	4.1800	*	2/25/2049	120,501
160,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1 mo. LIBOR + 8.1500%	8.2800	*	7/25/2049	172,171
50,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, SOFR + 4.7500%	4.7947	*	1/25/2051	49,562
154,078	Government National Mortgage Association	3.5000		12/12/2049	20,030
169,192	Government National Mortgage Association	3.5000		12/20/2049	24,177
170,000	Oaktown Re III Ltd. #, 1 mo. LIBOR + 4.3500%	4.4800	*	7/25/2029	167,993
100,000	Verus Securitization Trust 2019-INV2 #	4.4520	*	7/25/2059	99,369
					1,876,337
	CREDIT CARD ASSET-BACKED SECURITIES - 0.5%
120,000	Continental Credit Card A.B.S 2019-1, LLC #	6.1600		8/15/2026	126,108

	NON AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.6%
114,000	COMM 2019-GC44 Mortgage Trust #	2.5000		8/15/2057	98,936
160,000	GS Mortgage Securities Trust 2016-GS4 #	3.2330	*	11/10/2049	118,129
100,000	JPMBB Commercial Mortgage Securities Trust 2015-C31, weighted average of the net mortgage rates on the mortgage loans for distribution date minus 0.5000%	4.1190	*	8/15/2048	91,223
80,000	Morgan Stanley Capital I Trust 2016-UBS9 #	3.0000		3/15/2049	75,331
					383,619
	OTHER ASSET-BACKED SECURITIES - 1.4%
150,000	Progress Residential 2017-SFR1 Trust #	5.3500		8/17/2034	153,097
100,000	Progress Residential 2018-SFR1 Trust #	4.7780		3/17/2035	100,642
100,000	Tricon American Homes 2017-SFR2 Trust #	5.1040		1/17/2036	104,349
					358,088

	TOTAL ASSET-BACKED SECURITIES (Cost - $3,022,966)				3,135,917

	TERM LOANS - 1.7%
	AUTOMOTIVE - 0.4%
91,708	First Brands Group, LLC	8.5000		2/2/2024	93,657

	LEISURE FACILITIES & SERVICES - 0.9%
65,000	Enterprise Development Authority (The)	—		2/19/2028	65,487
140,500	Spectacle Gary Holdings, LLC	—		11/7/2025	145,154
10,200	Spectacle Gary Holdings, LLC	—		11/7/2025	10,538
					221,179
	RETAIL - DISCRETIONARY - 0.1%
30,000	Petco Health & Wellness Company, Inc.	—		2/25/2028	30,019

	TRANSPORTATION & LOGISTICS - 0.3%
75,000	Grupo Aeromexico S.A.B. de C.V.	11.0000		8/19/2022	74,250

	TOTAL TERM LOANS (Cost - $406,228)				419,105

	CORPORATE BONDS - 44.8%
	ADVERTISING & MARKETING - 0.5%
98,000	MDC Partners, Inc. #	6.5000		5/1/2024	98,883
20,000	Outfront Media Capital, LLC / Outfront Media Capital Corporation #	4.2500		1/15/2029	19,475
					118,358
	AEROSPACE & DEFENSE - 1.0%
50,000	Boeing Company (The)	5.8050		5/1/2050	63,902
200,000	TransDigm, Inc. #	6.2500		3/15/2026	168,809
					232,711

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Principal		Coupon Rate (%)		Maturity Date	Value
	CORPORATE BONDS - 44.8% (Continued)
	APPAREL & TEXTILE PRODUCTS - 0.0%
$3,000	Levi Strauss & Company #	3.5000		3/1/2031	$3,030

	ASSET MANAGEMENT - 2.9%
200,000	Ares Capital Corporation	2.1500		7/15/2026	197,054
60,000	Charles Schwab Corporation (The), 5 Year Treasury + 3.0790%	4.0000	*	3/1/2069	60,300
302,000	Monroe Capital Corporation	4.7500		2/15/2026	303,227
140,000	VistaJet Malta Finance plc / XO Management Holding, Inc. #	10.5000		6/1/2024	149,450
					710,031
	AUTOMOTIVE - 2.1%
62,000	Dealer Tire, LLC / DT Issuer, LLC #	8.0000		2/1/2028	66,495
35,000	Ford Motor Company	8.5000		4/21/2023	39,200
35,000	Ford Motor Company	9.0000		4/22/2025	42,534
250,000	Ford Motor Company	5.2910		12/8/2046	264,856
100,000	Real Hero Merger Sub 2, Inc. #	6.2500		2/1/2029	103,125
					516,210
	BANKING - 0.8%
80,000	Citigroup, Inc., SOFR + 3.2340%	4.7000	*	Perpetual	80,966
110,000	JPMorgan Chase & Company, SOFR + 3.1250%	4.6000	*	Perpetual	112,338
					193,304
	BIOTECHNOLOGY & PHARMACEUTICALS - 0.3%
75,000	Teva Pharmaceutical Finance Netherlands III BV	3.1500		10/1/2026	70,426

	CHEMICALS - 0.2%
56,000	NOVA Chemicals Corporation #	5.2500		6/1/2027	58,450

	CONSTRUCTION MATERIALS - 0.5%
60,000	Standard Industries, Inc. #	4.3750		7/15/2030	62,008
45,000	Summit Materials, LLC / Summit Materials Finance Corporation #	6.5000		3/15/2027	47,760
					109,768
	CONTAINERS & PACKAGING - 1.6%
250,000	Berry Global, Inc. #	1.5700		1/15/2026	250,483
125,000	Intelligent Packaging Ltd. Finco Inc / Intelligent Packaging Ltd. Co-Issuer, LLC #	6.0000		9/15/2028	130,547
					381,030
	ELECTRIC UTILITIES - 0.4%
15,000	NRG Energy, Inc. #	3.3750		2/15/2029	14,784
20,000	NRG Energy, Inc. #	3.6250		2/15/2031	19,561
70,000	Vistra Operations Company, LLC #	5.6250		2/15/2027	73,515
					107,860
	ENGINEERING & CONSTRUCTION - 1.1%
125,000	Michael Baker International, LLC #	8.7500		3/1/2023	127,344
90,000	PowerTeam Services, LLC #	9.0330		12/4/2025	99,900
132,838	Stoneway Capital Corporation #	—		3/1/2027	52,472
					279,716
	ENTERTAINMENT CONTENT - 0.1%
51,000	Diamond Sports Group, LLC / Diamond Sports Finance Company #	6.6250		8/15/2027	26,329

	FOOD - 1.8%
323,000	Cooke Omega Investments, Inc. / Alpha VesselCompany Holdings, Inc. #	8.5000		12/15/2022	332,488
63,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc. #	4.6250		3/1/2029	63,931
94,323	Youngs PIK SCA (a)	8.2500	~	8/1/2022	50,272
					446,691
	FORESTRY, PAPER & WOOD PRODUCTS - 0.3%
70,000	Mercer International, Inc. #	5.1250		2/1/2029	71,313

	HEALTH CARE FACILITIES & SERVICES - 3.2%
40,000	DaVita, Inc. #	4.6250		6/1/2030	406,750
124,000	Trinity Health Corporation	2.6320		12/1/2040	119,087
250,000	US Acute Care Solutions, LLC #	6.3750		3/1/2026	255,938
					781,775
	HOME CONSTRUCTION - 1.1%
250,000	Taylor Morrison Communities, Inc. #	5.1250		8/1/2030	268,856

	HOUSEHOLD PRODUCTS - 0.2%
40,000	Clearwater Paper Corporation #	4.7500		8/15/2028	41,038

	INSURANCE - 1.1%
100,000	Liberty Mutual Insurance Company #	7.6970		10/15/2097	146,603
105,000	Nationwide Mutual Insurance Company #	4.3500		4/30/2050	114,768
					261,371

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Principal		Coupon Rate (%)		Maturity Date	Value
	CORPORATE BONDS - 44.8% (Continued)
	INTERNET MEDIA & SERVICES - 0.3%
$70,000	Expedia Group, Inc. #	4.6250		8/1/2027	$77,901

	LEISURE FACILITIES & SERVICES - 2.6%
25,000	Caesars Entertainment, Inc. #	8.1250		7/1/2027	27,298
35,000	Hilton Domestic Operating Company, Inc. #	3.7500		5/1/2029	35,671
35,000	Hilton Domestic Operating Company, Inc. #	4.0000		5/1/2031	35,547
30,000	Hyatt Hotels Corporation	5.3750		4/23/2025	33,736
13,000	Marriott International, Inc.	4.6250		6/15/2030	14,746
40,000	Marriott International, Inc.	3.5000		10/15/2032	42,082
55,000	Scientific Games International, Inc. #	7.0000		5/15/2028	58,376
75,000	Station Casinos, LLC #	4.5000		2/15/2028	74,859
884,682	Tunica-Biloxi Gaming Authority #	3.7800		12/28/2021	274,251
30,000	Viking Ocean Cruises Ship VII Ltd. #	5.6250		2/15/2029	30,270
					626,836
	MACHINERY - 0.2%
25,000	ATS Automation Tooling Systems, Inc. #	4.1250		12/15/2028	25,329
25,000	Hillenbrand, Inc.	3.7500		3/1/2031	24,938
					50,267
	METALS & MINING - 2.3%
25,000	Arconic Corporation #	6.1250		2/15/2028	26,430
30,000	Coeur Mining, Inc. #	5.1250		2/15/2029	29,231
15,000	Hudbay Minerals, Inc. #	4.5000		4/1/2026	15,225
17,000	Joseph T Ryerson & Son, Inc. #	8.5000		8/1/2028	18,647
373,000	Mountain Province Diamonds, Inc. #	8.0000		12/15/2022	349,572
31,000	Novelis Corporation #	4.7500		1/30/2030	32,366
100,000	Taseko Mines Ltd. #	7.0000		2/15/2026	102,146
					573,617
	OIL & GAS PRODUCERS - 3.6%
60,000	Aethon United BR, L.P. / Aethon United Finance Corporation #	8.2500		2/15/2026	62,550
70,000	Baytex Energy Corporation #	8.7500		4/1/2027	61,872
40,000	Cheniere Energy, Inc. #	4.0000		3/1/2031	40,363
10,000	CITGO Petroleum Corporation #	6.3750		6/15/2026	10,163
60,000	Enable Midstream Partners, L.P.	4.9500		5/15/2028	67,480
120,000	Energy Transfer Operating, L.P., 5 Year Treasury + 5.3060%	7.1250	*	Perpetual	116,054
16,000	EnLink Midstream Partners, L.P.	5.6000		4/1/2044	13,629
84,000	EnLink Midstream, LLC	5.3750		6/1/2029	83,318
45,000	Hess Midstream Operations, L.P. #	5.1250		6/15/2028	46,463
45,000	Indigo Natural Resources, LLC #	5.3750		2/1/2029	44,888
90,000	MEG Energy Corporation #	7.1250		2/1/2027	95,211
75,000	Midwest Connector Capital Company, LLC #	4.6250		4/1/2029	75,574
95,000	PBF Holding Company, LLC / PBF Finance Corporation #	6.0000		2/15/2028	60,503
85,000	Petroleos Mexicanos	6.8400		1/23/2030	85,839
24,000	Talos Petroleum, LLC	7.5000		5/31/2022	21,180
					885,087
	OIL & GAS SERVICES & EQUIPMENT - 2.8%
352,000	ION Geophysical Corporation	9.1250		12/15/2021	348,480
190,224	Noram Drilling Company A/S	9.0000		6/3/2021	189,273
100,000	Shelf Drilling Holdings Ltd. #	8.2500		2/15/2025	63,688
84,538	Transocean Sentry Ltd. #	5.3750		5/15/2023	81,051
19,000	Transocean, Inc. #	8.0000		2/1/2027	11,923
					694,415
	PUBLISHING & BROADCASTING - 2.7%
155,000	Beasley Mezzanine Holdings, LLC #	8.6250		2/1/2026	157,325
200,000	Clear Channel International BV #	6.6250		8/1/2025	211,250
90,000	Clear Channel Outdoor Holdings, Inc. #	7.7500		4/15/2028	91,303
65,000	Clear Channel Worldwide Holdings, Inc.	9.2500		2/15/2024	67,803
125,000	Urban One, Inc. #	7.3750		2/1/2028	126,250
					653,931
	REITS - 1.0%
105,000	iStar, Inc.	4.2500		8/1/2025	105,211
55,000	MPT Operating Partnership, L.P. / MPT Finance Corporation	4.6250		8/1/2029	59,228
45,000	MPT Operating Partnership, L.P. / MPT Finance Corporation	3.5000		3/15/2031	45,848
45,000	Uniti Group, L.P. / Uniti Group Finance, Inc. / CSL Capital, LLC	6.5000		2/15/2029	45,549
					255,836
	RETAIL - DISCRETIONARY - 1.7%
105,000	Foundation Building Materials, Inc. #	6.0000		3/1/2029	249,687
55,000	House of Fraser Funding plc, 3 mo. BP LIBOR + 5.7500% +	6.6500		9/15/2021	27,796
45,000	Michaels Stores, Inc. #	8.0000		7/15/2027	111,196
45,000	Party City Holdings, Inc. #	8.7500		2/15/2026	24,525
					413,204

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Principal		Coupon Rate (%)		Maturity Date	Value
	CORPORATE BONDS - 44.8% (Continued)
	SOFTWARE - 0.0%
$5,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corporation #	3.8750		2/1/2029	$4,975

	SPECIALTY FINANCE - 3.6%
35,000	Air Lease Corporation	3.1250		12/1/2030	34,997
200,000	Avation Capital S.A. #	6.5000		5/15/2021	160,725
108,000	Freedom Mortgage Corporation #	8.1250		11/15/2024	112,388
67,356	Global Aircraft Leasing Company Ltd. #	6.5000	~	9/15/2024	62,681
350,000	Home Point Capital, Inc. #	5.0000		2/1/2026	348,686
35,000	Nationstar Mortgage Holdings, Inc. #	6.0000		1/15/2027	36,810
40,000	Nationstar Mortgage Holdings, Inc. #	5.5000		8/15/2028	41,175
10,000	Nationstar Mortgage Holdings, Inc. #	5.1250		12/15/2030	10,214
84,000	TMX Finance, LLC / TitleMax Finance Corporation #	11.1250		4/1/2023	85,080
					892,756
	TECHNOLOGY HARDWARE - 0.9%
70,139	Interactive Network, Inc. / FriendFinder Networks, Inc.	14.0000		4/27/2025	57,865
194,015	Interactive Network, Inc. / FriendFinder Networks, Inc.	14.0000		4/27/2025	160,062
					217,927
	TELECOMMUNICATIONS - 0.5%
70,000	T-Mobile USA, Inc. #	3.3000		2/15/2051	64,928
50,000	Windstream Escrow, LLC / Windstream Escrow Finance Corporation #	7.7500		8/15/2028	51,281
					116,209
	TOBACCO & CANNABIS - 0.7%
150,000	Turning Point Brands, Inc. #	5.6250		2/15/2026	155,625

	TRANSPORTATION & LOGISTICS - 2.7%
55,000	Air Canada 2020-2 Class A Pass Through Trust #	5.2500		4/1/2029	59,131
38,424	Alaska Airlines 2020-1 Class A Pass Through Trust #	4.8000		8/15/2027	42,453
90,000	Bristow Group, Inc.	7.7500		12/15/2022	90,128
250,000	Bristow Group, Inc. #	6.8750		3/1/2028	252,812
14,749	British Airways 2020-1 Class B Pass Through Trust #	8.3750		11/15/2028	16,838
14,869	British Airways 2020-1 Class A Pass Through Trust #	4.2500		11/15/2032	15,817
25,000	Delta Air Lines Inc / SkyMiles IP Ltd. #	4.7500		10/20/2028	27,664
65,000	Mileage Plus Holdings, LLC / Mileage Plus Intellectual Property Assets Ltd. #	6.5000		6/20/2027	71,094
13,000	United Airlines 2020-1 Class B Pass Through Trust	4.8750		1/15/2026	13,601
70,000	Western Global Airlines, LLC #	10.3750		8/15/2025	78,400
					667,938
	TOTAL CORPORATE BONDS (Cost - $12,143,016)				10,964,791

	CONVERTIBLE BONDS - 0.9%
	BIOTECHNOLOGY & PHARMACEUTICALS - 0.1%
60,000	Tricida, Inc. #	3.5000		5/15/2027	26,379

	FOREST PAPER & WOOD PRODUCTS - 0.0%
330,000	Fortress Global Enterprises, Inc. (a)(b)	9.7500		12/31/2021	13

	REITS - 0.0%
5,000	Summit Hotel Properties, Inc.	1.5000		2/15/2026	5,647

	TRANSPORTATION & LOGISTICS - 0.8%
68,000	Air Canada #	4.0000		7/1/2025	106,420
55,000	Southwest Airlines Company	1.2500		5/1/2025	92,744
					199,164
	TOTAL CONVERTIBLE BONDS (Cost - $412,056)				231,203

	PREFERRED STOCK - 4.4%
	BANKING - 1.3%
60	Wells Fargo & Company Series L	7.5000		Perpetual	83,280
9,210	Wells Fargo & Company Series O	5.1250		Perpetual	230,803
					314,083
	ELECTRICAL EQUIPMENT - 2.1%
20,000	Babcock & Wilcox Enterprises, Inc.	8.1250		2/28/2026	500,000

	LEISURE PRODUCTS - 0.0%
649	JAKKS Pacific, Inc. (a)(b)	—		Perpetual	—

	SPECIALTY FINANCE - 0.1%
388	Populus Preferred Equity (a)(b)	10.0000		Perpetual	31,040

	TELECOMMUNICATIONS - 0.9%
8,922	United States Cellular Corporation	6.2500		Perpetual	224,834

	TOTAL PREFERRED STOCK (Cost - $1,034,726)				1,069,957

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Shares		Value
	COMMON STOCK - 2.8%
	ENTERTAINMENT CONTENT - 0.0%
781	FriendFinder Networks, Inc. (a)(b) +	$—

	LEISURE PRODUCTS - 0.0%
1,899	JAKKS Pacific, Inc. (a)(b)	—

	MACHINERY - 0.5%
161	CE Star (a)(b)	106,269

	METALS & MINING - 1.1%
8	RA Parent, Inc. (a)(b) +	262,510

	OIL & GAS PRODUCERS - 1.1%
14,996	Delphi Energy Corporation (a)(b)	177,678
123,981	PetroQuest Energy, Inc. (a)(b)	92,242
107,881	Zargon Oil & Gas Ltd. (a)(b)	—
		269,920
	OIL & GAS SERVICES & EQUIPMENT - 0.1%
1,701	FTS International, Inc.	32,574

	RETAIL DISCRETIONARY - 0.0%
2,920	Nebraska Book Holdings, Inc. (a)(b)	6,205

	TOTAL COMMON STOCK (Cost - $1,579,679)	677,478

	EXCHANGE TRADED FUNDS - 3.6%
	EQUITY FUNDS - 1.4%
5,147	Alerian MLP ETF	146,432
5,405	InfraCap MLP ETF	119,126
2,001	ProShares UltraPro Short S&P 500	55,028
1,251	ProShares UltraShort Russell 2000	19,566
		340,152
	FIXED INCOME FUNDS - 2.2%
1	iShares 0-5 Year High Yield Corporate Bond ETF	45
8,500	ProShares UltraShort 20+ Year Treasury	166,855
2,799	VanEck Vectors Emerging Markets High Yield Bond ETF	66,952
9,611	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	304,861
		538,713
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,385,520)	878,865

	MUTUAL FUNDS - 6.4%
	FIXED INCOME FUNDS - 6.4%
142,057	James Alpha Structured Credit Value Portfolio - Class S ++	1,582,515
	TOTAL MUTUAL FUNDS (Cost - $1,420,570)

	CLOSED END FUNDS - 4.1%
	FIXED INCOME FUNDS - 4.1%
15,000	Ares Dynamic Credit Allocation Fund, Inc.	221,400
10,000	BlackRock Corporate High Yield Fund, Inc.	114,300
5,224	BlackRock Credit Allocation Income Trust	75,121
12,460	BlackRock Limited Duration Income Trust	196,993
6,000	DoubleLine Income Solutions Fund	104,820
15,622	Invesco Dynamic Credit Opportunities Fund	171,842
20,000	Nuveen Credit Strategies Income Fund	128,600
1	PGIM High Yield Bond Fund, Inc.	15
	TOTAL CLOSED END FUND (Cost - $838,814)	1,013,091

	SHORT-TERM INVESTMENTS - 9.5%
2,331,214	Dreyfus Institutional Preferred Government Money Market, Institutional Class, 0.01% *	2,331,214
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,331,214)

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Value
TOTAL INVESTMENTS - 91.0% (Cost - $24,574,789)	$22,304,136

OTHER ASSETS AND LIABILITIES - 9.0%	2,195,131

NET ASSETS - 100.0%	$24,499,267

*	Floating or variable rate security; rate shown represents the rate on February 28, 2021.

~	Pay in kind rate security.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At February 28, 2021, these securities amounted to $9,726,609 or 39.7% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

++	Affiliated investment

BP LIBOR - British Pound Sterling LIBOR Rate

ETF - Exchange Traded Fund

LIBOR - London Inter-bank Offered Rate

LLC - Limited Liability Company

L.P. - Limited Partnership

Ltd. - Limited Company

plc - Public Limited Company

REITs - Real Estate Investment Trusts

REMICS - Real Estate Mortgage Investment Conduits

SOFR - Secured Overnight Financing Rate

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	Security is illiquid; total illiquid securities represent $726,229 or 3.0% of net assets.

Principal		Coupon Rate (%)		Maturity Date	Value
	SECURITIES SOLD SHORT (6.2)%
	CORPORATE BONDS - (3.7)%
	BANKING - (1.4)%
$340,000	Wells Fargo & Company, 5 Year Treasury + 3.4530%	3.9000	*	Perpetual	$338,903

	ENTERTAINMENT CONTENT - (1.3)%
250,000	Walt Disney Company (The)	4.7000		3/23/2050	317,114

	FOOD - (1.0)%
250,000	Post Holdings, Inc.	4.5000		9/15/2031	249,859

	TOTAL CORPORATE BONDS (Proceeds - $929,746)				905,876

	U.S. GOVERNMENT & AGENCIES - (2.5)%
	U.S. TREASURY NOTES - (2.5)%
200,000	United States Treasury Note	0.3750		1/31/2026	196,219
250,000	United States Treasury Note	0.5000		2/28/2026	246,641
200,000	United States Treasury Note	1.3750		11/15/2040	176,437
	TOTAL U.S. GOVERNMENT & AGENCIES (Proceeds - $635,310)				619,297

	TOTAL SECURITIES SOLD SHORT (Proceeds - $1,565,056)				1,525,173

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2021

Long (Short)					Unrealized
Contracts		Counter Party	Notional Value	Maturity Date	Gain / (Loss)
	OPEN LONG FUTURE CONTRACTS - (0.1)%
4	CBOT 10 Year US Treasury Note Future	JP Morgan	$530,880	6/21/2021	$(6,312)
12	Ultra 10-Year US Treasury Note Future	JP Morgan	1,768,080	6/21/2021	(20,528)
	NET UNREALIZED LOSS FROM OPEN LONG CONTRACTS				(26,840)

	OPEN SHORT FUTURE CONTRACTS - 0.5%
(3)	CBOT 2 Year US Treasury Note Future	JP Morgan	(331,149)	6/30/2021	538
(4)	CBOT 5 Year US Treasury Note Future	JP Morgan	(495,876)	6/30/2021	(188)
(3)	CBOT US Long Bond Future	JP Morgan	(477,657)	6/21/2021	6,820
(14)	CBT 10 Year US Deliverable Interest Rate Future	JP Morgan	(1,293,907)	3/15/2021	78,093
(3)	CME Ultra Long Term US Treasury Bond Future	JP Morgan	(567,189)	6/21/2021	8,952
(5)	Eurex 10 Year Euro BUND Future	JP Morgan	(867,000)	3/8/2021	19,968
	NET UNREALIZED GAIN FROM OPEN SHORT CONTRACTS				114,183

	NET UNREALIZED GAIN FROM OPEN FUTURES CONTRACTS				87,343

OPEN CREDIT DEFAULT SWAPS - (1.2)%

Notional	Upfront Premiums			Expiration	Pay/Receive			Unrealized
Amount	Paid/(Received)	Reference Entity	Counterparty	Date	Fixed Rate ^	Fixed Rate	Value	Gain/ (Loss)
$2,300,000	$(8,057)	CDX HY CDSI S34 5Y (a)	JP Morgan	6/20/2025	Receive	5.00%	$(190,886)	(182,829)
1,000,000	(75,241)	CDX HY CDSI S35 5Y (b)	JP Morgan	12/20/2025	Receive	5.00%	(82,120)	(6,879)
900,000	(14,383)	CDX IG SERIES 34 5Y (c)	JP Morgan	6/20/2025	Receive	1.00%	(13,614)	769
							$(286,620)	(188,939)

(a)	Markit CDX NA High Yield Index High Yield Series 34 Index.

(a)	Markit CDX NA High Yield Index High Yield Series 35 Index.

(c)	Markit CDX NA Investment Grade Series 34 Index.

^	If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument. If the Fund is paying the fixed rate, the counterparty acts as guarantor of the variable instrument.

FORWARD CURRENCY CONTRACTS - (0.0)%

Settlement	Units to					US Dollar
Date	Receive/Deliver	Base Currency	Counterparty	In Exchange For		Value	Unrealized Loss
To Sell:
3/5/2021	188,000	CAD	BNY Mellon Corp.	$146,594	USD	$148,501	$(1,907)
3/19/2021	37,000	CAD	BNY Mellon Corp.	29,104	USD	29,227	(123)
3/19/2021	54,500	EUR	BNY Mellon Corp.	65,806	USD	66,183	(377)
3/19/2021	12,700	GBP	BNY Mellon Corp.	17,715	USD	17,758	(43)
3/26/2021	7,100	GBP	BNY Mellon Corp.	10,039	USD	9,928	111
							$(2,339)

CAD - Canadian Dollar

EUR - Euro

GBP - Great British Pound

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2021 (Unaudited)

		James Alpha	James Alpha
	James Alpha	Global Real Estate	Multi Strategy
	Macro	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio
Assets:	(Consolidated)
Investments in Affiliates, at cost	$2,932,220	$—	$483,969
Investments in Unaffilated securities, at cost	4,971,678	945,559,582	14,372,289
Total Investments, at cost	$7,903,898	$945,559,582	$14,856,258

Investments Affiliates, at value	$3,153,353	$—	$527,516
Investments in Unaffiated securities, at value	5,057,250	786,686,003	15,522,468
Total Investments, at value	$8,210,603	$786,686,003	$16,049,984
Cash	110,404	100	2,997
Foreign Cash (Cost $3,206, $0, $56,821)	3,210	—	55,529
Deposit at Broker	1,271,567	—	2,552,078
Unrealized appreciation on swaps	775,057	—	—
Unrealized appreciation on forward currency exchange contracts	457,120	67,796	45
Receivable for securities sold	—	13,059,919	394,521
Receivable for fund shares sold	—	532,395	—
Interest and dividends receivable	19	1,695,025	28,447
Prepaid expenses and other assets	17,833	137,500	8,825
Total Assets	10,845,813	802,178,738	19,092,426

Liabilities:
Securities sold short (Proceeds $0, $0, $3,416,936)	—	—	4,382,852
Payable for securities purchased	—	13,163,337	342,675
Payable for fund shares redeemed	1,108,142	1,411,017	263,341
Payable to manager	1,402	314,548	11,258
Unrealized depreciation on forward currency contracts	458,061	30,146	—
Supervisory fee payable	868	46,679	825
Administration fees payable	7,514	259,572	10,199
Custody fees payable	9,896	87,603	37,017
Trustee fees payable	1,035	24,006	874
Compliance officer fees payable	392	21,858	500
Payable for distribution (12b-1) fees	581	84,910	65
Dividend Payable	—	—	3,111
Interest Payable	—	—	714
Accrued expenses and other liabilities	12,677	256,360	12,711
Total Liabilities	1,600,568	15,700,036	5,066,142

Net Assets	$9,245,245	$786,478,702	$14,026,284

Net Assets:
Par value of shares of beneficial interest	$9,625	$433,316	$14,746
Paid in capital	11,265,633	943,849,325	13,368,404
Accumulated earnings (loss)	(2,030,013)	(157,803,939)	643,134
Net Assets	$9,245,245	$786,478,702	$14,026,284

Net Asset Value Per Share
Class I
Net Assets	$5,302,644	$585,298,875	$13,567,370
Shares of beneficial interest outstanding	552,608	31,977,467	1,426,789
Net asset value, redemption price and offering price per share	$9.60	$18.30	$9.51

Class A
Net Assets	$541,719	$96,483,196	$4,039
Shares of beneficial interest outstanding	56,813	5,508,642	425
Net asset value, redemption price per share	$9.54	$17.51	$9.50
Offering price per share (maximum sales charge of 5.75%)	$10.12	$18.58	$10.08

Class C
Net Assets	$279,714	$70,358,650	$70,675
Shares of beneficial interest outstanding	31,025	3,990,699	7,633
Net asset value, offering price per share (a)	$9.02	$17.63	$9.26

Class S
Net Assets	$3,121,168	$34,337,981	$384,200
Shares of beneficial interest outstanding	322,020	1,854,797	39,710
Net asset value, redemption price and offering price per share	$9.69	$18.51	$9.68

(a)	Redemption price per C share varies based on length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2021 (Unaudited)

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income
	Portfolio	Equity Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$—	$—	$1,420,570
Investments in Unaffilated securities, at cost	32,032,720	2,410,770	23,154,219
Total Investments, at cost	$32,032,720	$2,410,770	$24,574,789

Investments Affiliates, at value	$—	$—	$1,582,515
Investments in Unaffiated securities, at value	38,954,794	2,889,218	20,721,621
Total Investments, at value	38,954,794	2,889,218	22,304,136
Cash	—	—	6,762
Foreign Cash (Cost $0, $0, $506)	—	—	139
Deposit at Broker	3,736,255	806,070	3,779,998
Unrealized appreciation on futures	—	—	87,342
Variation margin receivable	—	—	1,126
Receivable for securities sold	133,654	—	2,406,385
Receivable for fund shares sold	11,042	2,075	24,185
Interest and dividends receivable	476,521	23,503	124,482
Receivable from manager	—	8,313	—
Supervisory Fee Receivable	—	—	778
Prepaid expenses and other assets	17,043	8,028	24,502
Total Assets	43,329,309	3,737,207	28,759,835

Liabilities:
Options written (premiums received $1,507,935, $150,904, $0)	1,273,200	151,800	—
Securities sold short ( $0, $0, $1,565,056)	—	—	1,525,173
Payable for securities purchased	746	—	2,337,874
Payable for fund shares redeemed	44,455	5,779	87,773
Payable to manager	31,869	—	11,475
Unrealized depreciation on forward currency contracts	—	—	2,340
Variation margin payable	—	—	361
Unrealized depreciation on swaps	—	—	188,939
Supervisory fee payable	1,794	564	2,777
Administration fees payable	15,517	2,455	32,780
Custody fees payable	1,222	1,395	16,044
Trustee fees payable	565	558	2,503
Compliance officer fees payable	1,704	164	1,090
Payable for distribution (12b-1) fees	1,256	24	2,824
Interest Payable	—	—	9,854
Accrued expenses and other liabilities	7,779	7,336	38,761
Total Liabilities	1,380,107	170,075	4,260,568

Net Assets	$41,949,202	$3,567,132	$24,499,267

Net Assets:
Par value of shares of beneficial interest	$39,299	$4,482	$26,335
Paid in capital	40,752,264	4,361,444	28,560,159
Accumulated earnings (loss)	1,157,639	(798,794)	(4,087,227)
Net Assets	$41,949,202	$3,567,132	$24,499,267

Net Asset Value Per Share
Class I
Net Assets	$31,341,598	$2,196,009	$9,508,883
Shares of beneficial interest outstanding	2,942,312	277,152	1,032,397
Net asset value, redemption price and offering price per share	$10.65	$7.92	$9.21

Class A
Net Assets	$1,671,879	$46,725	$1,204,213
Shares of beneficial interest outstanding	158,882	5,982	132,022
Net asset value, redemption price per share	$10.52	$7.81	$9.12
Offering price per share (maximum sales charge of 5.75%)	$11.16	$8.29	$9.68

Class C
Net Assets	$1,164,124	$19,038	$478,297
Shares of beneficial interest outstanding	112,997	2,499	52,157
Net asset value, offering price per share (a)	$10.30	$7.62	$9.17

Class S
Net Assets	$7,771,601	$1,305,360	$13,307,874
Shares of beneficial interest outstanding	715,676	162,552	1,416,881
Net asset value, redemption price and offering price per share	$10.86	$8.03	$9.39

(a)	Redemption price per C share varies based on length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2021 (Unaudited)

		James Alpha	James Alpha
	James Alpha	Global Real Estate	Multi Strategy
	Macro	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio
	(Consolidated)
Investment Income:
Dividend income	$57,249	$8,851,169	$176,940
Interest income	95	253	21,260
Dividend income from Affiliates	150,841	—	32,382
Less: Foreign withholding taxes	—	(207,070)	(1,310)
Total Investment Income	208,185	8,644,352	229,272

Operating Expenses:
Management fees	51,623	3,296,033	135,985
Supervisory fees	4,463	250,683	4,480
Distribution (12b-1) fees
Class A Shares	273	111,720	5
Class C Shares	1,402	330,266	343
Administration fees	13,359	679,450	18,857
Printing and postage expense	5,437	100,001	4,877
Custodian fees	10,873	149,729	29,594
Registration fees	16,908	114,316	7,605
Professional fees	5,237	201,397	7,400
Compliance officer fees	762	59,226	1,075
Trustees’ fees	1,167	60,562	1,066
Shareholder servicing fees	4,168	264,028	786
Insurance expense	112	10,909	149
Dividend Expense	—	—	13,730
Interest Expense	3,500	1,576	67,503
Miscellaneous expenses	2,920	2,604	2,481
Total Operating Expenses	122,204	5,632,500	295,936
Less: Expenses waived and/or reimbursed	(54,705)	(700,028)	(80,324)
Net Operating Expenses	67,499	4,932,472	215,612

Net Investment Income	140,686	3,711,880	13,660

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	115,395	6,865,131	810,366
Affiliated Investments	—	—	20,208
Securities sold short	—	—	(181,247)
Options purchased	—	—	(23,629)
Swaps	30,646	—	—
Net realized gain	146,041	6,865,131	625,698

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign Currency Transactions	(12,751)	119,033,330	1,148,152
Affiliated Investments	62,275		(6,286)
Securities sold short	—	—	(574,348)
Swaps	561,389	—	—
Net change in unrealized appreciation	610,913	119,033,330	567,518

Net Realized and Unrealized Gain (Loss) on investments	756,954	125,898,461	1,193,216

Net Increase (Decrease) in Net Assets Resulting From Operations	$897,640	$129,610,341	$1,206,876

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2021 (Unaudited)

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income
	Portfolio	Equity Portfolio	Portfolio
Investment Income:
Dividend income	$373,315	$18,681	$159,588
Interest income	230	138	608,125
Dividend income from Affiliates	—	—	108,193
Total Investment Income	373,545	18,819	875,906

Operating Expenses:
Management fees	288,959	22,317	237,594
Supervisory fees	16,506	4,463	9,581
Distribution (12b-1) fees
Class A Shares	2,163	79	1,901
Class C Shares	7,127	95	2,503
Administration fees	44,380	4,295	53,832
Registration fees	19,643	14,578	20,023
Professional fees	12,879	1,109	7,991
Custodian fees	3,159	1,339	21,927
Trustees’ fees	4,135	330	2,300
Compliance officer fees	4,177	332	2,677
Printing and postage expense	7,701	3,217	9,722
Insurance expense	546	55	447
Shareholder servicing fees	27,157	1,402	21,264
Interest Expense	13,622	2,742	43,239
Miscellaneous expenses	1,857	1,488	1,488
Total Operating Expenses	454,011	57,841	436,489
Less: Expenses waived	(19,349)	(24,296)	(160,135)
Net Operating Expenses	434,662	33,545	276,354

Net Investment Income (Loss)	(61,117)	(14,726)	599,552

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	2,745,771	175,327	398,336
Affiliated Investments	—	—	120,091
Options purchased	(10,015,461)	(736,487)	—
Options written	5,159,748	(155,622)	—
Swaps	1,892,972	553,613	(149,676)
Securities sold short	—	(2,464)	(6,444)
Futures contracts	—	—	64,294
Net realized gain (loss)	(216,970)	(165,633)	426,601

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign Currency Transactions	684,497	210,359	754,122
Affiliated Investments	—	—	15,522
Options purchased	911,135	190,326	—
Options written	648,431	(48,473)	—
Swaps	—	—	47,439
Securities sold short	35,685	—	53,306
Futures contracts	—	—	102,260
Net change in unrealized appreciation (depreciation)	2,279,748	352,212	972,649
Net Realized and Unrealized Gain (Loss) on investments	2,062,778	186,579	1,399,250

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,001,661	$171,853	$1,998,802

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Macro		James Alpha Global		James Alpha Multi Strategy
	Portfolio		Real Estate Investments Portfolio		Alternative Income Portfolio
	(Consolidated)
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$140,686	$165,707	$3,711,880	$13,439,570	$13,660	$46,742
Net realized gain (loss) on investments, swaps and foreign currency transactions	146,041	(551,644)	6,865,131	78,812,147	625,698	1,397,326
Distribution of realized gains by underlying investment companies	—	1,961	—	—	—	748
Net change in unrealized appreciation (depreciation) on investments, short sells, swaps and foreign currency transactions	610,913	(168,896)	119,033,330	(154,651,589)	567,518	(571,647)
Net increase (decrease) in net assets resulting from operations	897,640	(552,872)	129,610,341	(62,399,872)	1,206,876	873,169

Distributions to Shareholders:
Total Distributions Paid:
Class I	—	(541,958)	(29,287,738)	(75,761,135)	(1,004,877)	(381,517)
Class A	—	(16,834)	(4,895,983)	(11,550,263)	(294)	(1,077)
Class C	—	(24,761)	(3,500,656)	(8,308,065)	(5,250)	(2,658)
Class S	—	(280,551)	(1,698,548)	(2,046,015)	(39,848)	(37,008)
Return of Capital
Class I	—	(3,134)	—	—	—	—
Class A	—	(101)	—	—	—	—
Class C	—	(178)	—	—	—	—
Class S	—	(1,623)	—	—	—	—
Total Dividends and Distributions to Shareholders	—	(869,140)	(39,382,925)	(97,665,478)	(1,050,269)	(422,260)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	303,137	447,234	78,692,885	504,892,742	158,348	114,291
Class A	404,033	1,130	5,986,037	18,808,078	—	564
Class C	—	653	1,988,372	11,744,939	—	35
Class S	692,963	1,934,180	3,596,312	31,231,154	4,779	100,438
Reinvestment of dividends and distributions
Class I	—	541,433	17,780,001	42,134,779	1,004,745	381,306
Class A	—	14,047	3,858,633	9,065,900	294	1,077
Class C	—	22,918	2,722,912	6,529,449	5,250	2,544
Class S	—	188,893	1,554,024	1,709,364	20,388	23,796
Redemption fee proceeds
Class A	—	—	—	5	—	—
Cost of shares redeemed
Class I	(1,604,471)	(1,254,422)	(122,886,925)	(515,782,732)	(371,315)	(121,820)
Class A	(22,398)	(74,619)	(12,569,011)	(30,137,619)	(347)	(64,426)
Class C	(38,004)	(100,981)	(8,189,223)	(20,767,479)	(3,645)	(117,747)
Class S	(723,715)	(2,348,459)	(6,198,077)	(10,414,985)	(380,522)	(922,187)

Net increase (decrease) in net assets from share transactions of beneficial interest	(988,455)	(627,993)	(33,664,060)	49,013,595	437,975	(602,129)

Total Increase (Decrease) in Net Assets	(90,815)	(2,050,005)	56,563,356	(111,051,755)	594,582	(151,220)

Net Assets:
Beginning of period	9,336,060	11,386,065	729,915,346	840,967,101	13,431,702	13,582,922
End of period	$9,245,245	$9,336,060	$786,478,702	$729,915,346	$14,026,284	$13,431,702

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Managed		James Alpha Managed Risk
	Risk Domestic		Risk Emerging Markets		James Alpha Hedged
	Equity Portfolio		Equity Portfolio		High Income Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	(61,117)	$(141,749)	$(14,726)	$12,355	$599,552	$1,740,982
Net realized gain (loss) on investments	(216,970)	(1,868,377)	(165,633)	(616,573)	426,601	(671,773)
Distribution of realized gains by underlying investment companies	—	—	—	—	—	4,387
Net change in unrealized depreciation on investments	2,279,748	4,838,914	352,212	521,908	972,649	(1,003,481)
Net increase (decrease) in net assets resulting from operations	2,001,661	2,828,788	171,853	(82,310)	1,998,802	70,115

Distributions to Shareholders:
Total Distributions Paid:
Class I	(2,714,717)	(785,323)	(245,864)	—	(281,097)	(788,835)
Class A	(117,453)	(25,194)	(7,387)	—	(34,838)	(139,790)
Class C	(89,191)	(40,715)	(1,803)	—	(9,074)	(25,123)
Class S	(509,805)	(289,991)	(122,492)	—	(322,679)	(775,851)
Return of Capital					—
Class I	—	—	—	—	—	(87,524)
Class A	—	—	—	—	—	(9,654)
Class C	—	—	—	—	—	(2,615)
Class S	—	—	—	—	—	(99,529)
Total Dividends and Distributions to Shareholders	(3,431,166)	(1,141,223)	(377,546)	—	(647,688)	(1,928,921)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	6,335,974	33,839,328	846	92,864	825,690	3,527,409
Class A	410,873	1,215,699	424	2,787	63,668	1,409,882
Class C	106,714	1,372,262	—	—	21,500	67,000
Class S	696,424	2,374,471	234,754	495,975	908,412	4,610,520
Reinvestment of dividends and distributions
Class I	1,582,836	622,819	101,759	—	248,734	737,112
Class A	108,960	21,319	7,387	—	31,883	139,789
Class C	89,191	40,272	1,803	—	2,535	5,727
Class S	335,590	225,164	87,936	—	194,262	605,210
Redemption fee proceeds
Class C	—	—	—	—	—	60
Cost of shares redeemed
Class I	(16,561,682)	(14,156,733)	(438,200)	(1,428,491)	(5,738,044)	(12,911,259)
Class A	(335,829)	(296,846)	(26,489)	(49,976)	(556,916)	(4,559,390)
Class C	(770,843)	(197,692)	(834)	(52,029)	(124,829)	(425,362)
Class S	(2,780,896)	(6,666,196)	(244,660)	(1,050,592)	(4,065,232)	(12,345,170)
Net increase (decrease) in net assets from share transactions of beneficial interest	(10,782,688)	18,393,867	(275,274)	(1,989,462)	(8,188,337)	(19,138,472)

Total Increase (decrease) in Net Assets	(12,212,193)	20,081,432	(480,967)	(2,071,772)	(6,837,223)	(20,997,278)

Net Assets:
Beginning of period	54,161,395	34,079,963	4,048,099	6,119,871	31,336,490	52,333,768
End of period	$41,949,202	$54,161,395	$3,567,132	$4,048,099	$24,499,267	$31,336,490

See accompanying notes to financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open -end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of twenty -nine series. These financial statements include the following six series: the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio, (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Macro Portfolio, the James Alpha Global Real Estate Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio are all managed by James Alpha Advisors, LLC (“James Alpha Advisors”), and all six are supervised by the Manager. With the exception of the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): James Alpha Advisors, LLC serves as Adviser to James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income. Ranger Global Real Estate Advisors, LLC serves as the sub-adviser to the James Alpha Global Real Estate Investments; Ranger Global Real Estate Advisors, LLC, Bullseye Asset Management LLC, Kellner Private Fund Management, LP and Coherence Capital Partners LLC serve as the sub-advisers to the James Alpha Multi Strategy Alternative Income; EAB Investment Group, LLC serves as the sub-adviser to the James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity; Concise Capital Management, LP and Amundi Smith Breeden LLC and Coherence Capital Partners LLC serve as sub-advisers to the James Alpha Hedged High Income Portfolio. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent. Northern Lights Distributors, LLC (“NLD” or the “Distributor”) is the Trust’s Distributor.

The James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Hedged High Income Portfolio are diversified portfolios.

Portfolio	Primary Objective
James Alpha Macro	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation
James Alpha Multi Strategy Alternative Income	Long-term capital appreciation
James Alpha Managed Risk Domestic Equity	Capital appreciation
James Alpha Managed Risk Emerging Markets Equity	Capital appreciation
James Alpha Hedged High Income	High current income

Currently, all Portfolios offer Class A, Class C, Class I shares and Class S shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a)	Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2021, for the Portfolios’ assets and liabilities measured at fair value:

James Alpha Macro

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,321,362	$—	$—	$3,321,362
Exchange Traded Notes	4,215	—	—	4,215
Mutual Funds	3,962,489	—	—	3,962,489
Short-Term Investments	922,537	—	—	922,537
Total	$8,210,603	$—	$—	$8,210,603

Derivatives - Assets
Total Return Swaps	—	$775,057	—	$775,057
Derivatives - Liabilities
Forward Currency Contracts	$—	$(941)	$—	$(941)

James Alpha Global Real Estate Investments

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$786,402,874	$—	$—	$786,402,874
Short-Term Investments	283,129	—	—	283,129
Total	$786,686,003	$—	$—	$786,686,003
Derivatives - Assets
Forward Currency Contracts	—	$67,796	—	$67,796

Derivatives - Liabilities
Forward Currency Contracts	—	$(30,146)	—	$(30,146)

James Alpha Multi Strategy Alternative Income

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$1,047,544	$—	$1,047,544
Common Stock	11,739,189	—	—	11,739,189
Exchange Traded Funds	39,323	—	—	39,323
Preferred Stock	213,640	—	—	213,640
Closed End Funds	1,582,401	—	—	1,582,401
Open End Fund	527,516	—	—	527,516
Short-Term Investments	900,371	—	—	900,371
Total	$15,002,440	$1,047,544	$—	$16,049,984
Liabilities*
Common Stock Sold Short	$(1,949,460)	$(10,333)	$—	(1,959,793)
Exchange Traded Funds Sold Short	(2,423,059)	—	—	(2,423,059)
Total	$(4,372,519)	$(10,333)	$—	$(4,382,852)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

James Alpha Managed Risk Domestic Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$35,373,480	$—	$—	$35,373,480
Put Options Purchased	—	2,226,075	—	2,226,075
Short-Term Investments	1,355,239	—	—	1,355,239
Total	$36,728,719	$2,226,075	$—	$38,954,794
Derivatives* - Liabilities
Put Options Written	$—	$(982,275)	$—	$(982,275)
Call Options Written	—	(290,925)	—	(290,925)
Total	$—	$(1,273,200)	$—	$(1,273,200)

James Alpha Managed Risk Emerging Markets Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,316,385	$—	$—	$1,316,385
Put Options Purchased	—	342,600	—	342,600
Short-Term Investments	1,230,233	—	—	1,230,233
Total	$2,546,618	$342,600	$—	$2,889,218
Derivatives* - Liabilities
Put Options Written	$—	$(149,400)	$—	$(149,400)
Call Options Written	—	(2,400)	—	(2,400)
Total	$—	$(151,800)	$—	$(151,800)

James Alpha Hedged High Income

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$3,135,917	$—	$3,135,917
Term Loans	—	419,105	—	419,105
Corporate Bonds	—	10,914,519	50,272	10,964,791
Convertible Bonds	—	231,190	13	231,203
Preferred Stock	1,038,917	—	31,040	1,069,957
Common Stock	32,574	—	644,904	677,478
Exchange Traded Funds	878,865	—	—	878,865
Mutual Fund	1,582,515	—	—	1,582,515
Closed End Fund	1,013,091	—	—	1,013,091
Short-Term Investments	2,331,214	—	—	2,331,214
Total	$6,877,176	$14,700,731	$726,229	$22,304,136
Liabilities*
Corporate Bonds	$—	$905,876	$—	$905,876
U.S. Government & Agencies	—	619,297	—	619,297
Total	$—	$1,525,173	$—	$1,525,173
Derivatives*
Long Futures Contracts	(26,840)	—	—	(26,840)
Short Futures Contracts	114,183	—	—	114,183
Credit Default Swaps	—	(188,939)	—	(188,939)

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

*	Refer to the Schedules of Investments for industry or category classifications.

The following is a reconciliation for the James Alpha Hedged High Income Portfolio for which Level 3 inputs were used in determining value:

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

	Beginning							Ending
	balance		Change in				Net transfers	balance
	August 31,	Total realized	unrealized		Net		in/(out) of	February 28,
	2020	gain/(loss)	appreciation	Conversion	Purchases	Net Sales	Level 3	2021
Term Loans	$314,692	$6,569	$—	$—	$—	$(321,261)	$—	$—
Corporate Bonds	324,624	1,223	409,106	(581,344)	—	(103,337)	—	50,272
Convertible Bonds	13	—	—	—	—	—	—	13
Common Stock +	547,570	—	(484,010)	581,344	—	—	—	644,904
Preferred Securities +	—	—	—	—	—	—	31,040	31,040
Warrants	1,999	1,130	—	—	—	(3,129)	—	—

Quantitative disclosures of unobservable inputs and assumptions used by James Alpha Hedged High Income are below:

Investments in Securities:
Corporate Bonds	Fair Value	Valuation Techniques	Unobservable Input
Youngs PIK SCA	50,272		Discount for lack of marketability
Convertible Bonds
Fortress Global Enterprises	13
Preferred Stock
Jakks Pacific Inc.	0	No current market
Populus Preferred Equity	31,040	Independent Valuation	Discount for lack of marketability
Common Stock
CE STAR	106,269	Independent Valuation	Discount for lack of marketability
PetroQuest	92,242
Delphi Energy Corp.	177,678
Jakks Pacific Inc.	0
FriendFinder Networks, Inc.	0
Nebraska book Holidngs, Inc.	6,205	Independent Valuation	Adjusted by management to reflect current conditions
RA Parent, Inc.	262,510	Independent Valuation
Total Fair Value Securities	$726,229

Fair value securities as a percent of net assets at February 28, 2021, were 3.0%.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Macro Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC- SPC is a closed-end fund incorporated as an exempted company under the company’s law of the Cayman Islands on February 2, 2011, and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Macro Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Macro Portfolio’s investments in the SPC is as follows:

		SPC Net Assets at	% of Fund Net Assets at
	Inception Date of SPC	February 28, 2021	February 28, 2021
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$266,776	2.89%

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2020 (for the tax year ended December 31, 2019 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

		Non-Expiring	Non-Expiring	Non-Expiring
	Expiring/Expired	Short Term	Long-Term	Total	Utilized
James Alpha Macro	$—	$978,457	$1,112,463	$2,090,920	$—
James Alpha Global Real Estate Investments	—	—	—	—	—
James Alpha Multi Strategy Alternative Income	—	—	—	—	—
James Alpha Managed Risk Domestic Equity	—	174,413	809,414	983,827	—
James Alpha Managed Risk Emerging Markets Equity	—	231,321	—	231,321	—
James Alpha Hedged High Income	—	—	1,879,294	1,879,294	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2017-2019 returns and expected to be taken in the Portfolios’ 2020 returns,and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended February 28, 2021, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are reflected for financial reporting purposes as of the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis including premium amortized and discount accreted. All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
James Alpha Macro	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Quarterly
James Alpha Multi Strategy Alternative Income	Quarterly	Annually
James Alpha Managed Risk Domestic Equity	Annually	Annually
James Alpha Managed Risk Emerging Markets Equity	Annually	Annually
James Alpha Hedged High Income	Monthly	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex -dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Market Disruptions Risk. The Portfolio is subject to investment and operational risks associated with financial, economic and other- global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID 19), which can negatively impact the securities markets and cause the Portfolio to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets,- including markets for the securities the Portfolios hold, and may adversely affect the Portfolios’ investments and operations. The transmission of COVID 19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in- the marketplace and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Portfolios’ securities or other assets. Such impacts may adversely affect the performance of the Portfolios.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: For the James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income management fees are payable to the Advisor monthly and are computed daily at the annual rates of 1.10%, 0.90%, 2.00%, 1.20%, 1.20% and 1.70% respectively, of the Portfolio’s average daily net assets. The Manager receives an annual supervision fee which is the greater of 0.10% of those Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the six months ended February 28, 2021, James Alpha Advisors waived $54,705, $700,028, $80,324, $19,349, $24,296, $399,006, respectively, for James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, James Alpha Hedged High Income.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset -based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust and are not paid any fees directly by the Trust for serving in such capacity.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager and James Alpha Advisors, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Portfolio’s Class A shares and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, James Alpha Advisors or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class S shares are offered at net asset value.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

For the six months ended February 28, 2021, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSC’s
Portfolio	Class A	Class C
James Alpha Macro	$—	$—
James Alpha Global Real Estate Investments	166,591	1,429
James Alpha Multi Strategy Alternative Income	—	—
James Alpha Managed Risk Domestic Equity	11,297	—
James Alpha Managed Risk Emerging Markets Equity	26	—
James Alpha Hedged High Income	2,864	78

(d) The Trust and the Manager and the Trust and James Alpha Advisors on behalf of the James Alpha Macro, the James Alpha Global Real Estate, the James Alpha Multi Strategy Alternative Income, the James Alpha Managed Risk Domestic Equity, the James Alpha Managed Risk Emerging Markets Equity and the James Alpha Hedged High Income, have entered into Excess Expense Agreements (the “Expense Agreements”).

In connection with the Expense Agreements, the Manager is currently voluntarily waiving, and James Alpha Advisors is currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at February 28, 2021, for each portfolio were: 1.50%, 2.25%, 1.25%, and 0.94% for Class A, C, I and S shares, respectively, of James Alpha Macro; 1.69%, 2.37%, 1.19% and 0.99% for Class A, C, I and S shares, respectively, of James Alpha Global Real Estate Investments; 2.24%, 2.99, 1.99% and 1.49% for Class A, C, I and S shares, respectively, of James Alpha Multi Strategy Alternative Income; 1.99%, 3.00%, 1.79% and 1.34% for Class A, C, I and S shares, respectively, of James Alpha Managed Risk Domestic Equity; 2.25%, 3.00%, 1.79% and 1.34% for Class A, C, I and S shares, respectively, of James Alpha Managed Risk Emerging Markets Equity; 2.39%, 2.99%, 1.85% and 1.39% for Class A, C, I and S shares, respectively, of James Alpha Hedged High Income. The above mentioned expense caps are in effect through December 31, 2021. Under the terms of the Expense Agreements, the Manager and James Alpha Advisors are permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2021		8/31/2022		8/31/2023
James Alpha Macro	90,665	+	99,260	+	129,870	^
James Alpha Global Real Estate Investments	759,176	*	808,019	**	1,158,275	**
James Alpha Multi Strategy Alternative Income	92,414	+	176,432	+	205,534	^
James Alpha Managed Risk Domestic Equity	68,373	+	117,016	+	52,139	^
James Alpha Managed Risk Emerging Markets Equity	16,978	+	58,110	+	59,174	^
James Alpha Hedged High Income	96,578	+	270,139	+	399,006	^

*	The available waived expenses subject to potential recovery for Class C and Class I Shares.

**	The available waived expenses subject to potential recovery for Class I.

***	The available waived expenses subject to potential recovery for Class I and S Shares.

+	The available waived expenses subject to potential recovery for Class A, Class C and Class I Shares.

^	The available waived expenses subject to potential recovery for Class A, Class C, Class I and Class S shares.

(f) Affiliated Investments — Companies which are affiliates of the Portfolios at February 28, 2021, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments; James Alpha Hedged High Income which is managed by James Alpha Advisors, LLC, are detailed below:

					Change in
					Unrealized
	Value at			Realized Gain	Appreciation		Value at	Shares at
Affiliated Holding	8/31/2020	Purchases	Sales	(Loss)	(Depreciation)	Income	8/31/2020	2/28/2021
James Alpha Macro
James Alpha Structured Credit Value Portfolio, Cl S	3,091,078	—	—	—	62,275	150,841	3,153,353	283,066
James Alpha Multi Strategy Alternative Income
James Alpha Structured Credit Value Portfolio, Cl S	763,594	—	(250,000)	20,208	(6,286)	32,382	527,516	47,353
James Alpha Hedged High Income
James Alpha Structured Credit Value Portfolio, Cl S	3,066,873	—	(1,387,922)	162,078	(258,514)	108,193	1,582,515	142,057

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

3.	INVESTMENT TRANSACTIONS

(a) For the six months ended February 28, 2021, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
James Alpha Macro	2,651,339	2,939,771
James Alpha Global Real Estate Investments	341,456,421	408,566,211
James Alpha Multi Strategy Alternative Income	9,882,499	10,441,656
James Alpha Managed Risk Domestic Equity	6,737,515	24,087,611
James Alpha Managed Risk Emerging Markets Equity	365,734	1,341,274
James Alpha Hedged High Income	30,442,312	40,253,188

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

(f) Short Sales – Certain portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

(g) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at February 28, 2021, were as follows:

			Location of derivatives on
			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
James Alpha Macro
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency contracts	$(941)
	Swap Contracts	Equity	Unrealized appreciation on swaps	775,057
			Totals	$774,116
James Alpha Global Real Estate
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$67,796
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency exchange contracts	$(30,146)
			Totals	$37,650
James Alpha Multi Strategy Alternative Income
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency contracts	$45
			Totals	$45
James Alpha Managed Risk Domestic Equity
	Put options purchased	Equity	Investments, at value	$2,226,075
	Put options written	Equity	Options written	(982,275)
	Call options written	Equity	Options written	(290,925)
			Totals	$952,875
James Alpha Managed Risk Emerging Market Equity
	Put options purchased	Equity	Investments, at value	$342,600
	Put options written	Equity	Options written	(149,400)
	Call options written	Equity	Options written	(2,400)
			Totals	$190,800
James Alpha Hedged High Income

	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency contracts	$(2,340)
	Futures Contracts	Interest Rate	Unrealized Appreciation on futures contracts	$87,342
	Swap Contracts	Interest Rate	Unrealized depreciation on swaps	(188,939)
			Totals	$(103,937)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2021, were as follows:

Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha Macro
Swaps Contracts
Net realized gain on swaps
Equity	$30,646
Net change in unrealized appreciation on swaps
Equity	$561,389
Forward Currency Contracts
Net realized loss on Investments and foreign currency translations
Foreign Exchange	$(4,442)
Net change in unrealized depreciation on investments and foreign currency transactions
Foreign Exchange	$(2,018)
James Alpha Global Real Estate
Forward Currency Contracts
Net realized gain from foreign currency transactions
Foreign Exchange	$(167,296)
Net change in unrealized appreciation on foreign currency transactions
Foreign Exchange	$78,363
Totals	$(88,933)
James Alpha Multi Strategy Alternative Income
Options
Net realized gain on options purchased
Equity	$(23,629)
Totals	$(23,629)
Net change in unrealized appreciation on options purchased
Equity	—
Totals	$—
Forward Currency Contracts
Net realized gain from investments and foreign currency transactions
Foreign Exchange	$378
Net change in unrealized depreciation on investments and foreign currency transactions
Foreign Exchange	$(875)
James Alpha Managed Risk Domestic Equity
Options
Net realized loss on options purchased
Equity	$(10,015,461)
Net realized gain on options written
Equity	5,159,748
Totals	$(4,855,713)
Net change in unrealized appreciation on options purchased
Equity	911,135
Net change in unrealized appreciation on options written
Equity	648,431
Totals	$1,559,566
Swaps
Net realized gain on swaps
Equity	$1,892,972
James Alpha Managed Risk Emerging Markets Equity
Options
Net realized loss on options purchased
Equity	$(736,487)
Net realized loss on options written
Equity	(155,622)
Totals	$(892,109)
Net change in unrealized appreciation on options purchased
Equity	190,326
Net change in unrealized depreciation on options written
Equity	(48,473)
Totals	$141,853
Swaps
Net realized gain on swaps
Equity	$553,613

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

				Realized and
				unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha Hedged High Income
	Futures
			Net realized gain from futures contracts
			Interest Rate	$294
			Net change in unrealized depreciation on futures contracts
			Interest Rate	$102,260
	Swaps
			Net realized loss from swaps
			Interest Rate	$(149,676)
			Net change in unrealized appreciation on swaps
			Interest Rate	$47,439
	Forward Contracts
			Net realized loss from forward currency contracts
			Foreign Exchange	$(31,843)
			Net change in unrealized appreciation on forward currency contracts
			Foreign Exchange	$2,413

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

4.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares		Class S Shares
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Period Ended
	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020	February 28, 2021	August 31, 2020
James Alpha Macro
Issued	33,758	48,080	43,371	135	—	75	73,759	218,041
Redeemed	(170,198)	(141,252)	(2,382)	(9,028)	(4,455)	(11,979)	(79,591)	(267,045)
Reinvested from Dividends	—	60,092	—	1,564	—	2,674	—	20,895
Net Increase (Decrease) in Shares	(136,440)	(33,080)	40,989	(7,329)	(4,455)	(9,230)	(5,832)	(28,109)

James Alpha Global Real Estate Investments
Issued	4,624,784	28,509,376	367,093	1,115,239	120,226	663,725	212,848	1,781,574
Redeemed	(7,338,791)	(32,304,180)	(771,366)	(1,880,732)	(501,812)	(1,312,245)	(368,057)	(632,371)
Reinvested from Dividends	1,071,139	2,466,466	242,675	550,089	169,350	391,753	92,699	108,398
Net Increase (Decrease) in Shares	(1,642,868)	(1,328,338)	(161,598)	(215,404)	(212,236)	(256,767)	(62,510)	1,257,601

James Alpha Multi Strategy Alternative Income
Issued	16,473	12,714	—	62	—	3	505	11,693
Redeemed	(39,103)	(14,069)	(37)	(7,324)	(394)	(14,017)	(39,863)	(102,188)
Reinvested from Dividends	108,241	43,844	31	124	580	293	2,163	2,695
Net Increase (Decrease) in Shares	85,611	42,489	(6)	(7,138)	186	(13,721)	(37,195)	(87,800)

James Alpha Managed Risk Domestic Equity
Issued	590,230	3,233,242	37,737	118,733	10,386	133,175	63,960	226,381
Redeemed	(1,554,080)	(1,406,776)	(31,322)	(28,666)	(74,458)	(19,800)	(251,228)	(631,852)
Reinvested from Dividends	151,612	58,920	10,558	2,036	8,813	3,925	31,570	21,065
Net Increase (Decrease) in Shares	(812,238)	1,885,386	16,973	92,103	(55,259)	117,300	(155,698)	(384,406)

James Alpha Managed Risk Emerging Markets Equity
Issued	105	10,958	52	336	—	—	28,372	58,683
Redeemed	(51,576)	(177,863)	(3,381)	(6,296)	(104)	(7,149)	(28,945)	(125,846)
Reinvested from Dividends	13,029	—	958	—	239	—	11,117	—
Net Increase (Decrease) in Shares	(38,442)	(166,905)	(2,371)	(5,960)	135	(7,149)	10,544	(67,163)

James Alpha Hedged High Income
Issued	91,099	396,497	7,070	161,079	2,345	7,417	98,836	518,448
Redeemed	(634,448)	(1,508,195)	(61,666)	(510,224)	(14,016)	(49,371)	(447,116)	(1,390,599)
Reinvested from Dividends	27,780	83,728	3,590	15,778	284	652	21,282	67,700
Net Increase (Decrease) in Shares	(515,569)	(1,027,970)	(51,006)	(333,367)	(11,387)	(41,302)	(326,998)	(804,451)

**	Amount represents less than 0.5 shares.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at February 28, 2021, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
James Alpha Macro	8,017,029	1,215,438	(247,748)	967,690
James Alpha Global Real Estate Investments	946,905,099	9,867,719	(170,086,815)	(160,219,096)
James Alpha Multi Strategy Alternative Income	11,551,722	2,236,929	(2,121,519)	115,410
James Alpha Managed Risk Domestic Equity	29,963,033	8,991,761	—	8,991,761
James Alpha Managed Risk Emerging Markets Equity	2,347,191	542,027	—	542,027
James Alpha Hedged High Income	22,631,518	1,101,578	(2,954,133)	(1,852,555)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2020 (for the period ended December 31, 2019 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Tax Exempt	Long-Term	Return of
8/31/2020	Income	Income	Capital Gains	Capital	Total
James Alpha Macro	$864,105.00	$—	$—	$5,035.00	$869,140
James Alpha Global Real Estate Investments	98,979,566	—	—	—	98,979,566
James Alpha Multi Strategy Alternative Income	45,509	—	376,751	—	422,260
James Alpha Managed Risk Domestic Equity	1,016,443	—	124,780	—	1,141,223
James Alpha Managed Risk Emerging Markets Equity	—	—	—	—	—
James Alpha Hedged High Income	1,729,599	—	—	199,322	1,928,921

The tax character of dividends paid during the period ended August 31, 2019 (for the period ended December 31, 2018 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Tax Exempt	Long-Term	Return of
8/31/2019	Income	Income	Capital Gains	Capital	Total
James Alpha Macro	$—	$—	$—	$—	$—
James Alpha Global Real Estate Investments	61,134,735	—	—	—	61,134,735
James Alpha Multi Strategy Alternative Income	302,476	—	—	242,320	544,796
James Alpha Managed Risk Domestic Equity	1,584,240	—	496,031	—	2,080,271
James Alpha Managed Risk Emerging Markets Equity	365,924	—	801,876	—	1,167,800
James Alpha Hedged High Income	2,232,538	—	—	369,633	2,602,171

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of distributions in excess, and net operating losses and short-term capital gains, reclassification of Fund distributions and adjustments for nondeductible payments resulted in reclassification for the tax year ended August 31, 2020 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2019 reclassifications for permanent book and tax differences have been adjusted for August 31, 2020 activity) as follows:

	Paid	Distributable
	In	or Accumulated
	Capital	Earnings (Loss)
James Alpha Macro	$(42,522)	$42,522
James Alpha Global Real Estate Investments	—	—
James Alpha Multi Strategy Alternative Income	—	—
James Alpha Managed Risk Domestic Equity	201,017	(201,017)
James Alpha Managed Risk Emerging Markets Equity	—	—
James Alpha Hedged High Income	(66,967)	66,967

Net assets were unaffected by the above reclassifications.

As of each of the Portfolio’s tax year-ended August 31, 2020 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2019 components of distributable earnings have been adjusted for August 31, 2020 activity), the components of distributable earnings on a tax basis were as follows:

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
James Alpha Macro	—	—	(78,471)	(2,090,920)	(901,379)	143,117	(2,927,653)
James Alpha Global Real Estate Investments	31,354,007	—	—	—	—	(279,385,362)	(248,031,355)
James Alpha Multi Strategy Alternative Income	—	951,206	(11,234)	—	—	(453,445)	486,527
James Alpha Managed Risk Domestic Equity	3,430,825	—	(4,839,095)	(983,827)	(30,103)	5,009,344	2,587,144
James Alpha Managed Risk Emerging Markets Equity	326,698	—	(638,222)	(231,321)	(83,547)	33,291	(593,101)
James Alpha Hedged High Income	—	—	(701,257)	(1,879,294)	—	(2,924,757)	(5,505,308)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts, futures and swap contracts, passive foreign investment companies and adjustments for partnerships, real estate investment trusts, perpetual bond securities, trust preferred securities, accrued dividends payable and dividends payable on foreign tax passthrough and C-Corporations adjustments. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(38), $(93,787), $462 and $(15,767) for the James Alpha Macro Portfolio, James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi-Strategy Alternative Income Portfolio and James Alpha Hedged High Income Portfolio respectively

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Losses
James Alpha Macro	78,471
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income	11,234
James Alpha Managed Risk Domestic Equity	—
James Alpha Managed Risk Emerging Markets Equity	—
James Alpha Hedged High Income	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such capital losses as follows:

Post October
Losses
James Alpha Macro	$—
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income	—
James Alpha Managed Risk Domestic Equity	4,839,095
James Alpha Managed Risk Emerging Markets Equity	638,222
James Alpha Hedged High Income	701,257

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the James Alpha Macro Portfolio will be directly affected by the performance of the James Alpha Structured Credit Value Portfolio. The Portfolio seeks to provide a high level of risk -adjusted current income and capital appreciation. Capital preservation is a secondary objective. The financial statements of the James Alpha Structured Credit Value Portfolio, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2021, the percentage of net assets invested in the James Alpha Structured Credit Value Portfolio was 34.1%.

The performance of the James Alpha Managed Risk Domestic Equity Portfolio will be directly affected by the performance of the SPDR S&P 500 ETF Trust. The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2021, the percentage of net assets invested in the SPDR S&P 500 ETF Trust was 84.3%.

The performance of the James Alpha Managed Risk Emerging Markets Equity Portfolio will be directly affected by the performance of the iShares MSCI Emerging Markets ETF. The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large and mid-capitalization emerging market equities. The financial statements of the iShares MSCI Emerging Markets ETF, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2021, the percentage of net assets invested in the iShares MSCI Emerging Markets ETF was 36.9%.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2021 (Unaudited) (Continued)

8.	BENEFICIAL OWNERSHIP (Unaudited)

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of February 28, 2021, the below entities held more than 25% of the voting securities for each of the Funds listed.

			National		First		Wells Fargo		The Dennis &
	UBS Wealth	Denis	Financial	Pershing,	National	Mid Atlantic Trust	Clearing	TD Ameritrade	Britta Nayden
	Management *	Nayden	Services *	LLC *	Bank *	Company FBO *	Services *	Trust Company *	Gifting Trust
James Alpha Multi Strategy
Alternative Income	—	—	—	—	—	—	—	—	76.65%
James Alpha Hedged High Income	—	—	62.22%	—	—	—	—	—	—
James Alpha Macro	—	—	34.58%	—	—	—	—	—	—
James Alpha Managed Risk
Domestic Equity	—	—	48.51%	—	—	—	—	—	—
James Alpha Managed Risk
Emerging Markets	—	—	36.63%	—	—	—	—	30.16%	—

*	Comprised of multiple investors and accounts

9.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310 -20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The Portfolios have adopted and applied ASU 2017-08 on a modified retrospective basis. Management has assessed these changes and concluded these changes do not have a material impact on the financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following. On Monday, December 14th, 2020, the Board of Trustees of the Saratoga Advantage Trust (“Trust”) approved the reorganization of the James Alpha Macro Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Portfolio and James Alpha Hedged High Income Portfolio (each an “Existing Fund”) to a series of the James Alpha Funds Trust (each an “Acquiring Fund”) (the “Reorganization”). As a series of James Alpha Funds Trust, each Fund will be a continuation of the identically named predecessor fund managed by James Alpha Advisors, LLC. Each Acquiring Fund will have the same investment objective and portfolio manager, and substantially similar principal investment strategies as its corresponding Existing Fund. The Reorganization was approved by the shareholders of each of the Existing Funds on March 17, 2021 except for the James Alpha Multi Strategy Portfolio which was approved on February 26, 2021. As of the close of business on March 19, 2021, the reorganization was complete.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Macro Portfolio - Class A Shares (Consolidtated)

	Six Months Ended
	February 28,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020		2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$8.69		$9.90		$9.12	$9.16	$9.36	$10.18
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.09		0.12		0.07	0.07	0.02	(0.11)
Net realized and unrealized gain (loss)	0.76		(0.58)		0.71	(0.11)	(0.22)	(0.59)
Total from investment operations	0.85		(0.46)		0.78	(0.04)	(0.20)	(0.70)
Dividends and Distributions:
Dividends from net investment income	—		(0.75)		—	—	—	(0.12)
Distributions from return of capital	—		(0.00	) **	—	—	—	—
Total dividends and distributions	—		(0.75)		—	—	—	(0.12)
Redemption Fees	—		—		—	—	—	— **
Net Asset Value, End of Year/Period	$9.54		$8.69		$9.90	$9.12	$9.16	$9.36
Total Return*	9.78%		(4.88)%		8.55%	(0.44)%	(2.14)%	(6.96)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$542		$138		$229	$327	$569	$811
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,7)	2.82	% (8)	2.82%		2.71%	2.61%	2.62%	2.12%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (4,7)	1.82	% (8)	1.70%		1.53%	1.55%	1.50%	1.50%
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets	1.86	% (8)	1.33%		0.72%	0.71%	0.16%	(1.09)%
Portfolio Turnover Rate	38	% (9)	125%		133%	103%	83%	241%

	James Alpha Global Real Estate Investments Portfolio - Class A Shares

	Six Months Ended
	February 28,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020		2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$15.56		$17.81		$18.73	$18.98	$19.03	$18.80
Income (Loss) from Investment Operations:
Net investment income (1)	0.06		0.19		0.09	0.33	0.27	0.40
Net realized and unrealized gain (loss)	2.78		(0.51)		0.65	1.22	1.51	1.71
Total from investment operations	2.84		(0.32)		0.74	1.55	1.78	2.11
Dividends and Distributions:
Dividends from net investment income	(0.12)		(0.28)		(0.64)	(0.69)	(0.28)	(0.69)
Distributions from realized gains	(0.77)		(1.65)		(1.02)	(1.11)	(1.55)	(1.19)
Total dividends and distributions	(0.89)		(1.93)		(1.66)	(1.80)	(1.83)	(1.88)
Redemption Fees	—		—		—	—	—	— **
Net Asset Value, End of Year/Period	$17.51		$15.56		$17.81	$18.73	$18.98	$19.03
Total Return*	18.91	%+	(1.93)%		4.67%	8.75%	10.27%	11.93%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$96,483		$88,222		$104,815	$109,634	$94,239	$101,868
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5)	1.67	% (8)	1.60%		1.60%	1.62%	1.93%	2.01%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (2,6)	1.67	% (8)	1.60%		1.60%	1.62%	1.92%	1.99%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.69	% (8)	1.16%		0.52%	1.80%	1.46%	2.09%
Portfolio Turnover Rate	47	% (9)	187%		172%	204%	141%	149%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	During the year ended August 31, 2020, Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 1.60%, for the James Alpha Global Real Estate Investments Portfolio.

(3)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:
2.74	% (7)	2.78%	2.68%	2.56%	2.62%	2.12%

(4)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:
1.74	% (7)	1.66%	1.50%	1.50%	1.50%	1.50%

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:
1.67	% (7)	1.60%	1.60%	1.62%	1.93%	2.01%

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:
1.67	% (7)	1.60%	1.60%	1.62%	1.92%	1.99%

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

(8)	Annualized for periods less than one year.

(9)	Not annualized

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class A Shares

	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$9.40		$9.07	$9.59	$8.85	$9.07	$9.43
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—		0.01	0.03	(0.01)	(0.02)	0.05
Net realized and unrealized gain (loss)	0.84		0.57	(0.22)	1.10	0.16	(0.29)
Total from investment operations	0.84		0.58	(0.19)	1.09	0.14	(0.24)
Dividends and Distributions:
Dividends from net investment income	(0.06)		(0.25)	(0.18)	—	—	—
Distributions from realized gains	(0.68)		—	—	—	(0.20)	(0.08)
Distributions from return of capital	—		—	(0.15)	(0.35)	(0.16)	(0.04)
Total dividends and distributions	(0.74)		(0.25)	(0.33)	(0.35)	(0.36)	(0.12)
Net Asset Value, End of Year/Period	$9.50		$9.40	$9.07	$9.59	$8.85	$9.07
Total Return*	9.07%		6.66%	(1.92)%	12.62%	1.53%	(2.42)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$4		$4	$69	$78	$99	$102
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2,6)	4.59	% (7)	4.75%	4.78%	4.35%	4.03%	3.79%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6)	3.43	% (7)	3.22%	3.39%	3.63%	3.51%	3.28%
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	(0.06	)% (7)	0.25%	0.28%	(0.13)%	(0.25)%	0.52%
Portfolio Turnover Rate	95	% (8)	185%	414%	183%	118%	124%

	James Alpha Managed Risk Domestic Equity Portfolio - Class A Shares

	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$10.83		$10.42	$10.80	$10.33	$9.94	$9.58
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.03)		(0.05)	(0.13)	(0.11)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	0.46		0.72	0.75	0.81	0.46	0.49
Total from investment operations	0.43		0.67	0.62	0.70	0.38	0.39
Dividends and Distributions:
Dividends from net investment income	(0.74)		—	(0.31)	(0.23)	—	(0.03)
Distributions from realized gains	—		(0.26)	(0.69)	—	—	—
Total dividends and distributions	(0.74)		(0.26)	(1.00)	(0.23)	—	(0.03)
Redemption Fees	—		—	—	—	0.01	— **
Net Asset Value, End of Year/Period	$10.52		$10.83	$10.42	$10.80	$10.33	$9.94
Total Return*	4.14	%+	6.56%	6.26%	6.91%	3.92%	4.09%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,672		$1,537	$519	$230	$373	$850
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (7,9)	2.05	% (7)	2.07%	2.22%	2.70%	3.20%	2.57%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (8,9)	1.99	% (7)	2.01%	2.20%	2.76%	2.67%	2.57%
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(0.48	)% (7)	(0.44)%	(1.28)%	(1.04)%	(0.81)%	(0.98)%
Portfolio Turnover Rate	16	% (8)	173%	245%	84%	11%	7%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:
3.40	% (7)	3.77%	3.80%	3.47%	3.27%	3.26%

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:
2.24	% (7)	2.24%	2.41%	2.75%	2.75%	2.75%

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:
2.05	% (7)	2.05%	2.19%	2.39%	2.98%	2.45%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:
1.99	% (7)	1.99%	2.17%	2.45%	2.45%	2.45%

(6)	Does not include the expenses of exchange traded funds in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class A Shares

	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year/Period	$8.33		$8.35		$9.47		$10.18	$9.50	$9.41
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.04)		0.04		(0.06)		(0.08)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	0.40		(0.06)		0.04		0.09	0.81	0.26
Total from investment operations	0.36		(0.02)		(0.02)		0.01	0.68	0.22
Dividends and Distributions:
Dividends from net investment income	(0.88)		—		—		(0.72)	—	(0.07)
Distributions from realized gains	—		—		(1.10)		—	—	(0.06)
Total dividends and distributions	(0.88)		—		(1.10)		(0.72)	—	(0.13)
Redemption Fees	—		—		—		—	—	—	**
Net Asset Value, End of Year/Period	$7.81		$8.33		$8.35		$9.47	$10.18	$9.50
Total Return*	4.47%		(0.24	)% +	(0.1	1)% +	(0.01)%	7.16%	2.36%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$47		$70		$119		$136	$183	$167
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2,6)	3.21	% (7)	3.16%		3.03%		2.65%	2.76%	2.61%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6)	2.25	% (7)	2.37%		2.46%		2.65%	2.70%	2.53%
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	(1.09	)% (7)	0.48%		(0.72)%		(0.87)%	(1.33)%	(0.42)%
Portfolio Turnover Rate	21	% (8)	519%		335%		152%	15%	0%

	James Alpha Hedged High Income Portfolio - Class A Shares

	Six Months Ended								For the Fiscal
	February 28,		Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
	2021		August 31,		August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year/Period	$8.72		$9.02		$9.25		$9.46	$9.10	$9.16
Income (Loss) from Investment Operations:
Net investment income (1)	0.07		0.32		0.32		0.36	0.43	0.35
Net realized and unrealized gain (loss)	0.56		(0.24)		(0.17)		(0.19)	0.32	(0.08)
Total from investment operations	0.63		0.08		0.15		0.17	0.75	0.27
Dividends and Distributions:
Dividends from net investment income	(0.23)		(0.33)		(0.32)		(0.34)	(0.39)	(0.33)
Distributions from return of capital	—		(0.05)		(0.06)		(0.04)	—	—
Total dividends and distributions	(0.23)		(0.38)		(0.38)		(0.38)	(0.39)	(0.33)
Net Asset Value, End of Year/Period	$9.12		$8.72		$9.02		$9.25	$9.46	$9.10
Total Return*	6.95%		0.97%		1.63%		1.84%	8.43%	3.16%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,204		$1,595		$4,659		$2,931	$1,308	$1,222
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4,6)	3.04	% (7)	3.10%		3.11%		2.76%	3.12%	3.69	% (7)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5,6)	2.79	% (7)	2.65%		2.68%		2.52%	2.39%	2.39	% (7)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	3.49	% (7)	3.57%		3.50%		3.85%	4.68%	3.88	% (7)
Portfolio Turnover Rate	127	% (8)	277%		195%		171%	106%	66	% (8)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
3.21	% (7)	3.04%	2.89%	2.64%	2.45%	2.45	% (3)

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
2.25	% (7)	2.25%	2.32%	2.33%	2.45%	2.45	% (3)

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:
2.63	% (7)	2.84%	2.81%	2.64%	2.39%	3.69	% (7)

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:
2.39	% (7)	2.39%	2.39%	2.39%	2.39%	2.39	% (7)

(6)	Does not include the expenses of exchange traded funds in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Macro Portfolio - Class C Shares (Consolidtated)

	Six Months Ended
	February 28,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020		2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$8.25		$9.38		$8.70	$8.80	$9.06	$9.96
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.07		0.04		—	0.01	(0.05)	(0.18)
Net realized and unrealized gain (loss)	0.70		(0.55)		0.68	(0.11)	(0.21)	(0.58)
Total from investment operations	0.77		(0.51)		0.68	(0.10)	(0.26)	(0.76)
Dividends and Distributions:
Dividends from net investment income	—		(0.62)		—	—	—	(0.14)
Distributions from return of capital	—		(0.00	) **	—	—	—	—
Total dividends and distributions	—		(0.62)		—	—	—	(0.14)
Redemption Fees	—		—		— **	—	— **	— **
Net Asset Value, End of Year/Period	$9.02		$8.25		$9.38	$8.70	$8.80	$9.06
Total Return*	9.33%		(5.61)%		7.82%	(1.14)%	(2.87)%	(7.70)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$280		$293		$419	$740	$862	$1,676
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2,6)	3.57	% (7)	3.57%		3.46%	3.36%	3.37%	2.87%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6)	2.57	% (7)	2.45%		2.28%	2.30%	2.25%	2.25%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.77	% (7)	0.51%		(0.02)%	0.07%	(0.57)%	(1.82)%
Portfolio Turnover Rate	38	% (8)	125%		133%	103%	83%	241%

	James Alpha Global Real Estate Investments Portfolio - Class C Shares

	Six Months Ended
	February 28,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020		2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$15.68		$17.95		$18.89	$19.13	$19.15	$18.89
Income (Loss) from Investment Operations:
Net investment (loss) (1)	—	**	0.07		(0.04)	0.20	0.13	0.25
Net realized and unrealized gain (loss)	2.81		(0.51)		0.65	1.22	1.54	1.74
Total from investment operations	2.81		(0.44)		0.61	1.42	1.67	1.99
Dividends and Distributions:
Dividends from net investment income	(0.09)		(0.18)		(0.53)	(0.55)	(0.14)	(0.54)
Distributions from realized gains	(0.77)		(1.65)		(1.02)	(1.11)	(1.55)	(1.19)
Total dividends and distributions	(0.86)		(1.83)		(1.55)	(1.66)	(1.69)	(1.73)
Redemption Fees	—		—		—	—	— **	— **
Net Asset Value, End of Year/Period	$17.63		$15.68		$17.95	$18.89	$19.13	$19.15
Total Return*	18.54%		(2.62)%		3.87%	7.90%	9.56%	11.19%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$70,359		$65,907		$80,048	$82,262	$73,602	$75,858
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4)	2.42	% (7)	2.35%		2.37%	2.37%	2.68%	2.76%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5)	2.37	% (7)	2.35%		2.37%	2.37%	2.61%	2.67%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	(0.01	)% (7)	0.42%		(0.25)%	1.06%	0.73%	1.35%
Portfolio Turnover Rate	47	% (8)	187%		172%	204%	141%	149%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:
3.49	% (6)	3.53%	3.43%	3.31%	3.37%	2.87%

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:
2.49	% (6)	2.41%	2.25%	2.25%	2.25%	2.25%

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:
2.42	% (6)	2.35%	2.37%	2.37%	2.68%	2.76%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:
2.37	% (6)	2.35%	2.37%	2.37%	2.61%	2.67%

(6)	Does not include the expenses of exchange traded funds in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class C Shares

	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year/Period	$9.21		$8.90		$9.42		$8.69	$8.96	$9.37
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.05)		(0.06)		(0.04)		(0.07)	(0.09)	(0.03)
Net realized and unrealized gain (loss)	0.83		0.57		(0.23)		1.08	0.17	(0.27)
Total from investment operations	0.78		0.51		(0.27)		1.01	0.08	(0.30)
Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.20)		(0.14)		—	—	(0.00	) **
Distributions from realized gains	(0.68)		—		—		—	(0.20)	(0.08)
Distributions from return of capital	—		—		(0.11)		(0.28)	(0.15)	(0.03)
Total dividends and distributions	(0.73)		(0.20)		(0.25)		(0.28)	(0.35)	(0.11)
Net Asset Value, End of Year/Period	$9.26		$9.21		$8.90		$9.42	$8.69	$8.96
Total Return *	8.62%		5.89%		(2.72)%		11.88%	0.79%	(3.11)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$71		$69		$188		$270	$318	$350
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2,6)	5.34	% (7)	5.50%		5.53%		5.11%	4.79%	4.50%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6)	4.18	% (7)	3.97%		4.14%		4.38%	4.26%	3.99%
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	(0.82	)% (7)	(0.61)%		(0.50)%		(0.84)%	(1.03)%	(0.35)%
Portfolio Turnover Rate	95	% (8)	185%		414%		183%	118%	124%

	James Alpha Managed Risk Domestic Equity Portfolio - Class C Shares

	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year/Period	$10.57		$10.28		$10.66		$10.21	$9.89	$9.59
Income (Loss) from Investment Operations:
Net investment (loss) (2)	(0.07)		(0.14)		(0.18)		(0.19)	(0.15)	(0.17)
Net realized and unrealized gain (loss)	0.45		0.69		0.72		0.81	0.46	0.48
Total from investment operations	0.38		0.55		0.54		0.62	0.31	0.31
Dividends and Distributions:
Dividends from net investment income	(0.65)		—		(0.23)		(0.17)	—	(0.01)
Distributions from realized gains	—		(0.26)		(0.69)		—	—	—
Total dividends and distributions	(0.65)		(0.26)		(0.92)		(0.17)	—	(0.01)
Redemption Fees	—		—		—		—	0.01	—	**
Net Asset Value, End of Year/Period	$10.30		$10.57		$10.28		$10.66	$10.21	$9.89
Total Return *	3.73	%+	5.47	% +	5.51	% +	6.11%	3.24%	3.20%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,164		$1,781		$524		$322	$307	$418
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4,6)	2.80	% (7)	2.81%		2.96%		3.45%	3.94%	3.30%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5,6)	2.80	% (7)	2.94%		2.96%		3.51%	3.42%	3.34%
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (5)	(1.29	)% (7)	(1.36)%		(1.74)%		(1.83)%	(1.52)%	(1.72)%
Portfolio Turnover Rate	16	% (8)	173%		245%		84%	11%	7%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:
4.15	% (7)	4.52%	4.53%	4.23%	4.03%	4.01%

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:
2.99	% (7)	2.99%	3.17%	3.50%	3.50%	3.50%

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:
2.80	% (7)	2.79%	2.93%	3.14%	3.72%	3.24%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:
2.80	% (7)	2.92%	2.93%	3.20%	3.20%	3.20%

(6)	Does not include the expenses of exchange traded funds in which the Fund invests.

(7)	Actual dollar amount

(8)	Not annualized

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class C Shares

	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year/Period	$8.08		$8.16		$9.35		$10.06	$9.46	$9.41
Income (Loss) from Investment Operations:
Net investment (loss) (1)	(0.08)		0.02		(0.10)		(0.14)	(0.20)	(0.11)
Net realized and unrealized gain (loss)	0.40		(0.10)		0.01		0.08	0.80	0.27
Total from investment operations	0.32		(0.08)		(0.09)		(0.06)	0.60	0.16
Dividends and Distributions:
Dividends from net investment income	(0.78)		—		—		(0.65)	—	(0.05)
Distributions from realized gains	—		—		(1.10)		—	—	(0.06)
Total dividends and distributions	(0.78)		—		(1.10)		(0.65)	—	(0.11)
Redemption Fees	—		—		—		—	—	—	**
Net Asset Value, End of Year/Period	$7.62		$8.08		$8.16		$9.35	$10.06	$9.46
Total Return *	4.13%		(0.98	)% +	(0.94	)% +	(0.69)%	6.34%	1.69%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$19		$19		$78		$116	$132	$114
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2,6)	3.96	% (7)	3.82%		3.77%		3.40%	3.50%	3.25%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6)	3.00	% (7)	3.11%		3.21%		3.39%	3.45%	3.24%
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	(1.98	)% (7)	0.27%		(1.12)%		(1.48)%	(2.13)%	(1.22)%
Portfolio Turnover Rate	21	% (8)	519%		694%		335%	152%	15%

	James Alpha Hedged High Income Portfolio - Class C Shares

	Six Months Ended								For the Fiscal
	February 28,		Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
	2021		August 31,		August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year/Period	$8.75		$9.04		$9.26		$9.45	$9.10	$9.16
Income (Loss) from Investment Operations:
Net investment income (1)	0.08		0.24		0.27		0.30	0.38	0.29
Net realized and unrealized gain (loss)	0.53		(0.22)		(0.18)		(0.17)	0.32	(0.06)
Total from investment operations	0.61		0.02		0.09		0.13	0.70	0.23
Dividends and Distributions:
Dividends from net investment income	(0.19)		(0.27)		(0.26)		(0.29)	(0.35)	(0.29)
Distributions from return of capital	—		(0.04)		(0.05)		(0.03)	—	—
Total dividends and distributions	(0.19)		(0.31)		(0.31)		(0.32)	(0.35)	(0.29)
Redemption Fees	—		—		—		—	—	—
Net Asset Value, End of Year/Period	$9.17		$8.75		$9.04		$9.26	$9.45	$9.10
Total Return*	6.75%		0.29%		0.96%		1.34%	7.76%	2.61%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$478		$556		$948		$824	$717	$577
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4,6)	3.78	% (7)	3.86%		3.82%		3.46%	3.75%	4.40	% (7)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5,6)	3.41	% (7)	3.25%		3.28%		3.10%	2.99%	2.99	% (7)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	2.85	% (7)	2.74%		2.90%		3.32%	4.06%	3.89	% (7)
Portfolio Turnover Rate	127	% (8)	277%		195%		171%	106%	66	% (8)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
3.96	% (7)	3.70%	3.63%	3.20%	3.25%	3.02%

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
3.00	% (7)	2.99%	3.08%	3.20%	3.20%	3.01%

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:
3.36	% (7)	3.60%	3.53%	3.35%	3.75%	4.40	% (7)

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:
2.99	% (7)	2.99%	2.99%	2.99%	2.99%	2.99	% (7)

(6)	Does not include the expenses of exchange traded funds in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Macro Portfolio - Class I Shares (Consolidtated)

	Six Months Ended
	February 28,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020		2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$8.74		$9.95		$9.15	$9.16	$9.34	$10.24
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.13		0.13		0.09	0.10	0.03	(0.08)
Net realized and unrealized gain (loss)	0.73		(0.57)		0.71	(0.11)	(0.21)	(0.59)
Total from investment operations	0.86		(0.44)		0.80	(0.01)	(0.18)	(0.67)
Dividends and Distributions:
Dividends from net investment income	—		(0.77)		—	—	—	(0.23)
Distributions from return of capital	—		(0.00	) **	—	—	—	—
Total dividends and distributions	—		(0.77)		—	—	—	(0.23)
Redemption Fees	—		—		— **	—	— **	— **
Net Asset Value, End of Year/Period	$9.60		$8.74		$9.95	$9.15	$9.16	$9.34
Total Return*	9.84%		(4.58)%		8.74%	(0.11)%	(1.93)%	(6.71)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$5,303		$6,020		$7,187	$6,849	$8,448	$11,581
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2,6)	2.57	% (7)	2.57%		2.46%	2.36%	2.36%	1.87%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6)	1.57	% (7)	1.45%		1.28%	1.30%	1.25%	1.25%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	2.92	% (7)	1.50%		1.00%	1.03%	0.36%	(0.81)%
Portfolio Turnover Rate	38	% (8)	125%		133%	103%	83%	241%

	James Alpha Global Real Estate Investments Portfolio - Class I Shares

	Six Months Ended
	February 28,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020		2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$16.19		$18.42		$19.29	$19.46	$19.42	$19.10
Income (Loss) from Investment Operations:
Net investment income (1)	0.10		0.28		0.17	0.41	0.34	0.48
Net realized and unrealized gain (loss)	2.91		(0.54)		0.66	1.27	1.58	1.76
Total from investment operations	3.01		(0.26)		0.83	1.68	1.92	2.24
Dividends and Distributions:
Dividends from net investment income	(0.13)		(0.32)		(0.68)	(0.74)	(0.33)	(0.73)
Distributions from realized gains	(0.77)		(1.65)		(1.02)	(1.11)	(1.55)	(1.19)
Total dividends and distributions	(0.90)		(1.97)		(1.70)	(1.85)	(1.88)	(1.92)
Redemption Fees	—		—		—	—	— **	— **
Net Asset Value, End of Year/Period	$18.30		$16.19		$18.42	$19.29	$19.46	$19.42
Total Return*	19.23%		(1.51)%		5.06%	9.22%	10.82%	12.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$585,299		$544,432		$643,866	$591,437	$314,904	$273,275
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4)	1.42	% (7)	1.35%		1.33%	1.37%	1.68%	1.76%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5)	1.19	% (7)	1.19%		1.19%	1.19%	1.43%	1.49%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	1.17	% (7)	1.68%		0.93%	2.13%	1.79%	2.51%
Portfolio Turnover Rate	47	% (8)	187%		172%	204%	141%	149%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:
2.49	% (7)	2.53%	2.43%	2.31%	2.36%	1.87%

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:
1.49	% (7)	1.41%	1.25%	1.25%	1.25%	1.25%

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:
1.42	% (7)	1.35%	1.33%	1.37%	1.68%	1.76%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:
1.19	% (7)	1.19%	1.19%	1.19%	1.43%	1.49%

(6)	Does not include the expenses of exchange traded funds in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class I Shares

	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$9.41		$9.10	$9.62	$8.88	$9.09	$9.44
Income (Loss) from Investment Operations:
Net investment income (1)	0.01		0.03	0.05	0.01	—	0.06
Net realized and unrealized gain (loss)	0.84		0.57	(0.22)	1.10	0.16	(0.27)
Total from investment operations	0.85		0.60	(0.17)	1.11	0.16	(0.21)
Dividends and Distributions:
Dividends from net investment income	(0.07)		(0.29)	(0.19)	—	— **	(0.01)
Distributions from realized gains	(0.68)		—	—	—	(0.20)	(0.08)
Distributions from return of capital	—		—	(0.16)	(0.37)	(0.17)	(0.05)
Total dividends and distributions	(0.75)		(0.29)	(0.35)	(0.37)	(0.37)	(0.14)
Redemption Fees	—		—	—	—	—	—
Net Asset Value, End of Year/Period	$9.51		$9.41	$9.10	$9.62	$8.88	$9.09
Total Return *	9.25%		6.90%	(1.66)%	12.88%	1.75%	(2.10)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$13,567		$12,625	$11,815	$12,034	$13,380	$14,886
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2,6)	4.34	% (7)	4.50%	4.53%	4.11%	3.78%	3.47%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6)	3.18	% (7)	2.97%	3.14%	3.38%	3.26%	2.96%
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	0.19	% (7)	0.32%	0.52%	0.14%	(0.02)%	0.70%
Portfolio Turnover Rate	95	% (8)	185%	414%	183%	118%	124%

	James Alpha Managed Risk Domestic Equity Portfolio - Class I Shares

	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2021		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year/Period	$10.96		$10.53	$10.90	$10.41	$9.98	$9.58
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.01)		(0.03)	(0.10)	(0.06)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.46		0.72	0.76	0.82	0.47	0.45
Total from investment operations	0.45		0.69	0.66	0.76	0.43	0.44
Dividends and Distributions:
Dividends from net investment income	(0.76)		—	(0.34)	(0.27)	(0.01)	(0.04)
Distributions from realized gains	—		(0.26)	(0.69)	—	—	—
Total dividends and distributions	(0.76)		(0.26)	(1.03)	(0.27)	(0.01)	(0.04)
Redemption Fees	—		—	—	—	0.01	— **
Net Asset Value, End of Year/Period	$10.65		$10.96	$10.53	$10.90	$10.41	$9.98
Total Return *	4.26	%+	6.69%	6.68%	7.40%	4.42%	4.58%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$31,342		$41,145	$19,673	$3,742	$4,705	$5,471
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4,6)	1.79	% (7)	1.82%	1.99%	2.25%	2.96%	2.35%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5,6)	1.79	% (7)	1.81%	1.86%	2.30%	2.21%	2.07%
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	(0.23	)% (7)	(0.29)%	(0.93)%	(0.61)%	(0.37)%	(0.15)%
Portfolio Turnover Rate	16	% (8)	173%	245%	84%	11%	7%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:
3.15	% (7)	3.52%	3.55%	3.23%	3.02%	3.02%

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:
1.99	% (7)	1.99%	2.16%	2.50%	2.50%	2.50%

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:
1.79	% (7)	1.79%	1.95%	1.93%	2.74%	2.27%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:
1.79	% (7)	1.79%	1.82%	1.99%	1.99%	1.99%

(6)	Does not include the expenses of exchange traded funds in which the Fund invests.

(7)	Annualized for periods less than one year.

(8)	Not annualized

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class I Shares

	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2021		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year/Period	$8.44		$8.43		$9.56		$10.24		$9.53		$9.41
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)		0.09		0.04		(0.01)		(0.09)		0.01
Net realized and unrealized gain (loss)	0.41		(0.08)		(0.03)		0.08		0.82		0.25
Total from investment operations	0.38		0.01		0.01		0.07		0.73		0.26
Dividends and Distributions:
Dividends from net investment income	(0.90)		—		(0.04)		(0.75)		(0.02)		(0.08)
Distributions from realized gains	—		—		(1.10)		—		—		(0.06)
Total dividends and distributions	(0.90)		—		(1.14)		(0.75)		(0.02)		(0.14)
Redemption Fees	—		—		—		—		—		—	**
Net Asset Value, End of Year/Period	$7.92		$8.44		$8.43		$9.56		$10.24		$9.53
Total Return *	4.71%		0.12	% (7)	0.23	% (7)	0.61%		7.65%		2.78%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$2,196		$2,664		$4,066		$5,432		$8,694		$8,103
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2,6)	2.96	% (8)	2.93%		2.72%		2.38%		2.50%		2.36%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6)	1.79	% (8)	1.92%		2.01%		2.14%		2.24%		2.13%
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	(0.78	)% (8)	1.04%		0.44%		(0.05)%		(0.96)%		0.03%
Portfolio Turnover Rate	21	% (9)	519%		694%		335%		152%		15%

	James Alpha Hedged High Income Portfolio - Class I Shares

	Six Months Ended										For the Fiscal
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	2021		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year/Period	$8.79		$9.07		$9.27		$9.46		$9.10		$9.16
Income (Loss) from Investment Operations:
Net investment income (1)	0.11		0.35		0.37		0.40		0.47		0.36
Net realized and unrealized (loss)	0.55		(0.23)		(0.18)		(0.18)		0.32		(0.06)
Total from investment operations	0.66		0.12		0.19		0.22		0.79		0.30
Dividends and Distributions:
Dividends from net investment income	(0.24)		(0.35)		(0.33)		(0.37)		(0.43)		(0.36)
Distributions from return of capital	—		(0.05)		(0.06)		(0.04)		—		—
Total dividends and distributions	(0.24)		(0.40)		(0.39)		(0.41)		(0.43)		(0.36)
Redemption Fees	—		—		—		—		—		—
Net Asset Value, End of Year/Period	$9.21		$8.79		$9.07		$9.27		$9.46		$9.10
Total Return*	7.26%		1.45%		2.36	% (7)	2.36	% (7)	8.86	% (7)	3.49%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$9,509		$13,601		$24,647		$24,647		$16,820		$13,261
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4,6)	2.78	% (8)	2.86%		2.45%		2.45%		2.70%		3.38	% (8)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5,6)	2.26	% (8)	2.11%		2.04%		2.04%		1.99%		1.99	% (8)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	4.03	% (8)	3.93%		4.37%		4.37%		5.07%		4.95	% (8)
Portfolio Turnover Rate	127	% (9)	277%		171%		171%		106%		66	% (9)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
2.96	% (8)	2.80%	2.59%	2.23%	2.25%	2.21%

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
1.79	% (8)	1.79%	1.87%	1.99%	1.99%	1.98%

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:
2.37	% (8)	2.60%	1.95%	1.93%	2.74%	2.27	% (8)

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:
1.85	% (8)	1.85%	1.82%	1.99%	1.99%	1.99	% (8)

(6)	Does not include the expenses of exchange traded funds in which the Fund invests.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Annualized for periods less than one year.

(9)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Macro Portfolio - Class S Shares (Consolidated)

							For the Period
	Six Months Ended						August 17,
	February 28,		Year Ended		Year Ended	Year Ended	2017 (1) to
	2021		August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020		2019	2018	2017
Net Asset Value, Beginning of Year/Period	$8.80		$9.97		$9.16	$9.17	$9.05
Income (Loss) from Investment Operations:
Net investment income (2)	0.15		0.18		0.10	0.13	0.00	**
Net realized and unrealized gain (loss)	0.74		(0.58)		0.71	(0.14)	0.12
Total from investment operations	0.89		(0.40)		0.81	(0.01)	0.12
Dividends and Distributions:
Dividends from net investment income	—		(0.77)		—	—	—
Distributions from return of capital	—		(0.00	) **	—	—	—
Total dividends and distributions	—		(0.77)		—	—	—
Redemption Fees	—		—		— **	— **	—	**
Net Asset Value, End of Year/Period	$9.69		$8.80		$9.97	$9.16	$9.17
Total Return*	10.11%		(4.15)%		8.84%	(0.11)%	1.33%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$3,121		$2,885		$3,550	$4,636	$109
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2,7)	2.57	% (8)	2.57%		2.41%	2.39%	2.36	% (8)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,7)	1.02	% (8)	0.98%		1.20%	1.30%	1.25	% (8)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (7)	3.37	% (8)	1.97%		1.08%	1.39%	0.36	% (8)
Portfolio Turnover Rate	38	% (9)	125%		133%	103%	83	% (9)

	James Alpha Global Real Estate Investments Portfolio - Class S Shares

							For the Period
	Six Months Ended						August 17,
	February 28,		Year Ended		Year Ended	Year Ended	2017 (1) to
	2021		August 31,		August 31,	August 31,	August 31,
	(Unaudited)		2020		2019	2018	2017
Net Asset Value, Beginning of Year/Period	$16.35		$18.55		$19.35	$19.46	$19.30
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.12		0.31		0.22	0.42	(0.36)
Net realized and unrealized gain	2.94		(0.54)		0.69	1.32	0.52
Total from investment operations	3.06		(0.23)		0.91	1.74	0.16
Dividends and Distributions:
Dividends from net investment income	(0.13)		(0.32)		(0.69)	(0.74)	—
Distributions from realized gains	(0.77)		(1.65)		(1.02)	(1.11)	—
Total dividends and distributions	(0.90)		(1.97)		(1.71)	(1.85)	—
Redemption Fees	—		—		—	— **	—	**
Net Asset Value, End of Year/Period	$18.51		$16.35		$18.55	$19.35	$19.46
Total Return*	19.35%		(1.32)%		5.44%	9.54%	0.83%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$34,338		$31,355		$12,238	$21,284	$285
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4)	1.42	% (8)	1.36%		1.33%	1.37%	1.68	% (8)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5)	0.99	% (8)	1.00%		0.88%	0.90%	1.19	% (8)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	1.37	% (8)	1.86%		1.20%	2.23%	1.79	% (8)
Portfolio Turnover Rate	47	% (9)	187%		172%	204%	141	% (9)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:
2.49	% (8)	2.53%	2.38%	2.30%	2.36	% (8)

(4)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:
0.94	% (8)	0.94%	1.17%	1.20%	1.25	% (8)

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:
1.42	% (8)	1.36%	1.33%	1.37%	1.68	% (8)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:
0.99	% (8)	1.00%	0.88%	0.90%	1.19	% (8)

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

(8)	Annualized for periods less than one year.

(9)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class S Shares

						For the Period
	Six Months Ended					August 17,
	February 28,		Year Ended	Year Ended	Year Ended	2017 (1) to
	2021		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$9.54		$9.17	$9.67	$8.87	$8.73
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.03		0.07	0.07	0.06	(0.01)
Net realized and unrealized gain (loss)	0.86		0.59	(0.22)	1.11	0.15
Total from investment operations	0.89		0.66	(0.15)	1.17	0.14
Dividends and Distributions:
Dividends from net investment income	(0.07)		(0.29)	(0.19)	—	—
Distributions from realized gains	(0.68)		—	—	—	—
Distributions from return of capital	—		—	(0.16)	(0.37)	—
Total dividends and distributions	(0.75)		(0.29)	(0.35)	(0.37)	—
Net Asset Value, End of Year/Period	$9.68		$9.54	$9.17	$9.67	$8.87
Total Return *	9.55%		7.51%	(1.44)%	13.59%	1.60%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$384		$734	$1,511	$3,206	$89
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,7)	4.34	% (8)	4.50%	4.45%	4.34%	3.78	% (8)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (4,7)	2.68	% (8)	2.47%	2.87%	3.08%	3.26	% (8)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (7)	0.60	% (8)	0.87%	0.75%	0.66%	(0.02	)% (8)
Portfolio Turnover Rate	95	% (9)	185%	414%	183%	118	% (9)

	James Alpha Managed Risk Domestic Equity Portfolio - Class S Shares

						For the Period
	Six Months Ended					August 17,
	February 28,		Year Ended	Year Ended	Year Ended	2017 (1) to
	2021		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$11.13		$10.64	$10.95	$10.38	$10.30
Income from Investment Operations:
Net investment loss (2)	0.01		0.02	—	(0.01)	(0.08)
Net realized and unrealized gain	0.48		0.73	0.72	0.85	0.16
Total from investment operations	0.49		0.75	0.72	0.84	0.08
Dividends and Distributions:
Dividends from net investment income	(0.76)		—	(0.34)	(0.27)	—
Distributions from realized gains	—		(0.26)	(0.69)	—	—
Total dividends and distributions	(0.76)		(0.26)	(1.03)	(0.27)	—
Redemption Fees	—		—	—	— **	0.00	**
Net Asset Value, End of Year/Period	$10.86		$11.13	$10.64	$10.95	$10.38
Total Return *	4.56	%+	7.19%	7.23%	8.21%	0.78%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$7,772		$9,702	$13,365	$21,023	$369
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,7)	1.79	% (8)	1.81%	1.94%	2.22%	2.96	% (8)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,7)	1.34	% (8)	1.36%	1.33%	1.62%	2.21	% (8)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (7)	0.18	% (8)	0.16%	(0.03)%	(0.13)%	(0.37	)% (8)
Portfolio Turnover Rate	16	% (9)	173%	245%	84%	11	% (9)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:
3.15	% (8)	3.52%	3.47%	3.34%	3.02	% (8)

(4)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:
1.49	% (8)	1.49%	1.89%	2.09%	2.50	% (8)

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:
1.79	% (8)	1.78%	1.90%	1.89%	2.74	% (8)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:
1.34	% (8)	1.34%	1.30%	1.29%	1.99	% (8)

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

(8)	Annualized for periods less than one year.

(9)	Not annualized.

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class S Shares

							For the Period
	Six Months Ended						August 17,
	February 28,		Year Ended	Year Ended		Year Ended	2017 (1) to
	2021		August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2020	2019		2018	2017
Net Asset Value, Beginning of Year/Period	$8.52		$8.47	$9.58		$10.22	$10.10
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.01)		0.12	0.01		(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.42		(0.07)	0.02		0.14	0.13
Total from investment operations	0.41		0.05	0.03		0.11	0.12
Dividends and Distributions:
Dividends from net investment income	(0.90)		—	(0.04)		(0.75)	—
Distributions from realized gains	—		—	(1.10)		—	—
Total dividends and distributions	(0.90)		—	(1.14)		(0.75)	—
Redemption Fees	—		—	—		—	—	**
Net Asset Value, End of Year/Period	$8.03		$8.52	$8.47		$9.58	$10.22
Total Return *	5.03%		0.59%	0.45	% +	1.02%	1.19%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,305		$1,296	$1,857		$2,391	$46
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,7)	2.95	% (8)	2.94%	2.78%		2.48%	2.50	% (8)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (4,7)	1.34	% (8)	1.47%	1.77%		1.88%	2.24	% (8)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (7)	(0.34	)% (8)	1.48%	0.23%		(0.30)%	(0.96	)% (8)
Portfolio Turnover Rate	21	% (9)	519%	694%		335%	152	% (9)

	James Alpha Hedged High Income Portfolio - Class S Shares

							For the Period
	Six Months Ended						August 17,
	February 28,		Year Ended	Year Ended		Year Ended	2017 (1) to
	2021		August 31,	2021		August 31,	August 31,
	(Unaudited)		2020	2019		2018	2017
Net Asset Value, Beginning of Year/Period	$8.94		$9.17	$9.33		$9.47	$9.48
Income (Loss) from Investment Operations:
Net investment income (2)	0.14		0.39	0.41		0.46	0.01
Net realized and unrealized (loss)	0.55		(0.22)	(0.18)		(0.19)	(0.02)
Total from investment operations	0.69		0.17	0.23		0.27	(0.01)
Dividends and Distributions:
Dividends from net investment income	(0.24)		(0.34)	(0.33)		(0.37)	—
Distributions from return of capital	—		(0.06)	(0.06)		(0.04)	—
Total dividends and distributions	(0.24)		(0.40)	(0.39)		(0.41)	—
Redemption Fees	—		—	—		—	—	**
Net Asset Value, End of Year/Period	$9.39		$8.94	$9.17		$9.33	$9.47
Total Return*	7.48%		1.99%	2.63%		2.89%	(0.11)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$13,308		$15,584	$23,374		$39,016	$621
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,7)	2.78	% (8)	2.85%	2.78%		2.50%	2.70	% (8)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,7)	1.81	% (8)	1.64%	1.68%		1.51%	1.99	% (8)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (7)	4.45	% (8)	4.34%	4.48%		4.74%	5.07	% (8)
Portfolio Turnover Rate	127	% (9)	277%	195%		171%	106	% (9)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
2.95	% (8)	2.81%	2.65%	2.33%	2.25	% (8)

(4)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:
1.34	% (8)	1.34%	1.63%	1.73%	1.99	% (8)

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:
2.37	% (8)	2.60%	2.49%	2.35%	2.70	% (8)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:
1.39	% (8)	1.39%	1.39%	1.35%	1.99	% (8)

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

(8)	Annualized for periods less than one year.

(9)	Not annualized

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from September 1, 2020, through February 28, 2021.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 9/1/2020	Value - 2/28/2021	09/1/2020-2/28/2021*	[Annualized]
Actual Expenses:
James Alpha Macro - Class A	1,000.00	1,097.80	9.05	1.74%
James Alpha Macro - Class C	1,000.00	1,093.30	12.92	2.49%
James Alpha Macro - Class I	1,000.00	1,098.40	7.75	1.49%
James Alpha Macro - Class S	1,000.00	1,101.10	2.49	0.94%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,189.10	9.06	1.67%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,185.40	12.84	2.37%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,192.30	6.47	1.19%
James Alpha Global Real Estate Investments - Class S	1,000.00	1,193.50	5.38	0.99%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,086.20	11.59	2.24%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,092.50	15.51	2.99%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,090.70	10.32	1.99%
James Alpha Multi Strategy Alternative Income - Class S	1,000.00	1,095.50	7.74	1.49%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,041.40	10.07	1.99%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,037.30	14.14	2.80%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,042.60	9.07	1.79%
James Alpha Managed Risk Domestic Equity - Class S	1,000.00	1,045.60	6.80	1.34%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,044.70	11.41	2.25%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,041.30	15.18	3.00%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,047.10	9.09	1.79%
James Alpha Managed Risk Emerging Markets Equity - Class S	1,000.00	1,050.30	6.81	1.34%
James Alpha Hedged High Income - Class A	1,000.00	1,069.50	12.30	2.40%
James Alpha Hedged High Income - Class C	1,000.00	1,067.50	15.37	3.00%
James Alpha Hedged High Income - Class I	1,000.00	1,072.60	9.53	1.86%
James Alpha Hedged High Income - Class S	1,000.00	1,074.80	7.17	1.39%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 9/1/2020	Value - 2/28/2021	09/1/2020-2/28/2021*	[Annualized]
[5% Return Before Expenses]
James Alpha Macro - Class A	1,000.00	1,016.17	8.70	1.74%
James Alpha Macro - Class C	1,000.00	1,012.45	12.42	2.49%
James Alpha Macro - Class I	1,000.00	1,017.41	7.45	1.49%
James Alpha Macro - Class S	1,000.00	1,020.13	4.71	0.94%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,016.51	8.35	1.67%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,013.04	11.83	2.37%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,018.89	5.96	1.19%
James Alpha Global Real Estate Investments - Class S **	1,000.00	1,019.89	4.96	0.99%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,013.69	11.18	2.24%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,009.97	14.90	2.99%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,014.93	9.94	1.99%
James Alpha Multi Strategy Alternative Income - Class S	1,000.00	1,017.41	7.45	1.49%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,014.93	9.94	1.99%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,010.91	13.96	2.80%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,015.92	8.95	1.79%
James Alpha Managed Risk Domestic Equity - Class S	1,000.00	1,018.15	6.71	1.34%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,013.64	11.23	2.25%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,009.92	14.95	3.00%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,015.92	8.95	1.79%
James Alpha Managed Risk Emerging Markets Equity - Class S	1,000.00	1,018.15	6.71	1.34%
James Alpha Hedged High Income - Class A	1,000.00	1,012.91	11.96	2.40%
James Alpha Hedged High Income - Class C	1,000.00	1,009.93	14.94	3.00%
James Alpha Hedged High Income - Class I	1,000.00	1,015.60	9.27	1.86%
James Alpha Hedged High Income - Class S **	1,000.00	1,017.88	6.97	1.86%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited)

SHAREHOLDER MEETING

The Board of Trustees of The Saratoga Advantage Trust (the “Trust”) held a Special Meeting of the Shareholders of the James Alpha Multi Strategy Alternative Income Portfolio (the “James Alpha Target Portfolio”), a series of the Trust, on February 26, 2021, for the purpose of approving an Agreement and Plan of Reorganization, providing for (a) the transfer of the assets and liabilities of the James Alpha Target Portfolio to the corresponding James Alpha acquiring fund described in the Joint Proxy Statement/Prospectus (the “Acquiring Fund”), a newly formed series portfolio of the James Alpha Funds Trust, in exchange for shares of the Acquiring Fund; and (b) the distribution of such shares to shareholders of the James Alpha Target Portfolio and complete liquidation and termination of the James Alpha Target Portfolio.

At the close of business February 26, 2021, the record date for the Special Meeting of Shareholders, there were outstanding 1,497,410.599 shares of beneficial interest of the Fund. Accordingly, shares represented in person and by proxy at the Special Meeting equaled 92.79% of the outstanding shares of the Fund. Therefore, a quorum was present for the Fund.

With respect to approval of the proposed Agreement and Plan of Reorganization the following votes were cast:

For Approval: 1,389,366.624 shares voted

Against Approval: 37.586 shares voted

Abstained: 0.00 shares voted

SHAREHOLDER MEETING

The Board of Trustees of The Saratoga Advantage Trust (the “Trust”) held a Special Meeting of the Shareholders of the James Alpha Global Real Estate Investments Portfolio, the James Alpha Hedged High Income Portfolio, the James Alpha Macro Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio (the “James Alpha Target Portfolios”), each a series of the Trust, on March 17, 2021, for the purpose of approving an Agreement and Plan of Reorganization, providing for (a) the transfer of the assets and liabilities of each of the James Alpha Target Portfolio to their corresponding James Alpha acquiring fund described in the Joint Proxy Statement/Prospectus (the “Acquiring Funds”), each a newly formed series portfolio of the James Alpha Funds Trust, in exchange for shares of the respective Acquiring Fund; and (b) the distribution of such shares to shareholders of the James Alpha Target Portfolios and complete liquidation and termination of the James Alpha Target Portfolios.

At the close of business March 17, 2021, the record date for the Special Meeting of Shareholders, there were the following outstanding shares of beneficial interest of each portfolio.

Target Portfolio	Outstanding Shares
James Alpha Global Real Estate Portfolio	44,181,153.852
James Alpha Hedged High Income Portfolio	2,828,693.505
James Alpha Macro Portfolio	1,024,219.082
James Alpha Managed Risk Domestic Equity Portfolio	3,852,937.007
James Alpha Managed Risk Emerging Markets Portfolio	436,744.407

Accordingly, shares represented in person and by proxy at the Special Meeting equaled the following percentage of the outstanding shares of each portfolio. Therefore, a quorum was present for the portfolios.

Target Portfolio	% of Outstanding Shares Voted
James Alpha Global Real Estate Portfolio	51.61%
James Alpha Hedged High Income Portfolio	52.39%
James Alpha Macro Portfolio	55.99%
James Alpha Managed Risk Domestic Equity Portfolio	53.59%
James Alpha Managed Risk Emerging Markets Portfolio	50.10%

With respect to approval of the proposed Agreement and Plan of Reorganization the following votes were cast:

Target Portfolio	For Approval	Against Approval	Abstained
James Alpha Global Real Estate Portfolio	22,083,034.256	115,729.236	602,739.613
James Alpha Hedged High Income Portfolio	1,300,812.117	16,642.096	164,503.184
James Alpha Macro Portfolio	554,254.510	11,218.428	8,033.425
James Alpha Managed Risk Domestic Equity Portfolio	2,007,254.085	11,119.729	46,352.000
James Alpha Managed Risk Emerging Markets Portfolio	184,943.653	611.159	33,241.977

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N -PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

James Alpha-SA21

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of February 28, 2021, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 5/10/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 5/10/21

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 5/10/21

* Print the name and title of each signing officer under his or her signature.